UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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WEBMD HEALTH CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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WEBMD HEALTH CORP.
111 Eighth Avenue
New York, New York 10011

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 18, 2007

To The Stockholders of WebMD Health Corp.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of WebMD Health Corp. will be held at 9:30 a.m., Eastern time, on September 18, 2007, at The Waldorf-Astoria Hotel, 301 Park Avenue, New York, NY 10022, for the following purposes:

1. To elect: (a) three Class I directors, each to serve a two-year term expiring at our Annual Meeting of Stockholders in 2009 or until his successor is elected and has qualified or his earlier resignation or removal; (b) three Class II directors, each to serve a three-year term expiring at our Annual Meeting of Stockholders in 2010 or until his successor is elected and has qualified or his earlier resignation or removal; and (c) two Class III directors, each to serve a one-year term expiring at our Annual Meeting of Stockholders in 2008 or until his successor is elected and has qualified or his earlier resignation or removal; and

2. To consider and vote on a proposal to ratify and approve an amendment to WebMD’s 2005 Long-Term Incentive Plan to increase the number of shares of WebMD Class A Common Stock issuable under that Plan by 1,850,000 shares, to a total of 9,000,000 shares; and

3. To consider and vote on a proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm to serve as WebMD’s independent auditor for the fiscal year ending December 31, 2007; and

4. To consider and transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on August 8, 2007 will be entitled to vote at this meeting. The stock transfer books will not be closed.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to complete, sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as promptly as possible.

By Order of the Board of Directors
of WebMD Health Corp.

Douglas W. Wamsley
Executive Vice President,
General Counsel and Secretary

New York, New York
August 13, 2007

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING,
PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY.

PROXY STATEMENT
PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING
VOTING RIGHTS AND RELATED MATTERS
DIRECTORS AND EXECUTIVE OFFICERS
SECURITY OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT
PROPOSAL 1: ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
NON-EMPLOYEE DIRECTOR COMPENSATION
EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REPORT OF THE AUDIT COMMITTEE
PROPOSAL 2: APPROVAL OF AMENDED AND RESTATED 2005 LONG-TERM INCENTIVE PLAN
PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING
WHERE YOU CAN FIND MORE INFORMATION
MISCELLANEOUS

FORWARD-LOOKING STATEMENTS

     This Proxy Statement contains both historical and forward-looking statements. All statements other than statements of historical fact are, or may be, forward-looking statements. For example, statements concerning projections, predictions, expectations, estimates or forecasts and statements that describe our objectives, future performance, plans or goals are, or may be, forward-looking statements. These forward-looking statements reflect management’s current expectations concerning future results and events and can generally be identified by the use of expressions such as “may,” “will,” “should,” “could,” “would,” “likely,” “predict,” “potential,” “continue,” “future,” “estimate,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” and other similar words or phrases, as well as statements in the future tense.

     Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be different from any future results, performance and achievements expressed or implied by these statements. Information about important risks and uncertainties that could affect future results, causing those results to differ materially from those expressed in our forward-looking statements, can be found in our other Securities and Exchange Commission filings. Other unknown or unpredictable factors also could have material adverse effects on our future results.

     The forward-looking statements included in this Proxy Statement are made only as of the date of this Proxy Statement. Except as required by law or regulation, we do not undertake any obligation to update any forward-looking statements to reflect subsequent events or circumstances.

WEBMD HEALTH CORP.
111 Eighth Avenue
New York, New York 10011

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 18, 2007

This Proxy Statement and the enclosed form of proxy are furnished to stockholders of WebMD Health Corp., a Delaware corporation, in connection with the solicitation of proxies by our Board of Directors from holders of outstanding shares of our Class A Common Stock, par value $0.01 per share, for use at our Annual Meeting of Stockholders to be held on September 18, 2007, at 9:30 a.m., Eastern time, at The Waldorf-Astoria Hotel, 301 Park Avenue, New York, NY 10022, and at any adjournment or postponement thereof. The date of this Proxy Statement is August 13, 2007 and it and a form of proxy are first being mailed or otherwise delivered to stockholders on or about August 16, 2007.

PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING

The following proposals will be considered and voted on at the Annual Meeting:

•	Proposal 1 — Election of: (a) three Class I directors, each to serve a two-year term expiring at our Annual Meeting of Stockholders in 2009 or until his successor is elected and has qualified or his earlier resignation or removal; (b) three Class II directors, each to serve a three-year term expiring at our Annual Meeting of Stockholders in 2010 or until his successor is elected and has qualified or his earlier resignation or removal; and (c) two Class III directors, each to serve a one-year term expiring at our Annual Meeting of Stockholders in 2008 or until his successor is elected and has qualified or his earlier resignation or removal. The nominees are:

Class I	Class II	Class III

Mark J. Adler, M.D.	Wayne T. Gattinella	Jerome C. Keller
Neil F. Dimick	Abdool Rahim Moossa, M.D.	Martin J. Wygod
James V. Manning	Stanley S. Trotman, Jr.

•	Proposal 2 — A proposal to ratify and approve an amendment to WebMD’s 2005 Long-Term Incentive Plan to increase the number of shares of WebMD Class A Common Stock issuable under that Plan by 1,850,000 shares, to a total of 9,000,000 shares.

•	Proposal 3 — A proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm to serve as WebMD’s independent auditor for the fiscal year ending December 31, 2007.

Our Board of Directors recommends a vote “FOR” the election of each of the nominees for director listed in Proposal 1 and “FOR” each of Proposals 2 and 3.

VOTING RIGHTS AND RELATED MATTERS

Please complete, date and sign the accompanying proxy and promptly return it in the enclosed envelope or otherwise mail it to us. All properly signed proxies that we receive prior to the vote at the Annual Meeting and that are not revoked will be voted (or withheld from voting, as the case may be) at the Annual Meeting according to the instructions indicated on the proxies or, if no direction is indicated, as follows:

•	FOR the election of each of the nominees for director listed below in Proposal 1;

•	FOR the ratification and approval of the amendment to WebMD’s 2005 Long-Term Incentive Plan (which we sometimes refer to, in this Proxy Statement, as the 2005 Plan) described in Proposal 2; and

•	FOR the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm to serve as WebMD’s independent auditor for the fiscal year ending December 31, 2007.

None of the proposals requires the approval of any other proposal to become effective.

A stockholder may revoke a proxy at any time before it is exercised at the Annual Meeting by taking any of the following actions:

•	delivering to the Secretary of WebMD, at the address set forth above, prior to the vote at the Annual Meeting, a written notice, bearing a date later than the date of the proxy, stating that the proxy is revoked;

•	signing and so delivering a proxy relating to the same shares and bearing a later date prior to the vote at the Annual Meeting; or

•	attending the Annual Meeting and voting in person, although attendance at the meeting will not, by itself, revoke a proxy.

Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the meeting a letter from the broker, bank or other nominee confirming the stockholder’s beneficial ownership of the shares.

Our Board of Directors does not know of any matter that is not referred to herein to be presented for action at the Annual Meeting. If any other matters are properly brought before the meeting, the persons named in the proxies will have discretion to vote on these matters in accordance with their judgment.

Record Date and Outstanding Shares

Our Board of Directors has fixed the close of business on August 8, 2007 as the record date for the determination of our stockholders entitled to notice of and to vote at our Annual Meeting. Only holders of record of our stock at the close of business on the record date are entitled to notice of and to vote at the meeting. Votes may be cast either in person or by properly executed proxy.

As of the close of business on the record date, there were 9,052,951 shares of our Class A Common Stock outstanding and entitled to vote held of record by approximately 50 stockholders, although we believe that there are approximately 5,000 beneficial owners of our Class A Common Stock. Unvested shares of restricted Class A Common Stock granted under the 2005 Plan and the WebMD Health Corp. Long-Term Incentive Plan for Employees of Subimo, LLC (which we refer to as WebMD Restricted Stock) are entitled to vote at the Annual Meeting and are included in the above number of outstanding shares of Class A Common Stock. As of the close of business on the record date, there were 48,100,000 shares of our Class B Common Stock outstanding and entitled to vote, all of which are held of record by HLTH Corporation (which we refer to in this proxy statement as HLTH and which was formerly known as Emdeon Corporation). No other voting securities of WebMD are outstanding.

Vote and Quorum Required

On all matters to be considered at the Annual Meeting:

•	the holders of our Class A Common Stock and the holders of our Class B Common Stock vote together as a single class and their votes are counted and totaled together;

•	each share of our Class A Common Stock is entitled to one vote per share; and

•	each share of our Class B Common Stock is entitled to five votes per share.

Accordingly, the aggregate voting power of the outstanding shares of our Common Stock is equal to the 9,052,951 votes that the 9,052,951 shares of Class A Common Stock are entitled to cast plus the 240,500,000 votes that the 48,100,000 shares of Class B Common Stock are entitled to cast, which totals 249,552,951. HLTH’s ownership of the 48,100,000 shares of Class B Common Stock represents approximately 96% of the combined voting power of the two classes of Common Stock. As a result, HLTH is able, acting alone, to cause the approval of all proposals submitted for a vote at the Annual Meeting. HLTH has indicated that it intends to vote in favor of the election of each the nominees for director listed in Proposal 1 and in favor of each of Proposals 2 and 3.

The presence, in person or by properly executed proxy, of the holders of a majority of the voting power of the outstanding shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners will also be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented and even though the nominee may not exercise discretionary voting power with respect to other matters and voting instructions have not been received from the beneficial owner (sometimes referred to as a broker non-vote). If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

Proposal 1 (Election of Directors).  Election of directors is by a plurality of the votes cast at the Annual Meeting with respect to such election. Accordingly, the three nominees receiving the greatest number of votes for their election to Class I will be elected as Class I directors, the three nominees receiving the greatest number of votes for their election to Class II will be elected as Class II directors, and the two nominees receiving the greatest number of votes for their election to Class III will be elected as Class III directors. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote with respect to a nominee will result in that nominee receiving fewer votes for election.

Proposal 2 (Proposal for Plan Amendment).  The affirmative vote of the holders of a majority of the voting power of the outstanding shares present or represented at the meeting and entitled to vote on the matter is required to ratify and approve the amendment to the 2005 Plan described in Proposal 2. Abstentions with respect to Proposal 2 will be treated as shares that are present or represented at the meeting, but will not be counted in favor of that proposal. Accordingly, an abstention from voting on Proposal 2 will have the same effect as a vote against that proposal. Broker non-votes with respect to Proposal 2 will not be considered as present or represented at the meeting for purposes of that Proposal and, accordingly, will have no impact on the outcome of the vote with respect to Proposal 2.

Proposal 3 (Ratification of Appointment of Independent Registered Public Accounting Firm).  The affirmative vote of the holders of a majority of the outstanding shares present or represented at the meeting and entitled to vote on the matter is required to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm to serve as WebMD’s independent auditor described in Proposal 3. Abstentions with respect to Proposal 3 will be treated as shares that are present or represented at the meeting, but will not be counted in favor of that proposal. Accordingly, an abstention from voting on Proposal 3 will have the same effect as a vote against that proposal. Broker non-votes with respect to Proposal 3 will not be considered as present or represented at the meeting for purposes of that Proposal and, accordingly, will have no impact on the outcome of the vote with respect to Proposal 3.

Expenses of Proxy Solicitation

We will pay the expenses of soliciting proxies from our stockholders to be voted at the Annual Meeting and the cost of preparing and mailing this Proxy Statement to our stockholders. Following the original mailing of this Proxy Statement and other soliciting materials, we and our agents also may solicit proxies by mail, telephone, facsimile or in person. In addition, proxies may be solicited from our stockholders by our directors, officers and employees in person or by telephone, facsimile or other means of communication. These officers, directors and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with the solicitation. Following the original mailing of this Proxy Statement and other soliciting materials, we will request brokers, custodians, nominees and other record holders of our Common Stock to forward copies of this Proxy Statement and other soliciting materials to persons for whom they hold shares of our Common Stock and to request authority for the exercise of proxies. In these cases, we will, upon the request of the record holders, reimburse these holders for their reasonable expenses. We have retained Innisfree M&A Incorporated, a proxy solicitation firm, for assistance in connection with the solicitation of proxies for our Annual Meeting and will pay customary fees plus reimbursement of out-of-pocket expenses.

No Appraisal Rights

Holders of our Class A Common Stock and Class B Common Stock are not entitled to appraisal rights with respect to the proposals to be considered at the Annual Meeting.

DIRECTORS AND EXECUTIVE OFFICERS

The charts below list our directors and executive officers and are followed by biographic information about them.

Directors

Name	Age	Positions

Mark J. Adler, M.D.(3)(4)	50	Director; Chairman of the Compensation Committee
Neil F. Dimick(1)(2)(4)(5)	58	Director; Chairman of the Nominating Committee; Chairman of the Governance & Compliance Committee
Wayne T. Gattinella(1)	55	Director; Chief Executive Officer and President
Jerome C. Keller	65	Director
James V. Manning(1)(2)(4)	60	Director; Chairman of the Audit Committee
Abdool Rahim Moossa, M.D.(3)(5)(6)	67	Director
Stanley S. Trotman, Jr.(2)(3)(5)(6)	64	Director; Chairman of the Related Parties Committee
Martin J. Wygod(1)	67	Chairman of the Board

(1)	Member of the Executive Committee

(2)	Member of the Audit Committee

(3)	Member of the Compensation Committee

(4)	Member of the Governance & Compliance Committee

(5)	Member of the Nominating Committee

(6)	Member of the Related Parties Committee

For a description of each of the standing committees of the Board of Directors and other corporate governance matters, see “Corporate Governance” below. Dr. Adler and Messrs. Dimick, Manning and Wygod are also members of the Board of Directors of HLTH which, through its ownership of our Class B Common Stock, owns approximately 84% of our total outstanding common stock and approximately 96% of the combined voting power of our outstanding Common Stock.

Executive Officers

Name	Age	Positions

Wayne T. Gattinella	55	Chief Executive Officer and President
Anthony Vuolo	49	Chief Operating Officer
Nan-Kirsten Forte	45	Executive Vice President — Consumer Services
Craig Froude	40	Executive Vice President — WebMD Health Services
Mark D. Funston	47	Executive Vice President and Chief Financial Officer
Douglas W. Wamsley	48	Executive Vice President, General Counsel and Secretary
Martin J. Wygod	67	Chairman of the Board
Steven Zatz, M.D.	50	Executive Vice President — Professional Services

Mark J. Adler, M.D., has been a member of our Board of Directors since September 2005 and a member of HLTH’s Board of Directors since September 2000. Dr. Adler is an oncologist and has, for more than five years, been CEO and Medical Director of the San Diego Cancer Center and a director of the San Diego Cancer Research Institute. Until April 2006, he had also been, for more than five years, the Chief Executive Officer of the internal medicine and oncology group of Medical Group of North County, which is based in San Diego, California, and he continues to be a member of that Medical Group. He also serves on the Scientific Advisory Board of Red Abbey Venture Partners, a private investment firm.

Neil F. Dimick has been a member of our Board of Directors since September 2005 and a member of HLTH’s Board of Directors since December 2002. Mr. Dimick served as Executive Vice President and Chief Financial Officer of AmerisourceBergen Corporation, a wholesale distributor of pharmaceuticals, from 2001 to 2002 and as Senior Executive Vice President and Chief Financial Officer and as a director of Bergen Brunswig Corporation, a wholesale distributor of pharmaceuticals, for more than five years prior to its merger in 2001 with AmeriSource Health Corporation to form AmerisourceBergen. He also serves as a member of the Boards of Directors of the following companies: Alliance Imaging Inc., a provider of outsourced diagnostic imaging services to hospitals and other healthcare companies; Global Resources Professionals, an international professional services firm that provides outsourced services to companies on a project basis; Mylan Laboratories, Inc., a pharmaceutical manufacturer; and Thoratec Corporation, a developer of products to treat cardiovascular disease.

Nan-Kirsten Forte has, since July 2005, served as Executive Vice President, Consumer Services of our company. For more than five years prior to that, Ms. Forte served as an Executive Vice President of WebMD, Inc., a subsidiary that HLTH contributed to our company in connection with our initial public offering, where she focused on the consumer portals. From 1997 until its merger with HLTH in November 1999, Ms. Forte was President, Programming and Product Development of Medcast, Greenberg News Networks. Prior to Medcast, she was President of Health of iVillage where she launched iVillage’s first health channel, called “Better Health.” Ms. Forte has been a member of the American Medical Writers Association and the American Medical Illustrators Association.

Craig Froude has served, since July 2005, as Executive Vice President — WebMD Health Services of our company. From October 2002 until July 2005, Mr. Froude served as Senior Vice President and General Manager of our Healthcare Services Group, which conducts our private portals business and which HLTH contributed to our company in connection with our initial public offering. From December 1996 until its acquisition by HLTH in October 2002, Mr. Froude served as Chairman and Chief Executive Officer of WellMed, Inc., a predecessor to our Healthcare Services Group.

Mark D. Funston has served as Executive Vice President and Chief Financial Officer of our company since August 11, 2007 and of HLTH since November 2006. Prior to joining HLTH, Mr. Funston was Interim Chief Financial Officer of Digital Harbor, Inc., a privately held software company, from November 2005. Prior to that, Mr. Funston served as Chief Financial Officer of Group 1 Software, Inc., a publicly traded software company, from 1996 until its acquisition by Pitney Bowes in 2004. From 1989 to 1996, Mr. Funston was Chief Financial Officer of COMSAT RSI, Inc. (formerly Radiation Systems, Inc.), a publicly traded telecommunications manufacturing company acquired by COMSAT Corporation in 1994.

Wayne T. Gattinella has served, since May 2005, as Chief Executive Officer and President of our company and as a member of our Board of Directors. He has been Chief Executive Officer of HLTH’s WebMD segment since April 2005 and President of that segment since August 2001. Before joining HLTH, Mr. Gattinella was Executive Vice President and Chief Marketing Officer for PeoplePC, an Internet service provider, from April 2000 to August 2001. From February 1998 to March 2000, Mr. Gattinella was President of North America for MemberWorks, Inc., a marketing services company.

Jerome C. Keller has been a member of our Board of Directors since September 2005. From 1997 until he retired in October 2005, Mr. Keller served as Senior Vice President, Sales and Marketing at Martek Biosciences Corporation, a company that develops and sells microalgae products, and he has served, since October 2005, as a member of its Board of Directors. He served as Vice President of Sales for Merck & Co. Inc., a pharmaceutical company, from 1986 to 1993.

James V. Manning has been a member of our Board of Directors since September 2005. He has been a member of HLTH’s Board of Directors since September 2000 and, prior to that, was a member of a predecessor company’s Board of Directors for more than five years.

Abdool Rahim Moossa, M.D. has been a member of our Board of Directors since September 2005. He currently serves as the Distinguished Professor of Surgery and Emeritus Chairman, Associate Dean and Special Counsel to the Vice Chancellor for Health Sciences, Director of Tertiary and Quaternary Referral Services for

the University of California, San Diego, or UCSD. Prior to that he served as Professor and Chairman, Department of Surgery, UCSD from 1983 to 2003. He also serves as a member of the Board of Directors of U.S. Medical Instruments, Inc., a technology-based medical device manufacturer, and the Foundation for Surgical Education.

Stanley S. Trotman, Jr. has been a member of our Board of Directors since September 2005. Mr. Trotman retired in 2001 from UBS Financial Services, Inc. after it acquired, in 2000, PaineWebber Incorporated, an investment banking firm where he had been a Managing Director with the Health Care Group since 1995. He serves as a member of the Board of Directors of American Shared Hospital Services, a public company that provides radiosurgery services to medical centers for use in brain surgery. He also serves as a director of Ascend Health Care Corp., a privately-held company that provides services to acute psychiatric patients.

Anthony Vuolo became Chief Operating Officer of our company on July 31, 2007. From May 2005 until August 10, 2007, Mr. Vuolo served as Executive Vice President and Chief Financial Officer of our company. Mr. Vuolo was Executive Vice President, Business Development of HLTH from May 2003 until May 2005 and was Executive Vice President and Chief Financial Officer of HLTH from September 2000 to May 2003. Prior to that, Mr. Vuolo served in senior management positions at HLTH and its predecessors for more than five years.

Douglas W. Wamsley has, since July 2005, served as Executive Vice President, General Counsel and Secretary of our company. From September 2001 until July 2005, Mr. Wamsley served as Senior Vice President — Legal of HLTH, focusing on its WebMD segment. Prior to joining HLTH, Mr. Wamsley served as Executive Vice President and General Counsel of Medical Logistics, Inc. from February 2000 through July 2001.

Martin J. Wygod has, since May 2005, served as Chairman of the Board of our company. In addition, he has served as HLTH’s Chairman of the Board since March 2001 and as a member of the Board of Directors of HLTH since September 2000. From October 2000 until May 2003, he also served as HLTH’s Chief Executive Officer and, from September 2000 until October 2000, also served as Co-CEO of HLTH. He is also engaged in the business of racing, boarding and breeding thoroughbred horses, and is President of River Edge Farm, Inc.

Steven Zatz, M.D. has, since July 2005, served as Executive Vice President, Professional Services of our company. From October 2000 to July 2005, Dr. Zatz has served as an Executive Vice President of WebMD, Inc., a subsidiary that HLTH contributed to our company in connection with our initial public offering, where he focused on the physician portals, and also served as an Executive Vice President of HLTH. Dr. Zatz was Senior Vice President, Medical Director of CareInsite, Inc. from June 1999 until its acquisition by HLTH in September 2000. Prior to joining CareInsite, Dr. Zatz was senior vice president of RR Donnelly Financial in charge of its healthcare business from October 1998 to May 1999. From August 1995 to May 1998, Dr. Zatz was President of Physicians’ Online, an online portal for physicians.

No family relationship exists among any of our directors or executive officers. No arrangement or understanding exists between any director or executive officer of WebMD and any other person pursuant to which any of them were selected as a director or executive officer; provided, however, that HLTH has the ability to cause the election or removal of our entire Board of Directors. See “Corporate Governance — Control by HLTH” below.

SECURITY OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of WebMD Class A Common Stock, as of August 1, 2007 (except where otherwise indicated), by each person or entity known by us to beneficially own more than 5% of our Class A Common Stock, by our directors, by our Named Executive Officers and by all of our directors and executive officers as a group. This table also provides information with respect to the beneficial ownership of WebMD Class B Common Stock (all of which is owned by HLTH) taken together with WebMD Class A Common Stock. Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons listed in the table below have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them. Unless otherwise indicated, the address of each of the beneficial owners identified is c/o WebMD Health Corp., 111 Eighth Avenue, New York, NY 10011.

						Percent of
	Class A		Percent of	Class B		Total Class A
Name and Address of	Common		Class A	Common	Total	and Class B
Beneficial Owner	Stock(1)		Outstanding(2)	Stock(3)	Shares	Outstanding(2)

HLTH Corporation	48,100,000	(2)	84.2%	48,100,000	48,100,000	84.2%
669 River Drive, Center 2 Elmwood Park, NJ 07407
FMR Corp.(4)	948,830		10.5%	—	948,830	1.7%
82 Devonshire Street Boston, Massachusetts 02109
Mark J. Adler, M.D.	21,392	(5)	*	—	21,392		*
Neil F. Dimick	23,646	(6)	*	—	23,646		*
Nan-Kirsten Forte	80,001	(7)	*	—	80,001		*
Wayne T. Gattinella	184,600	(8)	2.0%	—	184,600		*
Jerome C. Keller	27,184	(9)	*	—	27,184		*
James V. Manning	61,708	(10)	*	—	61,708		*
Abdool Rahim Moossa, M.D.	22,208	(11)	*	—	22,208		*
Stanley S. Trotman, Jr.	41,062	(12)	*	—	41,062		*
Anthony Vuolo	144,900	(13)	1.6%	—	144,900		*
Martin J. Wygod	485,507	(14)	5.3%	—	485,507		*
All executive officers and directors as a group (13 persons)	1,312,562		13.7%	—	1,312,562	2.3%

*	Less than 1%.

(1)	Beneficial ownership is determined under the rules and regulations of the SEC, which provide that shares of Common Stock that a person has the right to acquire within 60 days are deemed to be outstanding and beneficially owned by that person for the purpose of computing the total number of shares beneficially owned by that person and the percentage ownership of that person. However, those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Accordingly, the amounts set forth below include shares of WebMD Class A Common Stock that such person has the right to acquire pursuant to options that are currently exercisable or that will be exercisable within 60 days of August 1, 2007 (which we refer to in this table as Option Shares). The amount of Option Shares, if any, held by each person is indicated in the footnotes below. In addition, the amounts set forth below include shares of WebMD Restricted Stock, which are subject to vesting requirements based on continued employment, in the respective amounts stated in the footnotes below. Holders of WebMD Restricted Stock have voting power, but not dispositive power, with respect to unvested shares of WebMD Restricted Stock. For information regarding the vesting schedules of the WebMD Restricted Stock, see “Executive Compensation — Summary Compensation Table” and “Compensation of Non-Employee Directors” above.

(2)	Shares of Class B Common Stock are convertible, at the option of the holder, on a one-for-one basis for Class A Common Stock. Accordingly, under the rules and regulations of the SEC, which provide that shares of common stock that a person has the right to acquire within 60 days are deemed to be outstanding and beneficially owned by that person for the purpose of computing the total number of shares beneficially owned by that person and the percentage ownership of that person, HLTH is the beneficial owner of 48,100,000 shares of Class A Common Stock, which would represent 84.2% of the outstanding Class A Common Stock on that basis. However, those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person, each of which is based on the total number of shares of our outstanding Class A Common Stock which, as of August 1, 2007, was 9,014,176 (including unvested shares of WebMD Restricted Stock). The column entitled “Percent of Total Class A and Class B Outstanding” provides information on each listed holder’s percentage ownership of the total number of shares of our outstanding common stock which, as of August 1, 2007, was 57,114,176 (including unvested shares of WebMD Restricted Stock).

(3)	Since each share of Class B Common Stock is entitled to five votes per share and each share of Class A Common Stock is entitled to one vote per share, HLTH controls, through its ownership of Class B Common Stock, approximately 96% of the combined voting power of the outstanding common stock of WebMD.

(4)	The information shown is as of December 31, 2006 and is based upon information disclosed by FMR Corp., Fidelity Management and Research Company, Fidelity Growth Company Fund and Edward C. Johnson, 3d in a Schedule 13G filed with the SEC. Such persons reported that FMR Corp. and the other members of the filing group had, as of December 31, 2006, sole power to dispose of or to direct the disposition of 1,076,080 shares of WebMD Class A Common Stock and sole power to vote or to direct the vote of

17,300 shares of WebMD Class A Common Stock. Sole power to vote the other shares of WebMD Class A Common Stock beneficially owned by the filing group resides in the respective boards of trustees of the funds that have invested in the shares. The interest of Fidelity Growth Company Fund, an investment company registered under the Investment Company Act of 1940, amounted to 545,200 shares of WebMD Class A Common Stock as of December 31, 2006.

(5)	Represents 8,192 shares of Class A Common Stock and 9,900 Option Shares held by Dr. Adler and 3,300 unvested shares of WebMD Restricted Stock granted to Dr. Adler.

(6)	Represents 10,446 shares of Class A Common Stock and 9,900 Option Shares held by Mr. Dimick and 3,300 unvested shares of WebMD Restricted Stock granted to Mr. Dimick.

(7)	Represents 4,376 shares of Class A Common Stock and 55,000 Option Shares held by Ms. Forte and 20,625 unvested shares of WebMD Restricted Stock granted to Ms. Forte.

(8)	Represents 33,350 shares of Class A Common Stock and 110,000 Option Shares held by Mr. Gattinella and 41,250 unvested shares of WebMD Restricted Stock granted to Mr. Gattinella.

(9)	Represents 13,984 shares of Class A Common Stock and 9,900 Option Shares held by Mr. Keller and 3,300 unvested shares of WebMD Restricted Stock granted to Mr. Keller.

(10)	Represents 48,508 shares of Class A Common Stock and 9,900 Option Shares held by Mr. Manning and 3,300 unvested shares of WebMD Restricted Stock granted to Mr. Manning.

(11)	Represents 9,008 shares of Class A Common Stock and 9,900 Option Shares held by Dr. Moossa and 3,300 unvested shares of WebMD Restricted Stock granted to Dr. Moossa.

(12)	Represents 17,862 shares of Class A Common Stock and 9,900 Option Shares held by Mr. Trotman, 10,000 shares of Class A Common Stock held by the Stanley S. Trotman, Jr. Irrevocable Trust and 3,300 unvested shares of WebMD Restricted Stock granted to Mr. Trotman.

(13)	Represents 23,900 shares of Class A Common Stock and 88,000 Option Shares held by Mr. Vuolo and 33,000 unvested shares of WebMD Restricted Stock granted to Mr. Vuolo.

(14)	Represents 316,936 shares of Class A Common Stock and 110,000 Option Shares held by Mr. Wygod, 5,800 shares of Class A Common Stock held by a trust for which Mr. Wygod’s spouse is the trustee, 4,000 shares of Class A Common Stock held by The Emily Wygod Trust u/t/a/d 12-31-1987 (as to which shares, Mr. Wygod disclaims beneficial ownership), 3,521 shares of Class A Common Stock held by The Max Wygod Trust u/t/a/d 12-31-1987 (as to which shares, Mr. Wygod disclaims beneficial ownership), 4,000 shares of Class A Common Stock held by the Rose Foundation, Inc., a private charitable foundation of which Mr. Wygod is a trustee and shares voting and dispositive power, and 41,250 unvested shares of WebMD Restricted Stock granted to Mr. Wygod.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership of these securities with the SEC. Officers, directors and greater than ten percent beneficial owners are required by applicable regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the forms furnished to us during or with respect to our most recent fiscal year, all of our directors and officers subject to the reporting requirements and each beneficial owner of more than ten percent of our Class A Common Stock satisfied all applicable filing requirements under Section 16(a).

PROPOSAL 1:

ELECTION OF DIRECTORS

Our Board of Directors has eight members and, under our Restated Certificate of Incorporation, is divided into three classes, two of which currently have three directors and one of which currently has two directors. Under our Restated Certificate of Incorporation, the term of one of the classes of directors expires at each of our Annual Meetings and WebMD stockholders vote to elect nominees for the directorships in that class for a new three-year term. However, at our 2006 Annual Meeting, WebMD stockholders were asked to elect eight directors, each to serve a one-year term, or until his successor has been elected and qualified or until his earlier resignation or removal. Accordingly, at this year’s Annual Meeting, WebMD stockholders are being asked to elect: (a) three Class I directors, each to serve a two-year term expiring at our Annual Meeting in 2009 or until his successor is elected and has qualified or his earlier resignation or removal; (b) three Class II directors, each to serve a three-year term expiring at our Annual Meeting in 2010 or until his successor is elected and has qualified or his earlier resignation or removal; and (c) two Class III directors, each to serve for a one-year term expiring at our Annual Meeting in 2008 or until his successor is elected and has qualified or his earlier resignation or removal.

For information regarding corporate governance and related matters involving our Board of Directors and its committees, see “Corporate Governance” below. For information regarding the compensation of our non-employee directors, see “Non-Employee Director Compensation” below. Officers of WebMD who serve on our Board of Directors do not receive additional compensation for Board service.

The Board of Directors, based on the recommendation of the Nominating Committee of the Board, has nominated each of the current members of the Board for election at the Annual Meeting, as follows:

•	Mark J. Adler, M.D., Neil F. Dimick and James V. Manning for election as Class I directors, each to serve a two-year term expiring at our Annual Meeting of Stockholders in 2009 or until his successor is elected and has qualified or his earlier resignation or removal;

•	Wayne T. Gattinella, Abdool Rahim Moossa, M.D. and Stanley S. Trotman, Jr. for election as Class II directors, each to serve a three-year term expiring at our Annual Meeting of Stockholders in 2010 or until his successor is elected and has qualified or his earlier resignation or removal; and

•	Jerome C. Keller and Martin J. Wygod for election as Class III directors, each to serve a one-year term expiring at our Annual Meeting of Stockholders in 2008 or until his successor is elected and has qualified or his earlier resignation or removal.

For biographical information regarding the nominees, see “Directors and Executive Officers” above.

The persons named in the enclosed proxy intend to vote for the election of each of the nominees listed above, unless you indicate on the proxy card that your vote should be withheld.

Our Board of Directors recommends a vote “FOR” the election of these nominees as directors.

We have inquired of each nominee and have determined that each will serve if elected. While our Board of Directors does not anticipate that any of the nominees will be unable to serve, if any nominee is not able to serve, proxies will be voted for a substitute nominee unless the Board of Directors chooses to reduce the number of directors serving on the Board.

CORPORATE GOVERNANCE

Control by HLTH

HLTH, as a result of its ownership of approximately 96% of the total voting power of our outstanding common stock, has the ability to cause the election or removal of our entire Board of Directors, to determine matters submitted to a vote of our stockholders without the consent of our other stockholders, and to exercise a controlling influence over our business and affairs.

Board of Directors

Our Board of Directors has eight members. Two of the members are also members of management and executive officers of WebMD: Mr. Gattinella, our Chief Executive Officer; and Mr. Wygod, Chairman of the Board. Six of the members are non-employee directors: Drs. Adler and Moossa and Messrs. Dimick, Keller, Manning and Trotman.

Our Board of Directors met nine times in 2006. During 2006, each of our directors attended 75% or more of the meetings held by our Board and the Board committees on which he served. In addition to meetings, our Board and its committees reviewed and acted upon matters by unanimous written consent. The non-employee directors meet regularly in private sessions with the Chairman of the Board and also meet regularly without any employee directors or other WebMD employees present. WebMD’s Board of Directors encourages its members to attend our Annual Meetings of Stockholders. All but one of our directors attended our 2006 Annual Meeting.

Director Independence

Our Board of Directors has delegated to the Governance & Compliance Committee of the Board the authority to make determinations regarding the independence of members of the Board. The Governance & Compliance Committee has determined that Drs. Adler and Moossa, and Messrs. Dimick, Manning and Trotman are “independent” in accordance with the published listing requirements of the Nasdaq Global Select Market applicable generally to members of our Board and, with respect to the committees of our Board on which they serve, those applicable to the specific committees. Messrs. Gattinella and Wygod, as current employees of our company, are not independent.

The Nasdaq independence definition includes a series of objective tests, including one that requires a three year period to have elapsed since employment by the listed company and other tests relating to specific types of transactions or business dealings between a director (or persons or entities related to the director) and the listed company. In addition, as further required by the Nasdaq Marketplace Rules, the Governance & Compliance Committee of our Board has made a subjective determination as to each non-employee director that no relationships exist which, in the opinion of the Governance & Compliance Committee, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In considering whether Mr. Manning qualified as “independent,” the Governance & Compliance Committee considered that (1) he had previously served as an executive officer of a predecessor of HLTH, more than eight years ago and (2) that he and Mr. Wygod both serve as trustees of the WebMD Health Foundation, Inc., a charitable foundation. In considering whether Mr. Keller qualified as “independent,” the Governance & Compliance Committee considered the fact that he had previously served as an employee of HLTH for a short period, more than three years ago. Each member of the Governance & Compliance Committee abstained from voting with respect to his own independence.

Communications with Our Directors

Our Board of Directors encourages our security holders to communicate in writing to our directors. Security holders may send written communications to our Board of Directors or to specified individual directors by sending such communications care of the Corporate Secretary’s Office, WebMD Health Corp.,

111 Eighth Avenue, New York, New York 10011. Such communications will be reviewed by our Legal Department and, depending on the content, will be:

•	forwarded to the addressees or distributed at the next scheduled Board meeting; or

•	if they relate to financial or accounting matters, forwarded to the Audit Committee or discussed at the next scheduled Audit Committee meeting; or

•	if they relate to the recommendation of the nomination of an individual, forwarded to the Nominating Committee or discussed at the next scheduled Nominating Committee meeting; or

•	if they relate to the operations of WebMD, forwarded to the appropriate officers of WebMD, and the response or other handling reported to the Board at the next scheduled Board meeting.

Committees of the Board of Directors

This section describes the roles of each of the Committees of our Board in the corporate governance of our company. Our Board of Directors currently has six standing committees: an Executive Committee, a Compensation Committee, an Audit Committee, a Governance & Compliance Committee; a Nominating Committee; and a Related Parties Committee. The Compensation Committee, the Audit Committee, the Governance & Compliance Committee, the Nominating Committee and the Related Parties Committee each has the authority to retain such outside advisors as it may determine to be appropriate.

With respect to certain committees, including the Audit Committee, the Compensation Committee and the Nominating Committee, a portion of their responsibilities are specified by SEC rules and NASDAQ listing standards. These Committees work with their counterparts at HLTH where their responsibilities overlap or where they otherwise believe it is appropriate to do so. To assist in that coordination of responsibilities, the Chairpersons of our Audit Committee, Compensation Committee, Governance & Compliance Committee and Nominating Committee are the same persons who hold those positions on those committees of the HLTH Board.

Executive Committee.  The Executive Committee, which met one time during 2006, is currently comprised of Messrs. Dimick, Gattinella, Manning, and Wygod. The Executive Committee has the power to exercise, to the fullest extent permitted by law, the powers of the entire Board.

Audit Committee.  The Audit Committee, which met 11 times during 2006, is currently comprised of Messrs. Dimick, Manning and Trotman; Mr. Manning is its Chairman. Each of the members of the Audit Committee meets the standards of independence applicable to audit committee members under applicable SEC rules and NASDAQ Global Select Market listing standards and is financially literate, as required under applicable NASDAQ Global Select Market listing standards. In addition, the Board of Directors of WebMD has determined that Messrs. Dimick and Manning qualify as “audit committee financial experts,” as that term is used in applicable SEC regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002. The determination with respect to Mr. Dimick was based on his training and experience as a certified public accountant, including as a partner of a major accounting firm, and based on his service as a senior executive and chief financial officer of a public company. The determination with respect to Mr. Manning was based on his training and experience as a certified public accountant, including as a partner of a major accounting firm, and based on his service as a senior executive and chief financial officer of public companies. The Audit Committee is responsible for, among other things:

•	retaining and overseeing the registered public accounting firm that serves as our independent auditor and evaluating their performance and independence;

•	reviewing our annual audit plan with WebMD’s management and registered public accounting firm;

•	pre-approving any permitted non-audit services provided by our registered public accounting firm;

•	approving the fees to be paid to our registered public accounting firm;

•	reviewing the adequacy and effectiveness of our internal controls with WebMD’s management, internal auditors and registered public accounting firm;

•	reviewing and discussing the annual audited financial statements and the interim unaudited financial statements with WebMD’s management and registered public accounting firm;

•	approving our internal audit plan and reviewing reports of our internal auditors;

•	determining whether to approve related party transactions (other than transactions with HLTH, approval of which has been delegated to the Related Parties Committee, as described below); and

•	overseeing the administration of WebMD’s Code of Business Conduct.

The Audit Committee operates under a written charter adopted by the Board of Directors, which sets forth the responsibilities and powers delegated by the Board to the Audit Committee. A copy of the Audit Committee Charter, as amended through July 26, 2007 is included as Annex A to this Proxy Statement. A copy of the joint HLTH and WebMD Code of Business Conduct, as amended, was filed as Exhibit 14.1 to the Current Report on Form 8-K that HLTH filed on February 9, 2006. The Code of Business Conduct applies to all directors and employees of HLTH and its subsidiaries, including WebMD. Any waiver of applicable requirements in the Code of Business Conduct that is granted to any of our directors, to our principal executive officer, to any of our senior financial officers (including our principal financial officer, principal accounting officer or controller) or to any other person who is an executive officer of WebMD requires the approval of the Audit Committee and waivers will be disclosed on our corporate Web site, www.wbmd.com, in the “Investor Relations” section, or in a Current Report on Form 8-K.

Compensation Committee.  The Compensation Committee, which met six times during 2006, is currently comprised of Dr. Adler, Dr. Moossa and Mr. Trotman; Dr. Adler is its Chairman. Each of these directors is a non-employee director within the meaning of the rules promulgated under Section 16 of the Securities Exchange Act, an outside director within the meaning of Section 162(m) of the Internal Revenue Code, and an independent director under applicable NASDAQ Global Select Market listing standards. The responsibilities delegated by the Board to the Compensation Committee include:

•	oversight of our executive compensation program and our incentive and equity compensation plans;

•	determination of compensation levels for, and grants of incentive and equity-based awards to, our executive officers and the terms of any employment agreements with them;

•	determination of compensation levels for non-employee directors; and

•	review of and making recommendations regarding other matters relating to our compensation practices.

The Compensation Committee operates under a written charter adopted by the Board of Directors, which sets forth the responsibilities and powers delegated by the Board to the Compensation Committee. A copy of the Compensation Committee Charter, as amended through July 26, 2007, is included as Annex B to this Proxy Statement. For additional information regarding our Compensation Committee and its oversight of executive compensation, see “Executive Compensation — Compensation Discussion and Analysis” below.

Nominating Committee.  The Nominating Committee, which met once during 2006, is currently comprised of Dr. Moossa and Messrs. Dimick and Trotman; Mr. Dimick is its Chairman. Each of these directors is an independent director under applicable NASDAQ Global Select Market listing standards. The responsibilities delegated by the Board to the Nominating Committee include:

•	identifying individuals qualified to become Board members;

•	recommending to the Board the director nominees for each Annual Meeting of Stockholders; and

•	recommending to the Board candidates for filling vacancies that may occur between Annual Meetings.

The Nominating Committee operates pursuant to a written charter adopted by the Board of Directors, which sets forth the responsibilities and powers delegated by the Board to the Nominating Committee. A copy of the Nominating Committee Charter, as amended through July 26, 2007, is included as Annex C to this Proxy

Statement. The Nominating Committee has not adopted specific objective requirements for service on the WebMD Board. Instead, the Nominating Committee intends to consider various factors in determining whether to recommend to the Board potential new Board members, or the continued service of existing members, including:

•	the amount and type of the potential nominee’s managerial and policy-making experience in complex organizations and whether any such experience is particularly relevant to WebMD;

•	any specialized skills or experience that the potential nominee has and whether such skills or experience are particularly relevant to WebMD;

•	in the case of non-employee directors, whether the potential nominee has sufficient time to devote to service on the WebMD Board and the nature of any conflicts of interest or potential conflicts of interest arising from the nominee’s existing relationships;

•	in the case of non-employee directors, whether the nominee would be an independent director and would be considered a “financial expert” or to have “financial sophistication” under applicable SEC rules and the listing standards of The NASDAQ Global Select Market;

•	in the case of potential new members, whether the nominee assists in achieving a mix of Board members that represents a diversity of background and experience, including with respect to age, gender, race, areas of expertise and skills; and

•	in the case of existing members, the nominee’s contributions as a member of the Board during his or her prior service.

The Nominating Committee will consider candidates recommended by stockholders in the same manner as described above. Any such recommendation should be sent in writing to the Nominating Committee, care of Secretary, WebMD Health Corp., 111 Eighth Avenue, New York, NY 10011. To facilitate consideration by the Nominating Committee, the recommendation should be accompanied by a full statement of the qualifications of the recommended nominee, the consent of the recommended nominee to serve as a director of WebMD if nominated and to be identified in WebMD’s proxy materials and the consent of the recommending stockholder to be named in WebMD’s proxy materials. The recommendation and related materials will be provided to the Nominating Committee for consideration at its next regular meeting.

Governance & Compliance Committee.  The Governance & Compliance Committee, which met twice during 2006, is currently comprised of Dr. Adler and Messrs. Dimick and Manning; Mr. Dimick is its Chairman. The responsibilities delegated by the Board to the Governance & Compliance Committee include:

•	evaluating and making recommendations to the Board regarding matters relating to the governance of WebMD;

•	assisting the Board in coordinating the activities of the Board’s other standing committees, including with respect to WebMD’s compliance programs and providing additional oversight of those compliance programs; and

•	providing oversight of senior executive recruitment and management development.

As part of its responsibilities relating to corporate governance, the Governance & Compliance Committee will evaluate and make recommendations to the Board regarding any proposal for which a stockholder has provided required notice that such stockholder intends to make at an Annual Meeting of Stockholders, including recommendations regarding the Board’s response and regarding whether to include such proposal in WebMD’s proxy statement.

The Governance & Compliance Committee operates pursuant to a written charter adopted by the Board of Directors. A copy of the Governance & Compliance Committee Charter, as amended through July 26, 2007, is included as Annex D to this Proxy Statement. Pursuant to that Charter, the membership of the Governance & Compliance Committee consists of the Chairpersons of the Nominating, Audit and Compensation Committees

and the Chairperson of the Nominating Committee serves as the Chairperson of the Governance & Compliance Committee, unless otherwise determined by the Governance & Compliance Committee.

Related Parties Committee.  The Related Parties Committee, which met once during 2006, is currently comprised of Dr. Moossa and Mr. Trotman; Mr. Trotman is its Chairman. Each of the members of the Related Parties Committee is an independent director and neither of its members serves as a director of HLTH. The responsibilities delegated by the Board to the Related Parties Committee include:

•	oversight of transactions between WebMD and HLTH; and

•	oversight of other matters in which the interests of WebMD and HLTH conflict or may potentially conflict.

NON-EMPLOYEE DIRECTOR COMPENSATION

Introduction

This section describes the compensation paid by WebMD during 2006 to the members of our Board of Directors who are not also WebMD or HLTH employees. We refer to these individuals as Non-Employee Directors. The Compensation Committee of the WebMD Board is authorized to determine the compensation of the Non-Employee Directors.

As described below, only two types of compensation were paid by WebMD to Non-Employee Directors in 2006 for their Board and Board Committee service: (1) annual fees paid in the form of shares of WebMD Class A Common Stock and (2) a grant of non-qualified options to purchase WebMD Class A Common Stock. None of the Non-Employee Directors received any other compensation from WebMD during 2006 and none of them provided any services to WebMD during 2006, except their service as a director. WebMD does not offer any deferred compensation plans or retirement plans to its Non-Employee Directors.

During 2005, in connection with our initial public offering, each of our Non-Employee Directors received: (1) a grant of options to purchase 13,200 shares of our Class A Common Stock with an exercise price equal to the initial public offering price of $17.50 and (2) a grant of 4,400 shares of restricted WebMD Common Stock, subject to vesting based on continued service (which we refer to as WebMD Restricted Stock). These shares of WebMD Restricted Stock and options vest at the rate of 25% per year on each of the first through fourth anniversaries of the date of grant.

2006 Director Compensation Table

This table provides information regarding the value of the compensation of the Non-Employee Directors for 2006, as calculated in accordance with applicable SEC regulations. This table should be read together with the additional information under the headings “— Annual Fees” and “— Option Grants” below.

	(b)	(c)	(d)
(a)	Stock Awards	Option Awards	Total
Name	($)(1)	($)(2)(3)	($)

Mark J. Adler, M.D.(4)	66,737	103,057	169,794
Neil F. Dimick(4)	91,737	103,057	194,794
Jerry C. Keller	49,237	103,057	152,294
James V. Manning(4)	84,237	103,057	187,294
A. R. Moossa, M.D.	69,237	103,057	172,294
Stanley S. Trotman, Jr.	94,237	103,057	197,294

(1)	Shares of WebMD Class A Common Stock were issued by WebMD to its Non-Employee Directors on September 28, 2006 (the first anniversary of WebMD’s initial public offering) in payment for annual fees for service on the WebMD Board and its standing committees. These shares are not subject to vesting requirements or forfeiture. For each Non-Employee Director, the number of shares to be issued was determined by dividing the aggregate dollar amount of the fees payable to such Non-Employee Director (see “Annual Fees” below) by $34.45, the closing price of WebMD Class A Common Stock on the NASDAQ Global Select Market on September 28, 2006. Dr. Adler received 1,378 shares of WebMD Class A Common Stock; Mr. Dimick received 2,104 shares; Mr. Keller received 870 shares; Mr. Manning received 1,886 shares; Dr. Moossa received 1,451 shares; and Mr. Trotman received 2,177 shares. In addition, this column includes $19,237 for each individual, which reflects the aggregate dollar amounts recognized by WebMD in 2006, for income statement reporting purposes under SFAS No. 123R (based on the methodology and assumptions referred to in Footnote 2 below), for grants of WebMD Restricted Stock made to these directors at the time of our initial public offering. That amount reflects our accounting expense for these stock option awards, not amounts realized by our Non-Employee Directors. The actual amounts, if any, ultimately realized by our Non-Employee Directors from WebMD equity compensation will depend on the price of our Class A Common Stock at the time the WebMD Restricted Stock vests.

(2)	The amounts reported in Column (c) above reflect the aggregate dollar amounts recognized by WebMD in 2006 for stock option awards for income statement reporting purposes under Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share-based Payments” (disregarding any estimate of forfeitures related to service-based vesting conditions). See Note 12 (Stock-Based Compensation) to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2006 for an explanation of the methodology and assumptions used in determining the fair value of stock option awards granted. The amounts reported in Column (c) reflect our accounting expense for these stock option awards, not amounts realized by our Non-

Employee Directors. The actual amounts, if any, ultimately realized by our Non-Employee Directors from WebMD stock options will depend on the price of our Class A Common Stock at the time they exercise vested stock options.

(3)	Under WebMD’s Amended and Restated 2005 Long-Term Incentive Plan (which we refer to as the 2005 Plan), Non-Employee Directors of WebMD automatically receive an award of 13,200 options to purchase WebMD Class A Common Stock on each January 1, with an exercise price equal to the closing price on the last trading date of the prior year. The grants made on January 1, 2006 each had an exercise price of $29.05 per share and each had a total grant date fair value equal to $182,248, based on the methodology and assumptions referred to in Footnote 2 above. The following lists the total number shares of WebMD Class A Common Stock subject to outstanding unexercised option awards held by each of our Non-Employee Directors as of December 31, 2006 and the weighted average exercise price of those options:

	Number of Shares Subject	Weighted Average
Name	to Outstanding Options	Exercise Price

Mark J. Adler, M.D.	26,400	$23.28
Neil F. Dimick	26,400	$23.28
Jerry C. Keller	26,400	$23.28
James V. Manning	26,400	$23.28
A.R. Moossa, M.D.	26,400	$23.28
Stanley S. Trotman, Jr.	26,400	$23.28

See “— Option Grants” below for additional information.

(4)	These three Non-Employee Directors of WebMD are also non-employee directors of HLTH, for which they received compensation from HLTH. For information regarding the compensation they received from HLTH, see below under “Compensation for Service on HLTH Board.”

Annual Fees

Overview.  For each of the Non-Employee Directors, the amount set forth in Column (b) of the 2006 Director Compensation Table represents the sum of the value of shares issued to pay the following amounts, each of which is described below:

•	an annual retainer for service on the Board;

•	annual fees for service on standing Committees of the Board; and

•	annual fees, if any, for serving as Chairperson of standing Committees of the Board.

Non-Employee Directors do not receive per-meeting fees but are reimbursed for out-of-pocket expenses they incur in connection with attending Board and Board Committee meetings and our Annual Meeting of Stockholders.

Board Service.  Each Non-Employee Director receives an annual retainer of $30,000 for service on the WebMD Board, payable in WebMD Class A Common Stock.

Service on Standing Committees.  We pay annual fees for service on some of the standing committees of our Board, as well as an additional fee to the Chairperson of each of those Committees, in the following amounts, payable in WebMD Class A Common Stock:

Type of Service	Annual Fee

Membership on Audit Committee (Messrs. Dimick, Manning and Trotman)	$15,000
Membership on Compensation Committee (Dr. Adler, Dr. Moossa and Mr. Trotman) or Nominating Committee (Messrs. Dimick, Moossa and Trotman)	$5,000
Membership on Governance & Compliance Committee (Dr. Adler and Messrs. Dimick and Manning) or Related Parties Committee (Dr. Moossa and Mr. Trotman)	$10,000
Chairperson of Compensation Committee (Dr. Adler) or Nominating Committee (Mr. Dimick)	$2,500
Chairperson of Audit Committee (Mr. Manning) or Governance & Compliance Committee (Mr. Dimick)	$10,000

The amounts of the fees payable to Non-Employee Directors for service on our Board and its standing Committees are determined by the Compensation Committee and may be changed by it from time to time.

The Compensation Committee also has discretion to determine whether such compensation is paid in cash, in WebMD Class A Common Stock or some other form of compensation.

Service on Other Committees.  Our Non-Employee Directors may also receive additional fees for service on committees established by the Board for specific purposes. Those fees will generally be paid in cash on a quarterly basis for the period that the committee exists and may be set by the Board, the Compensation Committee or the committee itself. No such committees existed during 2006.

Option Grants

Annual Stock Option Grants.  On January 1 of each year, each Non-Employee Director receives options to purchase 13,200 shares of WebMD Class A Common Stock pursuant to automatic annual grants of stock options under our 2005 Plan. The annual stock option awards are granted with a per-share exercise price equal to the fair market value of a share of WebMD Class A Common Stock on the grant date. For these purposes, and in accordance with the terms of the 2005 Plan and WebMD’s equity award grant practices, the fair market value is equal to the closing price of a share of WebMD Class A Common Stock on the Nasdaq Global Select Market on the last trading day of the prior year. The vesting schedule for each automatic annual grant is as follows: 25% of the underlying shares on each of the first through fourth anniversaries of the date of grant (full vesting on the fourth anniversary of the date of the grant). Each of our Non-Employee Directors received automatic annual grants of options to purchase 13,200 shares of WebMD Class A Common Stock on January 1, 2007 (with an exercise price of $40.02 per share) and January 1, 2006 (with an exercise price of $29.05 per share). The options granted to Non-Employee Directors do not include any dividend or dividend equivalent rights. Each such option is scheduled to expire, to the extent not previously exercised, ten years after the date of grant.

Under the 2005 Plan, outstanding unvested options held by Non-Employee Directors vest and become fully exercisable: (a) upon the Non-Employee Director’s death or termination of service as a result of disability; and (b) upon a “Change in Control” of WebMD. Those options, and any others that had previously vested, will then continue to be exercisable or lapse in accordance with the other provisions of the 2005 Plan and the award agreement. For purposes of the 2005 Plan, a Change in Control generally includes: (i) a change in the majority of the Board of Directors of WebMD without the consent of the incumbent directors; (ii) any person or entity becoming the beneficial owner of 50% or more of the voting shares of WebMD; (iii) consummation of a reorganization, merger or similar transaction as a result of which WebMD’s stockholders prior to the consummation of the transaction no longer represent 50% of the voting power; and (iv) consummation of a sale of all or substantially all of WebMD’s assets; provided that no public offering nor any split-off, spin-off, stock dividend or similar transaction as a result of which the voting securities of WebMD are distributed to HLTH’s stockholders will constitute a Change in Control of WebMD.

Discretionary Grants.  Our Non-Employee Directors may receive discretionary grants of stock options under the 2005 Plan. No discretionary grants were made in 2006.

Compensation for Service on HLTH Board

Dr. Adler and Messrs. Dimick and Manning serve as non-employee directors of HLTH and receive compensation from HLTH for their service. The Compensation Committee of the HLTH Board is authorized to determine the compensation of HLTH’s non-employee directors.

Only two types of compensation were paid by HLTH to its non-employee directors in 2006 for their Board and Board Committee service: (1) cash fees and (2) a grant of options to purchase HLTH Common Stock. None of HLTH’s non-employee directors received any other compensation from HLTH during 2006 and none of them provided any services to HLTH during 2006, except their service as a director. HLTH does not offer any deferred compensation plans or retirement plans to its non-employee directors.

This table provides information regarding the value of the compensation from HLTH to the individuals listed for 2006, as calculated in accordance with applicable SEC regulations.

	(b)
	Fees Earned or	(c)	(d)
(a)	Paid in Cash	Option Awards	Total
Name	($)(1)	($)(2)(3)	($)

Mark J. Adler, M.D.	95,000	67,939	162,939
Neil F. Dimick	62,500	70,459	132,959
James V. Manning	117,500	67,939	185,439

(1)	The dollar amounts of the fees payable for HLTH Board service and for service on standing Committees of the HLTH Board are the same as those applicable to the WebMD Board and its standing Committees (expressed in dollars), as described above. The amounts in Column (b) also include the following:

•  Dr. Adler and Mr. Manning were each paid $47,500 for their service in 2006 as members of a special committee of the HLTH Board to oversee matters relating to the investigations described in “Legal Proceedings — Department of Justice and SEC Investigations of Emdeon” in Note 11 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2006.

•  Messrs. Dimick and Manning were each paid $5,000 for their service in the first quarter of 2006 on a special committee of the HLTH Board that provided oversight with respect to information technology matters relating to Emdeon Business Services.

(2)	The amounts reported in Column (c) above reflect the aggregate dollar amounts recognized by HLTH in 2006 for stock option awards for income statement reporting purposes under Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share-based Payments” (disregarding any estimate of forfeitures related to service-based vesting conditions). See Note 4 (Stock-Based Compensation) to the Consolidated Financial Statements included in HLTH’s Annual Report on Form 10-K for the year ended December 31, 2006 for an explanation of the methodology and assumptions used in determining the fair value of stock option awards granted. The amounts reported in Column (c) reflect HLTH’s accounting expense for these stock option awards, not amounts realized by the individuals listed in the table. The actual amounts, if any, ultimately realized by these individuals from HLTH stock options will depend on the price of HLTH Common Stock at the time they exercise vested stock options.

(3)	Under HLTH’s 2000 Long-Term Incentive Plan (which we refer to as the HLTH 2000 Plan), Non-Employee Directors of HLTH automatically receive an award of 20,000 options to purchase HLTH Common Stock on each January 1, with an exercise price equal to the closing price on the last trading date of the prior year. The grants made on January 1, 2006 each had an exercise price of $8.46 per share and each had a total grant date fair value equal to $64,046, based on the methodology and assumptions referred to in Footnote 2 above. The following lists the total number shares of HLTH Common Stock subject to outstanding unexercised option awards held by the listed individuals as of December 31, 2006 and the weighted average exercise price of those options:

	Number of Shares Subject	Weighted Average
Name	to Outstanding Options	Exercise Price

Mark J. Adler, M.D.	216,000	$9.96
Neil F. Dimick	37,916	$8.46
James V. Manning	228,000	$8.58

EXECUTIVE COMPENSATION

Overview

This section of our Proxy Statement contains information regarding our compensation programs and policies and, in particular, their application to a specific group of individuals that we refer to as our Named Executive Officers. Under applicable SEC rules, our Named Executive Officers for 2006 consist of our Chief Executive Officer, our Chief Financial Officer during that year and the three other executive officers of WebMD who received the most compensation for 2006. This section is organized as follows:

•	2006 Report of the Compensation Committee. This section contains a report of the Compensation Committee of our Board of Directors regarding the “Compensation Discussion and Analysis” section described below. The material in the 2006 Report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that WebMD specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

•	Compensation Committee Interlocks and Insider Participation. This section contains information regarding certain types of relationships involving our Compensation Committee members.

•	Compensation Discussion and Analysis. This section contains a description of the specific types of compensation we pay, a discussion of our compensation policies, information regarding how those policies were applied to the compensation of our Named Executive Officers for 2006 and other information that we believe may be useful to investors regarding compensation of our Named Executive Officers and other employees.

•	Executive Compensation Tables. This section provides information, in tabular formats specified in applicable SEC rules, regarding the amounts or value of various types of compensation paid to our Named Executive Officers and related information.

•	Potential Payments and Other Benefits Upon Termination or Change in Control. This section provides information regarding amounts that could become payable to our Named Executive Officers following specified events.

•	Employment Agreements with Named Executive Officers. This section contains summaries of the employment agreements between our Named Executive Officers and WebMD, HLTH or their subsidiaries. We refer to these summaries in various other places in this Executive Compensation section.

The parts of this Executive Compensation section described above are intended to be read together and each provides information not included in the others. In addition, for background information regarding the Compensation Committee of our Board of Directors and its responsibilities, please see “Corporate Governance — Committees of the Board of Directors — Compensation Committee” above.

2006 Report of the Compensation Committee

The Compensation Committee of our Board of Directors provides oversight of WebMD’s compensation programs and makes specific compensation decisions regarding compensation of the Named Executive Officers and WebMD’s other executive officers. Set out below is the Compensation Discussion and Analysis Section of this Proxy Statement. That section contains a discussion of WebMD’s executive compensation programs and policies and their application by the Compensation Committee in 2006 to the Named Executive Officers. The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis. Based upon this review and our discussions, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis section be included in this Proxy Statement.

Mark J. Adler, M.D. (Chairperson)
A. R. Moossa, M.D.
Stanley S. Trotman, Jr.

Compensation Committee Interlocks and Insider Participation

Each of the Compensation Committee members whose name appears under the Compensation Committee Report was a Committee member for all of 2006. No current member of the Compensation Committee is a current or former executive officer or employee of WebMD or had any relationships in 2006 requiring disclosure by WebMD under the SEC’s rules requiring disclosure of certain relationships and related-party transactions.

None of WebMD’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of the Compensation Committee of the WebMD Board or the Compensation Committee of the HLTH Board during 2006.

Compensation Discussion and Analysis

This section contains a description of the specific types of compensation we pay, a discussion of our compensation policies, information regarding how the compensation of our Named Executive Officers for 2006 was determined under those policies and other information that we believe may be useful to investors regarding compensation of our Named Executive Officers and other employees.

Overview of Types of Compensation Used by WebMD.  The compensation of our Named Executive Officers consists primarily of the following:

•	cash salary;

•	an annual cash bonus, the amount of which was determined, for 2006, by the Compensation Committee in its discretion;

•	grants of options to purchase shares of WebMD Class A Common Stock, subject to vesting based on continued employment, with an exercise price that is equal to the fair market value of WebMD Class A Common Stock on the grant date (and, in some cases, options to purchase shares of HLTH Common Stock, with an exercise price that is equal to the fair market value of HLTH Common Stock on the grant date); and

•	grants of shares of WebMD Restricted Stock, subject to vesting based on continued employment (and, in some cases, grants of shares of HLTH Restricted Stock, subject to vesting based on continued employment).

In addition, the Compensation Committee may authorize payment of special bonuses to provide recognition for specific accomplishments or at the time of a promotion, if determined by the Compensation Committee to be appropriate and in amounts determined by the Compensation Committee in its discretion.

A discussion of each of the above types of compensation used in 2006 follows under the heading “— Use of Specific Types of Compensation in 2006.” As more fully described below, the compensation of our other executives generally consists of the same types, with the specific amounts determined by our Chief Executive Officer and other members of our senior management.

Please see “Potential Payments and Other Benefits Upon Termination of Employment or Change in Control” below for a description of the potential payments that may be made to the Named Executive Officers in connection with a termination of employment or a change in control and “Employment Agreements with Named Executive Officers” for a description of the relevant provisions of those employment agreements.

In determining the forms of compensation to be used by WebMD, the Compensation Committee considers various factors, including the effectiveness of the incentives provided, tax and accounting considerations, the compensation practices of other companies and the expectations of our employees and our investors. In addition, the Compensation Committee believes that it is important that compensation be understood by the employees who receive it and by our company’s investors. The Compensation Committee believes that our compensation programs, including the types of stock options and restricted stock that we use, are effective forms of compensation and well understood. We have not offered any deferred compensation plans to our executive officers or to our other employees. We have also not offered any retirement plans to our executive officers, other than the HLTH 401(k) Savings and Employee Stock Ownership Plan (which we refer to as the HLTH 401(k) Plan), which is generally available to our employees. Subject to the terms of the HLTH 401(k) Plan, HLTH matches, in cash, 25% of amounts contributed to that Plan by each Plan participant, up to 6% of eligible pay. The matching contribution made by HLTH is subject to vesting, based on continued employment, with 50% scheduled to vest on each of the first and second anniversaries of an employee’s date of hire (with employees vesting immediately in any matching contribution made after the second anniversary). WebMD reimburses HLTH for payments it makes under the 401(k) plan with respect to WebMD employees. Some of our Named Executive Officers chose to participate in the HLTH 401(k) Plan in 2006.

Mr. Wygod’s compensation is paid by HLTH and determined by the Compensation Committee of HLTH’s Board of Directors, other than any awards of WebMD Restricted Stock and options to purchase WebMD Class A Common Stock, which are determined by our Compensation Committee. No such awards to Mr. Wygod were made by WebMD in 2006.

Discussion of Compensation Policies.  The Compensation Committee’s guiding philosophy is to establish a compensation program that is:

•	Competitive with the market in order to help attract, motivate and retain highly qualified managers and executives. We seek to attract and retain talent by offering competitive base salaries, annual incentive opportunities, and the potential for long-term rewards through equity-based awards, such as stock options and restricted stock. We have, in the past, granted and may continue to grant equity-based awards to a large portion of our employees, not just our executives. Those awards have been primarily in the form of non-qualified options to purchase WebMD Class A Common Stock.

•	Performance-based to link executive pay to company performance over the short term and long term and to facilitate shareholder value creation. It is WebMD’s practice to provide compensation opportunities in addition to base salary that are linked to our company’s performance and the individual’s performance. Achievement of short-term goals is rewarded through annual cash bonuses, while achievement of long-term objectives is encouraged through nonqualified stock option grants and restricted stock awards that are subject to vesting over periods generally ranging from three to four years. Through annual and long-term incentives, a major portion of the total potential compensation of WebMD’s executive officers (and other members of senior management) is placed at risk in order to motivate them to improve the performance of our businesses and to increase the value of our company.

•	Designed to foster a long-term commitment by management. The Compensation Committee believes that there is great value to our company in having a team of long-tenured, seasoned executives and managers. Our compensation practices are designed to foster a long-term commitment to WebMD by our management team. The vesting schedules attributable to equity grants are typically 3 to 4 years.

The Compensation Committee has not retained outside consultants to assist it in implementing these policies or making specific decisions relating to executive compensation. The Compensation Committee does, from time to time, review general information regarding the compensation practices of other companies, including some that are likely to compete with WebMD for the services of our executives and employees and that information is a factor used by the Committee in its decisions and in its general oversight of compensation practices at WebMD. However, the Compensation Committee does not use that information to generate specific compensation amounts or targets and does not seek to create an objective standard for WebMD compensation based on what other companies have done. Instead, in each compensation decision, the Committee exercises its business judgment regarding the appropriateness of types and amounts of compensation in light of the value to WebMD of specific individuals. With respect to 2006 compensation, the Compensation Committee took into account recommendations made by the Chairman of the Board and the Chief Executive Officer of WebMD with respect to determinations of the types and amounts of compensation to be paid to the other executive officers; the Compensation Committee also discussed with the Chairman of the Board and the Chief Executive Officer the types and amounts such individuals believed would be appropriate to pay each of them in light of the amounts being recommended for the other executive officers and amounts being paid to other WebMD executives.

WebMD’s senior management generally applies a similar philosophy and similar policies to determine the compensation of officers and managers who are not executive officers and reports to the Compensation Committee regarding these matters.

Prior to the formation of WebMD’s Compensation Committee in connection with our initial public offering, the HLTH Compensation Committee was responsible for determining the compensation of our executive officers. The Compensation Committees of the HLTH and WebMD Boards have similar compensation philosophies and policies and continue to coordinate their decision-making to the extent they believe appropriate, including by having Mark J. Adler, M.D. serve as Chairman of both Compensation Committees.

Use of Specific Types of Compensation in 2006.

Base Salary.  The Compensation Committee reviews the base salaries of our executive officers from time to time, but expects to make few changes in those salaries except upon a change in position. No such changes were made in 2006. In general, it is the Committee’s view that increases in the cash compensation of our executive officers should be performance-based and achieved through the bonus-setting process, rather than through an increase in base salary. However, when the Compensation Committee contemplates an adjustment to base salary, various factors are considered, including: company performance, the executive’s individual performance, scope of responsibility and changes in that scope (including as a result of promotions), tenure, prior experience and market practice. Similar factors are considered by WebMD senior management in determining whether to make adjustments to salaries of other employees, and such changes are made more frequently.

Annual Cash Bonuses.  WebMD executives have the opportunity to earn annual cash bonuses. For executives who are not executive officers, individual target opportunities, as a percentage of their base salary, are generally established by our Chief Executive Officer and other members of senior management. These target percentages vary based on each executive’s level and scope of responsibility. Actual bonus amounts are determined considering an executive’s personal performance and the performance of WebMD during the year (which includes, in the case of executives working in specific business segments, the performance of that segment during the year). In addition, we adopted a supplemental bonus plan for certain designated high performing employees in 2006 who are not executive officers. These bonuses were communicated in March 2007 and will be paid so long as the plan participant remains employed by us through March 1, 2008; provided, however, that a participant will be entitled to receive his or her bonus under the plan if his or her employment terminates prior to March 1, 2008 as a result of a reduction in force or job elimination or as a result of death or disability. We prefunded the aggregate bonus amount into a trust and the earnings and forfeitures will be paid out to participants from that trust on a pro rata basis, after payment of plan expenses.

With respect to WebMD’s executive officers, the amounts of their 2006 annual bonuses were determined by the Compensation Committee (or, in the case of Mr. Wygod, by the HLTH Compensation Committee) in its discretion, based upon its assessment of individual and company performance during the year. In some years, bonus awards for some of our executive officers (particularly newly hired executive officers) may be dictated by the terms of the executive’s employment agreement, providing for payment of a specified bonus amount or an amount within a specific range with respect to a specific employment period. No such requirements applied with respect to 2006. In addition, no pre-established performance targets were used in determining bonus amounts for executive officers for 2006; the Compensation Committee determined such amounts based on its assessment of the performance of WebMD in 2006 (taking into consideration the extent to which financial and operational goals discussed by management and the Board during 2006 were achieved and the reasons for that) and its assessment of each executive officer’s individual performance and contributions during the year.

The following table lists the annual cash bonuses payable to the Named Executive Officers with respect to 2006, as well as with respect to 2005:

Named		Amount of	Amount of
Executive Officer	Title	2006 Annual Bonus	2005 Annual Bonus

Wayne T. Gattinella	Chief Executive Officer	$340,000	$280,000
Anthony Vuolo	Executive VP and CFO	$250,000	$240,000
Nan-Kirsten Forte	Executive VP, Consumer Services	$110,000	$95,000
Martin J. Wygod	Chairman of the Board	$780,000	$450,000
David Gang	Former Executive VP and Chief Technology Officer	$450,000	$421,000

Mr. Wygod’s annual cash bonus was approved by the Compensation Committee of HLTH and paid by HLTH.

Special Bonuses.  No special bonuses were paid by WebMD to the Named Executive Officers in 2006. However, Mr. Wygod received a special bonus from HLTH of $2,750,000 in 2006 in recognition of the completion of the sale transactions involving Emdeon Practice Services and Emdeon Business Services and the related repositioning of HLTH. In addition, Mr. Vuolo, our Chief Financial Officer, received a special bonus of $450,000 from HLTH in 2006 primarily in recognition of his services to HLTH in connection with those transactions.

Equity Compensation.  We use two types of long-term incentives: non-qualified stock options and restricted stock. Stock options are granted with an exercise price that is equal to the fair market value of WebMD Class A Common Stock on the grant date. Thus, the Named Executive Officers will only realize value on their stock options if the price of WebMD Class A Common Stock increases after the grant date. The Compensation Committee believes that equity compensation, subject to vesting periods of three to four years, encourages employees to focus on the long-term performance of our company. The amount that employees receive from equity awards increases when the price of Class A WebMD Common Stock increases, which rewards employees for increasing shareholder value. The vesting schedules applicable to these equity awards are intended to promote retention of employees during the vesting period.

Because our Named Executive Officers received significant equity grants in connection with our initial public offering in September 2005, the Compensation Committee did not make any equity grants to our executive officers (including the Named Executive Officers) in 2006. A total of 4,195,700 options to purchase WebMD Class A Common Stock were granted to our employees at the time of our initial public offering, all with an exercise price equal to the initial public offering price of $17.50. The total number of shares of WebMD Restricted Stock awarded in connection with the initial public offering was 374,900. These equity awards are all scheduled to vest over a 4 year period, with 25% of each award vesting on each anniversary date of the date of grant for the 4 year vesting period.

In determining whether and when to make future equity grants to our executive officers, the Compensation Committee expects that it will consider the history of prior grants made to individual Named Executive

Officers, their vesting status and the amounts that have been or may be realized by those individuals from those grants (including HLTH equity grants, if any). In addition, the Compensation Committee expects that it will consider factors similar to those it considers in its decisions relating to cash compensation, as described above, including factors relating to individual and company performance.

Benefits and Perquisites.  Our executive officers are generally eligible to participate in HLTH’s benefit plans on the same basis as our other employees (including matching contributions to a 401(k) Plan and company-paid group term life insurance). HLTH, for the past several years, has maintained a sliding scale for the cost of employee premiums for its health plan, under which employees with higher salaries pay a higher amount. The limited perquisites (or “perks”) received by our Named Executive Officers in 2006 are described in the footnotes to the Summary Compensation Table and consisted primarily of car allowances. In addition, our executive officers (as part of a larger group of employees generally having a salary of $180,000 or more) receive company-paid supplemental disability insurance, the cost of which is listed in those footnotes.

Deductibility of Compensation.  Section 162(m) of the Internal Revenue Code generally limits the ability of a publicly held corporation to deduct compensation in excess of $1 million per year paid to certain executive officers. It is the policy of the Compensation Committee to structure, where practicable, compensation paid to its executive officers so that it will be deductible under Section 162(m) of the Code. Accordingly, WebMD’s equity plans under which awards are made to officers and directors are generally designed to ensure that compensation attributable to stock options granted will be tax deductible by WebMD. However, cash bonuses for WebMD’s executive officers and grants of restricted stock do not qualify as performance-based within the meaning of Section 162(m) and, therefore, are subject to its limits on deductibility. In determining that the compensation of WebMD’s executive officers for 2006 was appropriate under the circumstances and in the best interests of WebMD and its stockholders, the Compensation Committee considered the amount of net operating loss carryforwards available to WebMD to offset income for Federal income tax purposes. See Note 14 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2006.

Executive Compensation Tables

This section provides information, in tabular formats specified in applicable SEC rules, regarding the amounts of compensation paid to our Named Executive Officers for services rendered during 2006 and related information. The tables included are:

•	Summary Compensation Table, which presents information regarding our Named Executive Officer’s total compensation and the types and value of its components; and

•	three tables providing additional information regarding our equity compensation, entitled: Grants of Plan-Based Awards in 2006; Outstanding Equity Awards at End of 2006; and Option Exercises and Stock Vested in 2006.

As permitted by the SEC rules relating to these tables, our tables reflect only the types of compensation that we pay. For example, since our only retirement plan is a 401(k) plan, we do not include tables applicable to other types of retirement plans. For a general description of the types of compensation paid by WebMD and HLTH, see “Compensation Discussion and Analysis — Overview of Types of Compensation.”

Summary Compensation Table

Table.  The following table presents information regarding the amount of the total compensation of our Named Executive Officers for services rendered during 2006, as well as the amount of the specific components of that compensation. The compensation reported in the table reflects all compensation to the Named Executive Officers from our company and any of our subsidiaries, as well as from HLTH and any of its other subsidiaries. In certain places in the tables, we have indicated by use of the letters “W” and “H” whether equity compensation relates to securities of WebMD or HLTH.

(a)	(b)	(c)	(d)	(e)		(f)		(g)		(h)
				Stock		Option		All Other
Name and		Salary	Bonus	Awards		Awards		Compensation		Total
Principal Position	Year	($)	($)	($)(1)		($)(1)		($)		($)

Wayne T. Gattinella	2006	560,000	340,000	46,977	H	229,800	H	8,313	(2)	2,585,752
Chief Executive Officer and				439,809	W	960,853	W

President				486,786		1,190,653
Anthony Vuolo	2006	450,000	700,000 (3)	46,977	H	229,800	H	16,079	(5)	2,563,385
Executive VP and Chief				351,847	W	768,682	W

Financial Officer(4)				398,824		998,482
Nan-Kirsten Forte	2006	352,500	110,000	31,318	H	146,548	H	5,125	(6)	1,345,822
Executive VP — Consumer				219,905	W	480,426	W

Services				251,223		626,974
Martin J. Wygod	2006	975,000	3,530,000	629,691	H	709,598	H	10,847	(7)	7,255,798
Chairman of the Board				439,809	W	960,853	W

				1,069,500		1,670,451
David Gang	2006	450,000	450,000	347,083	H	673,872	H	5,228	(8)	3,046,712
Former Executive VP				351,847	W	768,682	W

and Chief Technology Officer				698,930		1,442,554

(1)	The amounts reported in Columns (e) and (f) above reflect the aggregate dollar amounts recognized by WebMD or HLTH in 2006 for stock awards and option awards for income statement reporting purposes under SFAS No. 123R (disregarding any estimate of forfeitures related to service-based vesting conditions). See Note 12 (Stock-Based Compensation) to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2006 and Note 4 (Stock-Based Compensation) to the Consolidated Financial Statements included in HLTH’s Annual Report on Form 10-K for the year ended December 31, 2006 for an explanation of the methodology and assumptions used in determining the fair value of stock option awards granted. The amounts reported in Columns (e) and (f) reflect our accounting expense for these equity awards, not amounts realized by our Named Executive Officers. The actual amounts, if any, ultimately realized by our Named Executive Officers from equity compensation will depend on the price of our Class A Common Stock (or the price of HLTH’s Common Stock in the case of HLTH equity awards) at the time they exercise vested stock options or at the time of vesting of restricted stock. Holders of shares of WebMD Restricted Stock and HLTH Restricted Stock have voting power and the right to receive dividends, if any, that are declared on those shares, but their ability to sell those shares is subject to vesting requirements based on continued employment.

(2)	Consists of: (a) $3,085 in company matching contributions under the HLTH 401(k) Plan; (b) $3,986 for company-paid supplemental disability insurance; and (c) $1,242 for company-paid group term life insurance.

(3)	Includes annual bonus of $250,000 paid by WebMD and special bonus of $450,000 paid by HLTH in recognition of Mr. Vuolo’s services to HLTH primarily in connection with the sale transactions involving Emdeon Practice Services and Emdeon Business Services.

(4)	Mr. Vuolo was our Chief Financial Officer during all of 2006. He began serving as our Chief Operating Officer on July 31, 2007 and ceased to serve as our Chief Financial Officer on August 11, 2007.

(5)	Consists of: (a) $3,269 for company-paid supplemental disability insurance; (b) $810 for company-paid group term life insurance; and (c) an automobile allowance of $12,000.

(6)	Consists of: (a) $2,200 in company matching contributions under the HLTH 401(k) Plan; (b) $2,385 for company-paid supplemental disability insurance; and (c) $540 for company-paid group term life insurance.

(7)	Consists of: (a) $3,989 for company-paid supplemental disability insurance; and (b) $6,858 for company-paid group term life insurance.

(8)	Consists of: (a) $3,986 for company-paid supplemental disability insurance; and (b) $1,242 for company-paid group term life insurance.

Additional Information.  The Summary Compensation Table above quantifies the amount or value of the different forms of compensation earned by or awarded to our Named Executive Officers in 2006 and provides a dollar amount for total compensation. All amounts reported in the Summary Compensation Table for Mr. Wygod reflect compensation from HLTH, except for amounts reflecting grants of WebMD Restricted Stock and options to purchase WebMD Class A Common Stock that he received in connection with our initial public offering. The amounts reported in the Summary Compensation Table for our other Named Executive Officers reflect compensation from WebMD, except (a) amounts reflecting grants by HLTH of HLTH Restricted Stock and options to purchase HLTH Common Stock and (b) the special bonus paid by HLTH to Mr. Vuolo referred to in footnote 3 to the table.

Descriptions of the material terms of each Named Executive Officer’s employment agreement and related information is provided under “Employment Agreements with Named Executive Officers” below. The agreements provide the general framework and some of the specific terms for the compensation of the Named Executive Officers. Approval of the Compensation Committee is required prior to WebMD entering into employment agreements with its executive officers. However, many of the decisions relating to compensation for a specific year are made by the Compensation Committee (or, in the case of Mr. Wygod, by the HLTH Compensation Committee) and are implemented without changes to the general terms of employment set forth in those agreements. For a discussion of the salary, bonus and equity compensation of our Named Executive Officers for 2006 and the decisions made by the Compensation Committee relating to 2006 compensation, see “Compensation Discussion and Analysis” above. In addition, the Named Executive Officers earned or were paid the other benefits listed in Column (g) of the Summary Compensation Table and described in footnote 2 and footnotes 4 through 7 to the table. For additional information regarding the compensation received by Mr. Gang in connection with our terminating his employment on April 17, 2007, see “Employment Agreements with Named Executive Officers — David Gang” below.

Grants of Plan-Based Awards in 2006

Table.  The following table presents information regarding the equity incentive awards granted by HLTH to our Named Executive Officers during 2006. No grants of awards were made by WebMD during 2006. The material terms of each grant are described below under “Additional Information Regarding Plan-Based Awards.”

(a)	(b)	(c)	(d)	(e)	(f)	(g)
			All Stock Awards:	All Option Awards:	Exercise or	Grant Date Fair
			Number of Shares	Number of Securities	Base Price of	Value of Stock and
	Approval	Grant	of Stock or Units	Underlying Options	Option Awards	Option Awards
Name	Date	Date	(#)	(#)	($/Sh)	($)

Wayne T. Gattinella	—	—	—	—	—	—
Anthony Vuolo	—	—	—	—	—	—
Nan-Kirsten Forte	—	—	—	—	—	—
Martin J. Wygod	1/27/06	1/27/06	150,000	600,000	8.77	3,307,260
	10/23/06	10/23/06	300,000	900,000	11.86	7,510,080

10,817,340
David Gang	—	—	—	—	—	—

Additional Information.  No options to purchase Class A WebMD Common Stock and no shares of WebMD Restricted Stock were granted by WebMD to our Named Executive Officers during 2006. No options to purchase HLTH Common Stock and no shares of HLTH Restricted Stock were granted by HLTH to any of our Named Executive Officers, except for grants by HLTH to Mr. Wygod, who is also an executive officer of HLTH. These stock options granted to Mr. Wygod during 2006 and reported in Column (e) of the table above were granted pursuant to the HLTH 2000 Plan, except that a 500,000 share portion of the option grant made to Mr. Wygod in January 2006 was made under HLTH’s 1996 Stock Plan (which we refer to as the HLTH 1996 Plan). All such grants were made with a per-share exercise price equal to the fair market value of a share of the Common Stock of HLTH on the grant date. For these purposes, and in accordance with the terms of the HLTH 2000 Plan or the HLTH 1996 Plan (as applicable) and HLTH’s option grant practices, the fair market value is equal to the closing price of a share of Common Stock of HLTH on the Nasdaq Global Select Market on the grant date. The option grants made by HLTH to Mr. Wygod on January 27, 2006 are subject to a four (4) year vesting schedule (with 25% vesting on each of the first four anniversaries of the grant date). The option grants made by HLTH to Mr. Wygod on October 23, 2006, are scheduled to vest as follows: 27% of the grant vests on the first anniversary of the date of grant, 33% vests on the second anniversary and 40% vests on the third anniversary. Once vested, each stock option will generally remain exercisable until its normal expiration date. Each of the stock options granted by HLTH to Mr. Wygod in 2006 has a term of 10 years.

Each award of HLTH Restricted Stock by HLTH to Mr. Wygod in 2006 represents an award of HLTH Common Stock that is subject to certain restrictions, including restrictions on transferability, and was made under, and is subject to the terms of, the HLTH 2000 Plan. The restrictions lapse in accordance with the terms of the award agreement. The HLTH Restricted Stock grants made to Mr. Wygod on January 27, 2006 are subject to a 3 year vesting schedule, with one-third vesting on each of the first three anniversaries of the date of grant. The HLTH Restricted Stock grants made by HLTH to Mr. Wygod on October 23, 2006 have the same vesting schedule as the option grants made by HLTH to him on that date described above.

For information regarding the effect on the vesting and exercisability of the HLTH stock options and HLTH Restricted Stock of the death, disability or termination of employment of Mr. Wygod or a change in control of HLTH or WebMD, see “Potential Payments and Other Benefits Upon Termination of Employment or a Change in Control — Martin J. Wygod, Chairman of the Board” and “Employment Agreements with Named Executive Officers — Martin J. Wygod” below.

The HLTH 2000 Plan and the HLTH 1996 Stock Plan are administered by the HLTH Compensation Committee. The HLTH Compensation Committee has authority to interpret the plan provisions and make all required determinations under those plans. This authority includes making required proportionate adjustments to outstanding awards upon the occurrence of certain corporate events such as reorganizations, mergers and stock splits. Awards granted under the HLTH 2000 Plan and the HLTH 1996 Stock Plan are generally only transferable to a beneficiary of a Plan participant upon his or her death. However, the HLTH Compensation Committee may establish procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable laws.

Outstanding Equity Awards at End of 2006

Table.  The following table presents information regarding the outstanding equity awards held by each Named Executive Officer as of December 31, 2006, including the vesting dates for the portions of these awards that had not vested as of that date. Awards of WebMD equity are indicated with “(W)” at the beginning of column (b) in the table and awards of HLTH equity are indicated with “(H)” at the beginning of that column.

(a)	(b)			(c)		(d)	(e)	(f)	(g)		(h)	(i)
	Option Awards(1)								Stock Awards(2)
	Number of			Number of								Market
	Securities			Securities					Number of			Value of
	Underlying			Underlying					Shares of			Shares of
	Unexercised			Unexercised		Option			Stock That		Stock	Stock
	Options			Options		Exercise	Option	Option	Have Not		Award	That Have
	(#)			(#)		Price	Grant	Expiration	Vested		Grant	Not Vested
Name	Exercisable			Unexercisable		($)	Date	Date	(#)		Date	($)(3)

Wayne T. Gattinella	(H	)	166,666	83,334	(6)	8.59	3/17/04	3/17/14	12,500	(7)	3/17/04	154,875
	(H	)	239,881	—		4.81	8/20/01	8/20/11	—		—	—
	(W	)	55,000	165,000	(4)	17.50	9/28/05	9/28/15	41,250	(4)	9/28/05	1,650,825
Anthony Vuolo	(H	)	166,666	83,334	(6)	8.59	3/17/04	3/17/14	12,500	(7)	3/17/04	154,875
	(H	)	160,000	—		3.43	9/20/01	9/20/11	—		—	—
	(H	)	200,000	—		12.75	8/21/00	8/21/10	—		—	—
	(H	)	625,000	—		11.55	6/05/00	6/05/10	—		—	—
	(H	)	97,500	—		34.23	10/04/99	10/04/09	—		—	—
	(H	)	187,500	—		18.20	10/04/99	10/04/09	—		—	—
	(H	)	97,500	—		13.85	6/15/99	6/15/09	—		—	—
	(H	)	125,000	—		14.75	1/07/98	1/07/08	—		—	—
	(H	)	125,000	—		13.95	6/23/97	6/23/07	—		—	—
	(W	)	44,000	132,000	(4)	17.50	9/28/05	9/28/15	33,000	(4)	9/28/05	1,320,660
Nan-Kirsten Forte	(H	)	—	66,667	(6)	8.59	3/17/04	3/17/14	8,334	(7)	3/17/04	103,258
	(H	)	100,000	—		16.13	9/12/00	9/20/11	—		—	—
	(H	)	100,000	—		12.94	8/25/00	8/21/10	—		—	—
	(H	)	356,853	—		21.69	4/06/00	4/06/10	—		—	—
	(H	)	100,000	—		37.06	11/12/99	11/12/09	—		—	—
	(H	)	13,704	—		71.41	5/06/99	5/06/09	—		—	—
	(W	)	27,500	82,500	(4)	17.50	9/28/05	9/28/15	20,625	(4)	9/28/05	825,413
Martin J. Wygod	(H	)	—	900,000	(5)	11.86	10/23/06	10/23/16	300,000	(5)	10/23/06	3,717,000
	(H	)	—	600,000	(4)	8.77	1/27/06	1/27/16	150,000	(7)	1/27/06	1,858,500
	(H	)	3,000,000	—		12.75	8/21/00	8/21/10	—		—	—
	(H	)	585,000	—		13.85	6/15/99	6/15/09	—		—	—
	(H	)	25,000	—		22.90	7/01/98	7/01/13	—		—	—
	(H	)	25,000	—		15.50	7/01/97	7/01/12	—		—	—
	(H	)	25,000	—		14.80	7/01/96	7/01/11	—		—	—
	(H	)	25,000	—		10.00	7/03/95	7/03/10	—		—	—
	(W	)	55,000	165,000	(4)	17.50	9/28/05	9/28/15	41,250	(4)	9/28/05	1,650,825
David Gang	(H	)	100,000	300,000	(4)	9.52	5/16/05	5/16/15	75,000	(4)	5/16/05	929,250
	(W	)	44,000	132,000	(4)	17.50	9/28/05	9/28/15	33,000	(4)	9/28/05	1,320,660

(1)	Each stock option grant reported in the table above was granted under, and is subject to, our 2005 Plan, the HLTH 2000 Plan, the HLTH 1996 Stock Plan or another plan or agreement that contains substantially the same terms. The option expiration date shown in Column (f) above is the normal expiration date, and the last date that the options may be exercised. For each Named Executive Officer, the unexercisable options shown in Column (c) above are also unvested. Unvested shares are generally forfeited if the Named Executive Officer’s employment terminates, except to the extent otherwise provided in an employment agreement. For information regarding the effect on vesting of options of the death, disability or termination of employment of a Named Executive Officer or a change in control of HLTH or WebMD, see “Potential Payments and Other Benefits Upon Termination of Employment or a Change in Control” below. The exercisable options shown in Column (b) above, and any unexercisable options shown in Column (c) above that subsequently become exercisable, will generally expire earlier than the normal expiration date if the Named Executive Officer’s employment terminates, except as otherwise specifically provided in the Named Executive Officer’s employment agreement. For a description of the material terms of the Named Executive Officer’s employment agreements, see “Employment Agreements with Named Executive Officers” below.

(2)	The stock awards held by our Named Executive Officers are subject to accelerated or continued vesting in connection with a change in control of WebMD or HLTH, as the case may be, and upon certain terminations of employment, as described in more detail above under “Grants of Plan-Based Awards” and below under “Potential Payments and Other Benefits Upon Termination of Employment or a Change in Control.” Except as otherwise indicated in those sections, unvested stock awards will generally be forfeited if a Named Executive Officer’s employment terminates.

(3)	The market or payout value of stock awards reported in Column (i) is computed by multiplying the number of shares of stock reported in Column (g) by:

•	$40.02, the closing market price of WebMD Class A Common Stock on December 29, 2006, the last trading day of 2006, for WebMD Restricted Stock;

•	$12.39, the closing market price of HLTH Common Stock on December 29, 2006, the last trading day of 2006, for HLTH Restricted Stock.

(4)	Vesting schedule is: 25% of the grant on each of first, second, third and fourth anniversaries of the date of the grant.

(5)	Vesting schedule is: 27% of the grant on first anniversary of the date of the grant, 33% on second anniversary and 40% on third anniversary.

(6)	Vesting schedule is: 1/3 of the grant on September 17 of each of 2005, 2006 and 2007.

(7)	Vesting schedule is: 1/3 of the grant on each of first, second and third anniversaries of the date of the grant.

Option Exercises and Stock Vested in 2006

No options to purchase WebMD Class A Common Stock were exercised during 2006 by our Named Executive Officers. The following table presents information regarding the exercise of options to purchase HLTH Common Stock by our Named Executive Officers during 2006, and regarding the vesting during 2006 of WebMD Restricted Stock and HLTH Restricted Stock previously granted to our Named Executive Officers. Amounts with respect to WebMD equity are noted with a “W” and amounts with respect to HLTH equity are noted with an “H.”

(a)	(b)		(c)		(d)		(e)
	Option Awards				Stock Awards
	Number of Shares		Value Realized		Number of Shares		Value Realized
	Acquired on Exercise		on Exercise		Acquired on Vesting		on Vesting
Name	(#)		($)(1)		(#)		($)(2)

Wayne T. Gattinella	279,819	H	1,942,007	H	12,500	H	128,750	H
					13,750	W	473,688	W
							602,438
Anthony Vuolo	—		—		12,500	H	128,750	H
					11,000	W	378,950	W
							507,700
Nan-Kirsten Forte	163,333	H	618,827	H	8,333	H	85,830	H
					6,875	W	236,844	W
							322,674
Martin J. Wygod	—		—		13,750	W	473,688	W
David Gang	—		—		25,000	H	300,000	H
					11,000	W	378,950	W
							678,950

(1)	The dollar amounts shown in Column (c) above for option awards are determined by multiplying (i) the number of shares of HLTH Common Stock to which the exercise of the option related, by (ii) the difference between (1) the per-share closing price of HLTH Common Stock on the date of exercise (or, for any shares sold on the date of exercise, the actual sale price received) and (2) the exercise price of the options.

(2)	The dollar amounts shown in Column (e) above for shares of WebMD Restricted Stock and HLTH Restricted Stock are determined by multiplying the number of shares that vested by the per-share closing price of WebMD Class A Common Stock or HLTH Common Stock on the vesting date.

Potential Payments and Other Benefits Upon Termination of Employment or a Change in Control

Background and Assumptions.  In this section, we provide estimates of amounts that may become payable to our Named Executive Officers under their employment agreements as a result of a termination of employment under specific circumstances, as well as estimates regarding the value of other benefits they may become entitled to receive as a result of such termination. For example, such other benefits typically include, with respect to outstanding equity awards, continuation or acceleration of vesting. For a detailed description of the applicable provisions of the employment agreements of our Named Executive Officers, see “Employment Agreements with Named Executive Officers” below. Under those agreements, the amount and types of payment and other benefits vary depending on whether the termination is as a result of death or disability, is with or without cause, is a resignation for good reason and/or is in connection with a change in control. As prescribed by applicable SEC rules, in estimating the amount of any potential payments to Named Executive Officers under their employment agreements and the value of other benefits they may become entitled to receive, we have assumed that the applicable triggering event (i.e., termination of employment or change in control) occurred on December 31, 2006, that the price per share of HLTH Common Stock is $12.39, the closing price per share on December 29, 2006, the last trading day in 2006, and that the price per share of WebMD Class A Common Stock is $40.02, the closing price per share on December 29, 2006. We have also treated the right to continue to vest in options as accelerated to December 31, 2006 for purposes of this disclosure only.

If the benefits payable to Mr. Vuolo in connection with a change in control would be subject to the excise tax imposed under Section 280G of the Internal Revenue Code of 1986 (“Section 280G”), WebMD has agreed to make an additional payment to him so that the net amount of such payment (after taxes) that he receives is sufficient to pay the excise tax due. HLTH has agreed to make such additional payments to Mr. Wygod. In the tables below, we have calculated the Section 280G excise tax on the basis of IRS regulations and Rev. Proc. 2003-68 and have assumed that the Named Executive Officer’s outstanding equity awards would be accelerated and terminated in exchange for a cash payment upon the change in control. The value of this acceleration (and thus the amount of the additional payment) would be slightly higher if the accelerated awards were assumed by the acquiring company rather than terminated upon the transaction. For purposes other than calculating the Section 280G excise tax, we have calculated the value of any option or stock award that may be accelerated in connection with a change in control to be the amount the holder can realize from such award as of December 31, 2006: for options, that is the market price of the shares that would be received upon exercise, less the applicable exercise price; and for restricted stock, that is the market value of the shares that would vest.

For information regarding amounts payable to David Gang (our former Executive Vice President and Chief Technology Officer) following the termination of his employment on April 17, 2007, see “Employment Agreements with Named Executive Officers — David Gang” below.

Change in Control Benefits.  The Compensation Committee believes that executives should generally not be entitled to severance benefits upon the occurrence of a change in control, but that it is appropriate to provide for such benefits if a change in control is followed by a termination of employment or other appropriate triggering event. However, as more fully described in the tables below and under the heading “Employment Agreements with the Named Executive Officers,” the Compensation Committee has approved the following exceptions:

•	Mr. Wygod’s employment agreement includes terms providing that if there is a change in control of HLTH, all of his outstanding options and other equity compensation (including WebMD equity) would become immediately vested and the options would remain exercisable for the remainder of the originally scheduled term. The employment agreement also permits him to resign for Good Reason following a change in control, but requires him to provide consulting services during any period in which he is receiving severance.

•	In the case of Mr. Gattinella, his employment agreement provides that, so long as he remains employed for 6 months following a change in control of WebMD, his options to purchase WebMD Class A Common Stock would continue to vest until the next vesting date following the change in control.

•	With respect to Mr. Vuolo, his employment agreement includes terms providing that he would be able to resign following a change in control, after the completion of a transition period with the successor, and receive the same benefits that he would be entitled to upon a termination without cause following the change in control (as set forth in the tables below and the description of his employment agreement that follows).

In the negotiations with those Named Executive Officers regarding their employment agreements, the HLTH Compensation Committee (which was authorized to make compensation determination with respect to WebMD executive officers prior to WebMD’s initial public offering and is authorized to make compensation determinations with respect to HLTH’s executive officers) recognized that, for those individuals, a change in control is likely to result in a fundamental change in the nature of their responsibilities. Accordingly, under their employment agreements, the HLTH Compensation Committee approved those Named Executive Officers having, following a change in control, the rights described above. The HLTH Compensation Committee believed that the rights provided were likely to be viewed as appropriate by a potential acquiror in the case of those specific individuals. In addition, the HLTH Compensation Committee sought to balance the rights given to those Named Executive Officers with certain requirements to provide transitional or consulting services (as described below) in types and amounts likely to be viewed as reasonable by a potential acquiror.

Tables.  The tables below set forth estimates (rounded to the nearest $1,000), based on the assumptions described above and in the footnotes to the tables, of the potential payments and the potential value of other benefits applicable to each Named Executive Officer upon the occurrence of specified termination or change in control triggering events. The terms used in the tables have the meanings given to them in each Named Executive Officer’s employment agreement and described below under “Employment Agreements with Named Executive Officers.” In addition, the amounts set forth in each table reflect the following:

•	In the column entitled “Permanent Disability or Death,” the amounts reflect both provisions in those employment agreements and the fact that WebMD’s and HLTH’s equity plans generally provide for acceleration of vesting of awards in the event of a termination of employment as a result of death or disability.

•	In the row entitled “Health and Welfare Benefits Continuation,” the amounts are based upon the current average cost to our company of these benefits per employee and are net of amounts that the executives would continue to be responsible for, which is generally the portion of the premiums they would have paid if they remained employed. We have not made any reduction in the amounts in this row to reflect the fact that the obligation to continue benefits ceases in the event the executive becomes eligible for comparable coverage with a subsequent employer.

Wayne T. Gattinella, Chief Executive Officer and President

							Termination of
		Voluntary					Employment
		Termination					without “Cause” or
	Voluntary	in Connection				Involuntary	for “Good Reason”
	Termination	with a	Other	Permanent	Involuntary	Termination	Following a
Executive Benefits and	for “Good	“Change in	Voluntary	Disability	Termination	without	“Change in
Payments	Reason”	Control”(1)	Termination	or Death	for “Cause”	“Cause”	Control”

Cash Severance(2)	840,000	-0-	-0-	-0-	-0-	840,000	840,000
Stock Options	1,239,000	1,239,000	-0-	4,032,000	-0-	1,239,000	1,239,000
Restricted Stock	-0-	-0-	-0-	1,806,000	-0-	-0-	-0-
Health and Welfare Benefits Continuation	10,000	-0-	-0-	-0-	-0-	10,000	10,000
280G Tax Gross-Up	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Other	-0-	-0-	-0-	-0-	-0-	-0-	-0-
TOTAL	2,089,000	1,239,000	-0-	5,838,000	-0-	2,089,000	2,089,000

(1)	As described above under “— Change in Control Benefits,” in the event of a Change in Control of WebMD, the unvested portion of the options granted to Mr. Gattinella at the time of our initial public offering would continue to vest until the next vesting date following the Change in Control, so long as he remains employed for 6 months following the Change in Control. For purposes of calculating the amounts included in the column entitled “Voluntary Termination in Connection with Change in Control” we treat such resignation as occurring on December 31, 2006 and assume that the 6 month transition period requirement has been met.

(2)	Represents one year of salary and an annual bonus for 2006. We have assumed, solely for purposes of this table, that the amount of the annual bonus used for calculating the amounts in this line of the table, is $280,000, the amount of Mr. Gattinella’s bonus for 2005.

Anthony Vuolo, Executive Vice President and Chief Financial Officer

							Termination of
		Voluntary					Employment
		Termination					without “Cause” or
	Voluntary	in Connection				Involuntary	for “Good Reason”
	Termination	with a	Other	Permanent	Involuntary	Termination	Following a
	for “Good	“Change in	Voluntary	Disability	Termination	without	“Change in
Executive Benefits and Payments	Reason”	Control”(1)	Termination	or Death	for “Cause”	“Cause”	Control”

Cash Severance(2)	1,275,000	1,275,000	-0-	1,275,000	-0-	1,275,000	1,275,000
Stock Options	991,000	991,000	-0-	3,289,000	-0-	991,000	991,000
Restricted Stock	-0-	-0-	-0-	1,476,000	-0-	-0-	-0-
Health and Welfare Benefits Continuation	30,000	30,000	-0-	30,000	-0-	30,000	30,000
280G Tax Gross-Up	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Other	-0-	-0-	-0-	-0-	-0-	-0-	-0-
TOTAL	2,296,000	2,296,000	-0-	6,070,000	-0-	2,296,000	2,296,000

(1)	Mr. Vuolo may resign from his employment after 6 months following a Change in Control of WebMD and receive the same benefits as if he was terminated without Cause or for Good Reason following a Change in Control. He may not unilaterally resign without Good Reason prior to such date and receive these benefits. However, for purposes of calculating the amounts included in the column for “Voluntary Termination in Connection with a Change in Control” we treat such resignation as occurring on December 31, 2006 and assume that the 6 month transition period requirement has been met.

(2)	The amounts in this row, other than the columns that are zero, consist of 18 months of salary and bonuses (based on what was actually paid for 2005), plus an annual bonus for 2006 (based on what was actually paid for 2005).

Nan-Kirsten Forte, Executive Vice President — Consumer Services

							Termination of
		Voluntary					Employment
		Termination					without “Cause” or
	Voluntary	in Connection				Involuntary	for “Good Reason”
	Termination	with a	Other	Permanent	Involuntary	Termination	Following a
	for “Good	“Change in	Voluntary	Disability	Termination	without	“Change in
Executive Benefits and Payments	Reason”	Control”	Termination	or Death(2)	for “Cause”	“Cause”	Control”

Cash Severance(1)	448,000	-0-	-0-	-0-	-0-	448,500	448,500
Stock Options	619,000	-0-	-0-	2,112,000	-0-	619,000	619,000
Restricted Stock	-0-	-0-	-0-	929,000	-0-	-0-	-0-
Health and Welfare Benefits Continuation	10,000	-0-	-0-	-0-	-0-	10,000	10,000
280G Tax Gross-Up	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Other	-0-	-0-	-0-	-0-	-0-	-0-	-0-
TOTAL	1,077,000	-0-	-0-	3,041,000	-0-	1,077,000	1,077,000

(1)	Represents one year of salary and an annual bonus for 2006. We have assumed, solely for purposes of preparing this table, that the amount of the annual bonus used for calculating the amounts in this line of the table, is $95,000, the amount of Ms. Forte’s bonus for 2005.

Martin J. Wygod, Chairman of the Board

							Termination of
		Voluntary					Employment
		Termination					without “Cause” or
	Voluntary	in Connection				Involuntary	for “Good Reason”
	Termination	with a	Other	Permanent	Involuntary	Termination	Following a
	for “Good	“Change in	Voluntary	Disability	Termination	without	“Change in
Executive Benefits and Payments	Reason”	Control”(1)	Termination	or Death	for “Cause”	“Cause”	Control”

Cash Severance	3,500,000	3,500,000	-0-	3,500,000	-0-	3,500,000	3,500,000
Stock Options	6,365,000	6,365,000	-0-	6,365,000	-0-	6,365,000	6,365,000
Restricted Stock	7,226,000	7,226,000	-0-	7,226,000	-0-	7,226,000	7,226,000
Health and Welfare Benefits Continuation(2)	36,000	36,000	-0-	36,000	-0-	36,000	36,000
280G Tax Gross-Up(2)	-0-	4,147,000	-0-	-0-	-0-	-0-	4,147,000
Other	-0-	-0-	-0-	-0-	-0-	-0-	-0-
TOTAL	17,127,000	21,274,000	-0-	17,127,000	-0-	17,127,000	21,274,000

(1)	Mr. Wygod is required to provide consulting services during the period he is receiving severance payments. Please see the description of his employment agreement below under “Employment Agreements with Named Executive Officers — Martin J. Wygod.”

(2)	We have assumed, solely for purposes of preparing this table, that the salary continuation portion of the severance is the only portion of the severance benefits that constitutes “reasonable compensation” for the consulting services required of Mr. Wygod and the restrictive covenants to which he is bound following the termination of his employment. Accordingly, we have not treated the salary continuation portion as a parachute payment for purposes of Section 280G. Such assumption may change at the time of an actual change in control.

Employment Agreements with Named Executive Officers

The following are summaries of the employment agreements with our Named Executive Officers. The agreements provide the general framework and some of the specific terms for the compensation of the Named Executive Officers and approval of the Compensation Committee is required prior to WebMD entering into employment agreements with its executive officers. However, many of the decisions relating to the compensation of our Named Executive Officers for a specific year are made by the Compensation Committee (or, in the case of Mr. Wygod, by the HLTH Compensation Committee) and implemented without changes to the general terms of employment set forth in those agreements. With respect to 2006, those decisions and their implementation are discussed earlier in this “Executive Compensation” section.

Wayne T. Gattinella

We are party to an employment agreement, dated as of April 28, 2005, with Wayne Gattinella, who serves as our CEO and President. The following is a description of Mr. Gattinella’s employment agreement:

•	Mr. Gattinella currently receives an annual base salary of $560,000 and is eligible to earn a bonus of up to 100% of his base salary. For 2006, Mr. Gattinella received a bonus of $340,000, determined by the Compensation Committee of our Board in its discretion (and ratified by HLTH’s Compensation Committee), based on both his own and WebMD’s performance. With respect to subsequent years, the employment agreement provides that achievement of 50% of Mr. Gattinella’s bonus will be based upon WebMD’s attainment of corporate financial and strategic goals to be established by the Compensation Committee, with the financial goals generally related to revenue and/or other measures of operating results, and achievement of the remaining 50% of Mr. Gattinella’s bonus will be based on performance goals to be established by the Compensation Committee. For information regarding Mr. Gattinella’s equity compensation, see the “Executive Compensation Tables” above.

•	In the event of the termination of Mr. Gattinella’s employment, prior to April 30, 2009, by WebMD without “Cause” or by Mr. Gattinella for “Good Reason” (as those terms are described below), he would be entitled to continue to receive his base salary for one year from the date of termination, to receive any unpaid bonus for the year preceding the year in which the termination occurs, and to receive healthcare coverage until the earlier of one year following his termination and the date upon which he receives comparable coverage under another plan. In the event that a termination of Mr. Gattinella’s employment by WebMD without Cause or by Mr. Gattinella for Good Reason occurs before the fourth anniversary of the grant of the options to purchase WebMD Class A Common Stock, 25% of such options would continue to vest on the next vesting date following the date of termination.

•	In the event of a “Change in Control” of WebMD (as that term is described below), the unvested portion of the options to purchase WebMD Class A Common Stock would continue to vest until the later of (1) two years from the date of grant and (2) the next scheduled vesting date following the Change in Control. The continued vesting applies only if Mr. Gattinella remains employed until six months following such Change in Control or is terminated by our successor without Cause or he resigns for Good Reason during such six-month period. For purposes of the employment agreement, a “Change in Control” would occur when: (i) a person, entity or group acquires more than 50% of the voting power of WebMD, (ii) there is a reorganization, merger or consolidation or sale involving all or substantially all of WebMD’s assets, or (iii) there is a complete liquidation or dissolution of WebMD.

•	For purposes of the employment agreement, (a) “Cause” includes (i) continued willful failure to perform duties after 30 days’ written notice, (ii) willful misconduct or violence or threat of violence that would harm WebMD, (iii) a material breach of WebMD’s policies, the employment agreement, or the Trade Secret and Proprietary Information Agreement (as described below), that remains unremedied after 30 days’ written notice, or (iv) conviction of a felony in respect of a dishonest or fraudulent act or other crime of moral turpitude; and (b) “Good Reason” includes any of the following conditions or events remaining in effect after 30 days’ written notice: (i) a reduction in base salary, (ii) a material reduction in authority, or (iii) any material breach of the employment agreement by WebMD.

•	The employment agreement and the Trade Secret and Proprietary Information Agreement described below are governed by the laws of the State of New York.

Mr. Gattinella is also a party to a related Trade Secret and Proprietary Information Agreement that contains confidentiality obligations that survive indefinitely. The agreement also includes non-solicitation provisions that prohibit Mr. Gattinella from hiring WebMD’s employees or soliciting any of WebMD’s clients or customers that he had a relationship with during the time he was employed by WebMD, and non-competition provisions that prohibit Mr. Gattinella from being involved in a business that competes with WebMD’s business or that competes with any other business engaged in by any affiliates of WebMD if he is directly involved in such business. The non-solicitation and non-competition obligations end on the first anniversary of the date his employment has ceased.

Nan-Kirsten Forte

We are party to an employment agreement with Nan-Kirsten Forte, who serves as our Executive Vice President — Consumer Services. The following is a description of Ms. Forte’s employment agreement with us. In this description of Ms. Forte’s employment agreement, the terms “Cause” and “Good Reason” are used with the same meanings as in the description of Mr. Gattinella’s employment agreement above.

•	The employment agreement provides that Ms. Forte receives an annual base salary of $352,500 and is entitled to receive an annual bonus with a target of 35% of base salary to be determined by our Compensation Committee. For 2006, Ms. Forte received a bonus of $110,000, determined by the Compensation Committee of our Board in its discretion, based on both her own and WebMD’s performance. For information regarding Ms. Forte’s equity compensation, see the “Executive Compensation Tables” above.

•	In the event of the termination of Ms. Forte’s employment by us without Cause or by Ms. Forte for Good Reason prior to the fourth anniversary of the effective date of the agreement, she would be entitled to continue to receive her base salary for one year following her termination, to receive any unpaid bonus for the year preceding the year in which the termination occurs, and to receive health coverage until the earlier of one year following her termination and the date upon which she receives comparable coverage under another plan. In addition, the stock options granted in connection with our initial public offering would continue to vest through the next vesting date following the date of termination. Ms. Forte’s receipt of these severance benefits is subject to her execution of a release of claims against us and continued compliance with applicable restrictive covenants.

•	The employment agreement and the Trade Secret and Proprietary Information Agreement described below are each governed by the laws of the State of New York.

Ms. Forte is also a party to a related Trade Secret and Proprietary Information Agreement that contains confidentiality obligations that survive indefinitely. The agreement also includes non-solicitation provisions that prohibit her from hiring WebMD’s employees or soliciting any of WebMD’s clients or customers with whom she had a relationship during the time she was employed by WebMD, and non-competition provisions that prohibit her from being involved in a business that competes with WebMD’s business or that competes with any other business engaged in by any affiliates of WebMD if she is directly involved in such business. The non-solicitation and non-competition obligations end on the first anniversary of the date her employment ceases.

Anthony Vuolo

Anthony Vuolo, who became our Chief Operating Officer on July 31, 2007 and formerly served as our Executive Vice President, Chief Financial Officer, was a party to an employment agreement with HLTH. Mr. Vuolo’s employment agreement has been amended and restated, effective as of the date of our initial public offering, and assumed by us. The following is a description of Mr. Vuolo’s amended and restated employment agreement:

•	The employment agreement provides that Mr. Vuolo will receive an annual base salary of $450,000 and is eligible to earn a bonus of up to 100% of his base salary. For 2006, Mr. Vuolo received an annual bonus of $250,000, determined by the Compensation Committee of our Board in its discretion, based on both his own and WebMD’s performance. In addition, Mr. Vuolo received a special bonus from HLTH of $450,000 primarily in recognition of his services to HLTH in connection with the sale transactions during 2006 involving Emdeon Practice Services and Emdeon Business Services, which Mr. Vuolo has agreed would not be included as part of his historical compensation for purposes of any calculation of severance pay under his employment agreement. With respect to subsequent years, the employment agreement provides that achievement of 50% of that bonus will be based upon our attainment of corporate financial and strategic goals to be established by the Compensation Committee of our Board in consultation with Mr. Vuolo and achievement of the remaining 50% will be determined in the discretion of our Compensation Committee, or in the discretion of the Compensation Committee of HLTH’s Board with respect to services rendered by Mr. Vuolo to HLTH. For information regarding Mr. Vuolo’s equity compensation, see the “Executive Compensation Tables” above.

•	In the event of the termination of Mr. Vuolo’s employment due to his death or disability, by us without Cause (as described below), or by Mr. Vuolo for Good Reason (as described below), or as a result of our failure to renew his employment agreement, he would be entitled to:

(a) continuation of his base salary for a period of eighteen months following the date of termination;

(b) any unpaid bonus for the year preceding the year in which the termination of employment occurs, as well as payment for bonuses for the eighteen-month period following the date of termination calculated using the bonus paid for the year prior to the year of termination; and

(c) continued participation in our welfare benefit plans for thirty-six months or if earlier, until he is eligible for comparable benefits.

In addition, all vested options to purchase HLTH Common Stock granted to Mr. Vuolo (other than the options granted March 17, 2004) would remain exercisable as if he remained in HLTH’s employ through the original expiration date specified in each applicable stock option agreement. Further, the options to purchase WebMD Class A Common Stock granted in connection with our initial public offering would continue to vest through the next vesting date following the date of termination; provided that if the event triggering Good Reason is a Change in Control (as described below) then these options would be treated as described below. Mr. Vuolo’s receipt of these severance benefits is subject to his continued compliance with applicable restrictive covenants.

•	For purposes of the employment agreement, (a) “Cause” includes (i) a material breach of his employment agreement that remains unremedied after 30 days’ written notice, or (ii) conviction of a felony; and (b) “Good Reason” includes (i) a material reduction in his title or responsibilities, (ii) the requirement to report to anyone other than our CEO, (iii) a reduction in his base salary or material fringe benefits, (iv) a material breach by us of his employment agreement, (v) relocation of his place of work outside Manhattan, New York, unless it is within 25 miles of his current residence, or (vi) the date that is six months following a Change in Control (as described below) of WebMD or HLTH (so long as we are a subsidiary of HLTH at the time of a Change in Control of HLTH and that Mr. Vuolo remains employed by our successor or HLTH’s successor, or is terminated without Cause or resigns for Good Reason, during such six-month period).

•	For purposes of the employment agreement, a “Change in Control” would occur when: (i) any person, entity, or group acquires at least 50% of the voting power of WebMD or HLTH, (ii) there is a sale of all or substantially all of our or HLTH’s assets in a transaction where then current stockholders do not receive a majority of the voting power or equity interest in the acquiring entity or its controlling affiliates or (iii) a complete liquidation or dissolution of us or HLTH occurs.

•	The employment agreement also provides that in the event of a Change in Control of WebMD prior to the second anniversary of the date of grant of the stock option granted in connection with our initial public offering, as long as Mr. Vuolo remains employed for at least 6 months after the Change in Control (or is terminated without Cause or resigns for Good Reason), then such option will continue to vest through the second anniversary of the date of grant of the stock option (i.e., 50% vested) whether or not Mr. Vuolo remains employed by us on the vesting date(s). In the event of a change in control of WebMD on or after the second anniversary, but prior to the fourth anniversary, of the date of grant of the stock option granted in connection with our initial public offering, as long as Mr. Vuolo remains employed for at least 6 months after the change in control (or is terminated without Cause or resigns for Good Reason), then such option will vest through the next vesting date, whether or not Mr. Vuolo remains employed by us on such vesting date.

•	The employment agreement provides that in the event of a transaction whereby we are no longer a subsidiary of HLTH and, as a result, Mr. Vuolo is no longer providing services to HLTH, then all options to purchase HLTH’s stock granted to Mr. Vuolo will be treated as if his employment was terminated without Cause.

•	The employment agreement contains confidentiality obligations that survive indefinitely and non-solicitation and non-competition obligations that end on the second anniversary of the date employment has ceased.

•	The employment agreement is governed by the laws of the State of New York.

•	The employment agreement contains a tax gross-up provision relating to any excise tax that Mr. Vuolo incurs by reason of his receipt of any payment that constitutes an excess parachute payment as defined in Section 280G of the Internal Revenue Code. Any excess parachute and related gross-up payments made to Mr. Vuolo will not be deductible for federal income tax purposes.

Martin J. Wygod

On August 3, 2005, HLTH amended and restated the employment agreement, dated October 8, 2001, with Martin J. Wygod. The agreement was further amended on February 1, 2006. Under the amended agreement, Mr. Wygod serves as HLTH’s Chairman of the Board, and also serves as Chairman of the Board of WebMD. In these positions, Mr. Wygod focuses on the overall strategy, strategic relationships and transactions intended to create long-term value for stockholders. The following is a description of Mr. Wygod’s amended employment agreement:

•	The employment agreement provides for an employment period through August 3, 2010.

•	Under the employment agreement, Mr. Wygod received an annual base salary of $1.26 million, for his services as Chairman of the Board of HLTH, until the completion of WebMD’s initial public offering; when the initial public offering was completed in September 2005, Mr. Wygod’s base salary was reduced to $975,000 per year. The amount of any bonus is in the discretion of the Compensation Committee of the Board of HLTH. For 2006, Mr. Wygod received an annual bonus of $780,000, determined by the Compensation Committee in its discretion, based on both his own and HLTH’s performance, and a special bonus of $2,750,000 in recognition of his contributions to the repositioning of HLTH during 2006 (including the sale transactions during 2006 involving Emdeon Practice Services and Emdeon Business Services). For information regarding Mr. Wygod’s equity compensation, see the “Executive Compensation Tables” above.

•	In the event of termination of Mr. Wygod’s employment by HLTH without “Cause” (as described below) or by Mr. Wygod for “Good Reason” (as described below), Mr. Wygod would become a consultant for HLTH and would be entitled to receive his salary, at the rate then in effect, and continuation of benefits until the later of (i) two years following such termination or (ii) August 3, 2010. In addition, all options, or other forms of equity compensation, granted to Mr. Wygod by HLTH or any of its affiliates (which would include WebMD) that have not vested prior to the date of termination would become vested as of the date of termination and, assuming there has not been a

“Change in Control” of HLTH or of WebMD (as described below), would continue to be exercisable as long as he remains a consultant (or longer if the plan or agreement expressly provided). The amount of past bonuses would not be included in the calculation of the amount of Mr. Wygod’s severance payments. In the event that Mr. Wygod’s employment is terminated due to death or disability, he or his estate would receive the same benefits as described above. For purposes of the employment agreement:

(a) “Cause” includes a final court adjudication that Mr. Wygod (i) committed fraud or a felony directed against HLTH (or its affiliates) relating to his employment, or (ii) materially breached any of the material terms of the employment agreement; and

(b) “Good Reason” includes the following conditions or events: (i) a material reduction in title or responsibility that remains in effect for 30 days after written notice, (ii) a final court adjudication that HLTH materially breached any material provisions of the employment agreement, (iii) failure to serve on HLTH’s Board or the Executive Committee of HLTH’s Board, or (iv) the occurrence of a “Change in Control” (as described below) of HLTH.

•	The employment agreement provides that in the event there is Change in Control of HLTH, all outstanding options and other forms of equity compensation (including equity compensation granted by WebMD) would become immediately vested on the date of the Change in Control and, if following the Change in Control, Mr. Wygod’s employment terminates for any reason other than Cause, they would continue to be exercisable until the tenth anniversary of the applicable date of grant. A Change in Control of HLTH is also an event that constitutes Good Reason for purposes of a termination by Mr. Wygod. In the event there is a Change in Control of WebMD, any portion of Mr. Wygod’s equity that relates to WebMD will fully vest and become exercisable on the date of such event, and if following such event, Mr. Wygod’s engagement with WebMD is terminated for any reason other than cause, such equity will remain outstanding until the expiration of its original term. For purposes of the employment agreement:

(a) a “Change in Control” of HLTH includes (i) a change in the majority of the Board of Directors of HLTH without the consent of the incumbent directors, (ii) any person or entity becoming the beneficial owner of 25% or more of the voting shares of HLTH and the Compensation Committee determining that such transaction constitutes a change in control, taking into consideration all relevant facts, (iii) consummation of a reorganization, merger or similar transaction as a result of which HLTH’s stockholders prior to the consummation of the transaction no longer represent 50% of the voting power and (iv) consummation of a sale of all or substantially all of HLTH’s assets; and

(b) a “Change in Control” of WebMD includes (i) a change in the majority of the Board of Directors of WebMD without the consent of the incumbent directors, (ii) any person or entity becoming the beneficial owner of 50% or more of the voting shares of WebMD, (iii) consummation of a reorganization, merger or similar transaction as a result of which WebMD’s stockholders prior to the consummation of the transaction no longer represent 50% of the voting power; and (iv) consummation of a sale of all or substantially all of WebMD’s assets;

provided that no public offering nor any split-off, spin-off, stock dividend or similar transaction as a result of which the voting securities of WebMD are distributed to HLTH’s stockholders will constitute a Change in Control of WebMD or HLTH.

•	In the event Mr. Wygod terminates his engagement with WebMD for “Good Reason” (as described in the following sentence), WebMD Restricted Stock and options to purchase WebMD Class A Common Stock granted to him will fully vest and become exercisable on the date his engagement terminates and will remain exercisable for the period beginning on such date and ending on the later of two years following such termination or August 3, 2010. For the purposes of a termination of Mr. Wygod’s engagement with WebMD by him, “Good Reason” means a material reduction in Mr. Wygod’s title or responsibilities as Chairman of the Board of WebMD.

•	In the event that Mr. Wygod’s employment with HLTH is terminated for any reason, but he remains Chairman of the Board of WebMD, WebMD will have no obligation to pay a salary to Mr. Wygod.

•	The employment agreement contains confidentiality obligations that survive indefinitely and non-solicitation and non-competition obligations that continue until the second anniversary of the date his employment has ceased.

•	The employment agreement contains a tax gross-up provision relating to any excise tax that Mr. Wygod incurs by reason of his receipt of any payment that constitutes an excess parachute payment as defined in Section 280G of the Internal Revenue Code. Any excess parachute payments and related tax gross-up payments made to Mr. Wygod will not be deductible for federal income tax purposes.

David Gang

David Gang served as our Executive Vice President — Product and Programming and Chief Technology Officer until April 17, 2007. In accordance with the terms of his employment agreement dated as of April 28, 2005, as amended as of July 13, 2005 and March 9, 2006, he is receiving the amounts and benefits payable upon a termination without Cause, which are as follows:

•	He will continue to receive his base salary ($450,000 per annum), as severance, for a period of 1 year from the date of termination. We will also pay that portion of the COBRA premium that we would have paid if he were an active employee of our company for one year (or, if earlier, until he is eligible for comparable coverage with a subsequent employer).

•	The options to purchase shares of HLTH Common Stock that were granted to Mr. Gang on his first day of employment continued to vest until May 16, 2007 as if he remained in our employ until that date. The per share exercise price applicable to such grant was $9.52 per share and the number of such options that vested on May 16, 2007 was 100,000 shares. In addition, the options to purchase shares of WebMD Class A Common Stock that were granted to Mr. Gang at the time of our initial public offering will continue to vest as if he remained in our employ until September 28, 2007. The per share exercise price applicable to such grant was $17.50 and the number of such options that will vest on September 28, 2007 is 44,000. Any remaining unvested options were forfeited.

The unvested portion of each of the HLTH Restricted Stock and the WebMD Restricted Stock granted to him that had not vested as of the date of termination was forfeited.

The employment agreement and the related agreement described below are governed by the laws of the State of New York.

In connection with Mr. Gang’s employment, he entered into a related agreement that contains confidentiality obligations that survive indefinitely. The agreement also includes non-solicitation provisions that prohibit Mr. Gang from hiring WebMD employees or soliciting any of WebMD’s clients or customers that he had a relationship with during the time he was employed by WebMD, and non-competition provisions that prohibit Mr. Gang from being involved in a business that competes with WebMD’s business. The non-solicitation and non-competition obligations end on April 17, 2008.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with HLTH

This section describes the material provisions of agreements between HLTH (or one of its subsidiaries other than WebMD and its subsidiaries) and WebMD (or one of its subsidiaries). For additional information regarding the financial terms of these agreements and charges from WebMD to HLTH and from HLTH to WebMD under these agreements and certain predecessor arrangements, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Transactions with HLTH” and Note 4 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

Services Agreement

We have entered into a Services Agreement with HLTH pursuant to which we are charged for specified services provided to us by HLTH. Under the Services Agreement, HLTH receives an amount that reasonably approximates its cost of providing services to us. The services that HLTH provides to us include certain administrative services, including services relating to payroll, accounting, tax planning and compliance, employee benefit plans, legal matters and information processing. In addition, we reimburse HLTH for an allocated portion of certain expenses that HLTH incurs for outside services and similar items, including insurance and audit fees, outside personnel, facilities costs, professional fees, software maintenance fees and telecommunications costs. HLTH has agreed to make the services available to us for a term of up to 5 years following our initial public offering. However, we are not required, under the Services Agreement, to continue to obtain services from HLTH. In the event we wish to receive those services from a third party or provide them internally, we have the option to terminate services, in whole or in part, at any time we choose to do so, generally by providing, with respect to the specified services or groups of services, 60 days’ notice and, in some cases, paying a termination fee of not more than $30,000 to cover costs of HLTH relating to the termination. HLTH has the option to terminate the services that it provides to us, in whole or in part, if it ceases to provide such services for itself, upon at least 180 days’ written notice to us. We paid HLTH approximately $3,190,000 under the Services Agreement in 2006. In addition, during 2006 we provided HLTH with certain administrative services for which HLTH paid us approximately $490,000.

Registration Rights Agreement

We have entered into a Registration Rights Agreement with HLTH, which requires us to use our reasonable best efforts, upon HLTH’s request, to register under the applicable federal and state securities laws any of the shares of our equity securities owned by HLTH for sale in accordance with HLTH’s intended method of disposition, and to take such other actions as may be necessary to permit the sale in other jurisdictions, subject to specified limitations. HLTH has the right to include the shares of our equity securities it beneficially owns in other registrations of these equity securities we initiate. We are required to pay all expenses incurred in connection with each registration, excluding underwriters’ discounts, if any. Subject to specified limitations, the registration rights are assignable by HLTH and its assignees. The Registration Rights Agreement contains customary indemnification and contribution provisions.

Tax Sharing Agreement

We are a party to a Tax Sharing Agreement with HLTH that governs the respective rights, responsibilities, and obligations of HLTH and us with respect to tax liabilities and benefits, tax attributes, tax contests and other matters regarding taxes and related tax returns. In general, the Tax Sharing Agreement does not require HLTH or us to reimburse the other party to the extent of any net tax savings realized by the consolidated group, as a result of the group’s utilization of our or HLTH’s attributes, including net operating losses, during the period of consolidation. However, under the Tax Sharing Agreement, HLTH has agreed to compensate us for any use of our net operating losses that may result from certain extraordinary transactions. Specifically, if HLTH or any corporation that is controlled, directly or indirectly, by HLTH, other than WebMD or its subsidiaries, has income or gain from the sale of assets (including a subsidiary) outside the ordinary course of business, extinguishment of debt or other extraordinary transaction (“Extraordinary Gains”), HLTH will make a payment to WebMD and its subsidiaries (collectively, the “WebMD Subgroup”) equal to 35% of the amount of the WebMD Subgroup’s net operating losses (“NOLs”) that are absorbed in the consolidated tax return as a result of the incurrence of such Extraordinary Gains. In February 2007, HLTH reimbursed us $140 million as an estimate of the payment required pursuant to the Tax Sharing Agreement with respect to the EPS Sale and the EBS Sale, which amount is subject to adjustment in connection with the filing of the applicable tax returns.

We have agreed in the Tax Sharing Agreement that we will not knowingly take or fail to take any action that could reasonably be expected to preclude HLTH’s ability to undertake a split-off or spin-off on a tax-free basis. We also have agreed that, in the event that HLTH decides to undertake a split-off or spin-off of our capital stock to HLTH’s shareholders, we will enter into a new Tax Sharing Agreement with HLTH that will set forth the parties’ respective rights, responsibilities and obligations with respect to any such split-off or spin-off.

Beneficial ownership of at least 80% of the total voting power and value of our capital stock is required in order for HLTH to continue to include the WebMD Subgroup in its consolidated group for federal income tax purposes. It is the present intention of HLTH to continue to file a single consolidated federal income tax return with its eligible subsidiaries. Each member of the consolidated group for federal income tax purposes will be jointly and severally liable for the federal income tax liability of each other member of the consolidated group. Accordingly, although the Tax Sharing Agreement allocates tax liabilities between WebMD and HLTH during the period in which WebMD is included in the consolidated group of HLTH, we could be liable for the federal income tax liability of any other member of the consolidated group in the event any such liability is incurred and not discharged by such other member. The Tax Sharing Agreement provides, however, that HLTH will indemnify WebMD to the extent that, as a result of being a member of the consolidated group of HLTH, WebMD becomes liable for the federal income tax liability of any other member of the consolidated group, other than the WebMD Subgroup. Correspondingly, the Tax Sharing Agreement requires us to indemnify HLTH and the other members of the consolidated group with respect to our federal income tax liability. Similar principles generally will apply for income tax purposes in some state, local and foreign jurisdictions.

Indemnity Agreement

We have entered into an Indemnity Agreement with HLTH, under which we and HLTH have agreed to indemnify each other with respect to some matters. We have agreed to indemnify HLTH against liabilities arising from or based on:

•	the operations of our business;

•	any material untrue statements or omissions in the Prospectus included in the IPO Registration Statement, other than material untrue statements or omissions contained in or pertaining to information relating solely to HLTH; and

•	guarantees or undertakings made by HLTH to third parties in respect of our liabilities or obligations or those of our subsidiaries.

HLTH has agreed to indemnify us against liabilities arising from or based on:

•	the operations of HLTH’s business;

•	any material untrue statements or omissions in the Prospectus included in the IPO Registration Statement, other than material untrue statements or omissions contained in or pertaining to information relating solely to us; and

•	certain pre-existing legal proceedings.

The agreement contains provisions governing notice and indemnification procedures.

Intellectual Property License Agreement

The Intellectual Property License Agreement governs certain rights, responsibilities, and obligations of HLTH and us with respect to the name “WebMD” and related intellectual property that HLTH had used. Under the Intellectual Property License Agreement, HLTH transferred any right it may have to the name “WebMD” and the related intellectual property to our company prior to the completion of our initial public offering.

Private Portals License

HLTH has licensed our private portal health and benefits management services for use by its employees and the employees of its other subsidiaries for a period of three years, through June 30, 2008. The fees payable by HLTH to us for this license for 2006 were approximately $250,000.

Little Blue Book License

Prior to completion of the EPS Sale by HLTH, we provided (through our The Little Blue Book subsidiaries), for an annual license fee of $250,000, a license to a subsidiary of HLTH of certain physician-related information for use by HLTH’s subsidiary in communicating with physicians.

Product Development, Marketing and Related Arrangements

On January 31, 2006, HLTH and WebMD entered into agreements to support each other’s product development and marketing of certain product lines. The parties agreed that WebMD would, in general, manage the product development and marketing of HLTH’s and WebMD’s product lines in the following areas:

•	online tools and applications that are displayed to physicians and consumers that provide “quality” ratings of providers and that analyze patient care (we refer to these types of applications as External Clinical Quality Applications); and

•	online tools and applications that are displayed to end-user consumers, plan members and/or patients to assist in (a) communicating with, or viewing information from, providers or payers, (b) making informed benefit, provider and/or treatment choices through access to content, personal health records, plan comparison tools, benefit comparison tools, cost treatment indicators, calculators, etc. or (c) managing and utilizing consumer-directed health plans and the related health savings accounts and other consumer directed financial accounts (we refer to all of these types of applications as Consumer-Directed Applications).

The agreements provided that HLTH could continue to develop and market products and services that are principally provided for internal use by healthcare payers and that provide clinical quality measures of physicians, hospitals and providers, and analytics and reporting to such payers on the quality of patient care (we refer to these types of applications as Internal Clinical Quality Services) and that WebMD may develop and market its own Internal Clinical Quality Services and that WebMD may, but is not required to, sell HLTH’s Internal Clinical Quality Services. The parties have also agreed to work together to try to develop certain other products and services.

In connection with the EPS Sale, HLTH, WebMD and EPS amended the existing arrangements applicable to EPS, including by placing the provisions relating to EPS in a separate agreement. In the separate agreement, EPS agreed to continue its relationship with WebMD to exclusively integrate WebMD’s personal health record with its clinical products, including its electronic medical record.

In connection with the EBS Sale, HLTH, WebMD and EBS amended the existing arrangements applicable to EBS, including by placing the provisions relating to EBS into separate agreements. In the separate agreements, EBS agreed to continue its strategic relationships with WebMD and to market WebMD’s online decision-support platform and tools that support consumer directed health plans and health savings accounts to its payer customers for integration into their consumer directed health plan offerings. In addition, EBS agreed to license certain de-identified data to HLTH and its subsidiaries, including WebMD, for use in the development and commercialization of certain applications that use clinical information, including consumer decision-support applications.

Following the amendments described above, HLTH and WebMD continue to be parties to a Business Services Agreement. The terms of this agreement, which will remain in effect until January 2011, unless terminated earlier in accordance with its terms, include the following:

•	External Clinical Quality Applications. HLTH will provide a perpetual license to WebMD of HLTH’s External Clinical Quality Applications. In addition, WebMD will be permitted to develop, market and sell its own or other third party External Clinical Quality Applications. During the term of this Agreement, HLTH will not provide External Clinical Quality Applications as stand-alone products other than through WebMD; provided, however, that HLTH will be permitted to offer External Clinical Quality Applications to its potential or current payer customers in connection with the integration of External Clinical Quality Applications with other HLTH core services. During the term of this agreement, WebMD will pay HLTH a 20% royalty on net sales of HLTH’s External Clinical Quality Applications (or, in particular instances, other mutually agreed on royalties). In addition, if WebMD requires customization or incremental development of an HLTH External Clinical Quality Application in connection with a potential sale, and/or if WebMD needs assistance in resolving a performance issue regarding an HLTH External Clinical Quality Application, HLTH will charge WebMD customary rates for such assistance. The pricing pursuant to which WebMD will make the HLTH External Clinical Quality Applications available to an HLTH customer will be competitive with the pricing it provides to other similar customers purchasing substantially the same products at the same volume or commitment levels. Upon termination of the agreement, HLTH has agreed to provide WebMD with a copy of the underlying source code and documentation for the External Clinical Quality Applications so that WebMD may continue to use the perpetual license to such products.

•	Internal Clinical Quality Applications. HLTH may make available to WebMD customers HLTH’s Internal Clinical Quality Services for integration with WebMD’s products and services. The pricing pursuant to which HLTH will make HLTH’s Internal Clinical Quality Services available to WebMD customers will be competitive with the pricing it provides to other similar customers purchasing substantially the same products at the same volume/commitment levels. WebMD may also develop and sell its own Internal Clinical Quality Services or license and work with third parties for such services. HLTH will pay WebMD a 10% sales commission on net sales of HLTH’s Internal Clinical Quality Services by WebMD.

•	Consumer-Directed Applications. HLTH has, in general, agreed that WebMD will manage the product development and marketing of Consumer-Directed Applications and that, except as described below, HLTH will not make such applications available itself or through a third party, other than in conjunction with WebMD.

—	If HLTH identifies a need for a Consumer-Directed Application in order to support a business requirement related to the marketing of its core services, HLTH will first present WebMD with the opportunity to meet HLTH’s requirement. If WebMD elects not to pursue this opportunity or if, after electing to do so, fails to meet the applicable delivery schedule, HLTH may pursue that opportunity through a third party or on its own, on substantially the same terms. For each Consumer-Directed Application provided to HLTH, WebMD is paid the greater of: (a) WebMD’s cost plus 50%; or (ii) WebMD’s established market price for such product (which price will be competitive with the pricing WebMD provides to other similar customers purchasing substantially the same products at the same volume/commitment levels). In addition, if HLTH sells the Consumer-Directed Application to a third party, HLTH will pay WebMD a 10% royalty on net sales of the application.

—	In addition, WebMD and HLTH have agreed to work together to develop a potential Consumer Directed Application that may provide information regarding the potential cost of care or financial responsibility for individual medical and/or drug claims. HLTH has agreed that any such product developed that provides a patient or plan member view as to the portion of the cost of care for which the patient or plan member is responsible shall be provided through WebMD, and during the term of this agreement, HLTH will not make such product available itself or through a third party other than in conjunction with WebMD. If HLTH and WebMD develop such product, they have agreed to negotiate an equitable allocation between the parties of the sales price for such product.

—	The provisions of the agreement relating to Consumer-Directed Applications do not apply to certain HLTH products and services, including services provided by VIPS under contracts with the United States government and/or state governments.

Other Business Arrangements with HLTH

We have in the past, and may from time to time in the future, have small transactions with HLTH or its subsidiaries not involving an ongoing contract. For example, from time to time, HLTH has advertised some of its products and services on our physician portals.

Other Related Party Transactions

HLTH was reimbursed approximately $255,000 and $259,000 for 2006 and 2005, respectively, by Martin J. Wygod (who serves as its Chairman of the Board and as our Chairman of the Board), and a corporation that he controls, for personal use of certain of HLTH’s staff and office facilities and for the personal portion of certain travel expenses.

During 2006, LGS DEV, LLC, a software development firm provided services to WebMD, including developing, installing and testing several software tools for use in the operation of WebMD’s business. The aggregate amount of the fees, for all such services during 2006, paid by WebMD was $334,025. The brother of David Gang is a partner in this firm.

FMR Corp. beneficially owned, based on its holdings reported in Schedule 13Gs as of December 31, 2006, shares representing approximately 10.8% of the outstanding WebMD Class A Common Stock and approximately 13% of HLTH’s outstanding Common Stock. Affiliates of FMR Corp. provide services to HLTH and its subsidiaries in connection with their 401(k) plans. During 2006, the aggregate amount charged to HLTH for these services was approximately $82,000. In 2004, we entered into an agreement with Fidelity Human Resources Services Company LLC (“FHRS”) (formerly known as Fidelity Employer Services Company LLC), an affiliate of FMR Corp., to integrate WebMD’s private portals product into the services FHRS provides to its clients. FHRS provides human resources administration and benefit administration services to employers. We recorded revenue of approximately $7,802,000 in 2006 and approximately $2,145,000 was included in accounts receivable as of December 31, 2006 related to the FHRS agreement. For additional information, see “Our Online Services — Private Portals — Relationship with Fidelity Human Resources Services Company LLC” in Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2006 and Note 6 to the Consolidated Financial Statements included in that Annual Report.

Audit Committee Review of Related Party Transactions

Under our company’s Code of Business Conduct, directors and executive officers are required to disclose to our General Counsel or our Compliance Officer any transactions or relationships they are involved in that present or may present a conflict of interest with our company, including those that would be required to be disclosed as a related party transaction under applicable SEC rules. Under our Code of Business Conduct and the Audit Committee Charter, the Audit Committee has authority to determine whether to approve or ratify such transactions and relationships on behalf of our company, other than transactions between HLTH and WebMD which, as described below, are overseen by the Related Parties Committee of the Board. The Audit Committee considers whether to ratify or approve such transactions and relationships on a case-by-case basis, rather than pursuant to a general policy.

If not disclosed to the Audit Committee or if, after disclosure, not ratified or approved by the Audit Committee, a transaction or relationship presenting a conflict of interest or potential conflict of interest between a director or executive officer and our company may violate our Code of Business Conduct and other company policies. When reviewing such a relationship or transaction, the Audit Committee will examine the terms of the transaction to determine how close they are to terms that would be likely to be found in a similar arms’-length transaction and, if not, whether they are otherwise reasonable and fair to WebMD. In addition, the Audit Committee will consider the nature of the related party’s interest in the transaction and the significance of the transaction to the related party. If the transaction involves a non-employee director, the Audit Committee may also consider whether the transaction would compromise the director’s independence. The Audit Committee may condition its ratification or approval of a transaction or relationship on imposition of specified limitations on the transaction or relationship or specific monitoring requirements on an ongoing basis.

In the case of transactions and relationships between WebMD and HLTH, our Board has delegated ongoing authority to ratify, approve and monitor them to the Related Parties Committee of the Board. See “Corporate Governance — Committees of the Board of Directors — Related Parties Committee” above. The Related Parties Committee of the WebMD Board consists solely of non-employee directors who are not also directors of HLTH. HLTH has a similar committee with authority to ratify, approve and monitor those transactions and relationships on its behalf, consisting solely of non-employee directors who are not also directors of WebMD.

REPORT OF THE AUDIT COMMITTEE

The current members of the Audit Committee of our Board of Directors are Neil F. Dimick, James V. Manning and Stanley S. Trotman, Jr. The Audit Committee is responsible for, among other things:

•	retaining and overseeing the registered public accounting firm that serves as our independent auditor and evaluating their performance and independence;

•	reviewing the annual audit plan with WebMD’s management and registered public accounting firm;

•	pre-approving any permitted non-audit services provided by our registered public accounting firm;

•	approving the fees to be paid to our registered public accounting firm;

•	reviewing the adequacy and effectiveness of our internal controls with WebMD’s management, internal auditors and registered public accounting firm;

•	reviewing and discussing the annual audited financial statements and the interim unaudited financial statements with WebMD’s management and registered public accounting firm;

•	approving our internal audit plan and reviewing reports of our internal auditors;

•	determining whether to approve related party transactions (see “Related Party Transactions — Audit Committee Review of Related Party Transactions” below); and

•	overseeing the administration of WebMD’s Code of Business Conduct.

The Audit Committee of the Board of Directors of WebMD operates under a written charter adopted by the Board, which is included as Annex A to this Proxy Statement.

This report reviews the actions taken by the Audit Committee with regard to our financial reporting process for 2006 and particularly with regard to our audited consolidated financial statements and the related schedule included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, both as originally filed and as contained in Amendment No. 2 to the Form 10-K. Amendment No. 2 was filed on May 10, 2007 to amend and restate the consolidated financial statements included in the original filing because we identified an error in our accounting for non-cash income tax expense and related deferred taxes. For additional information, see Note 19, “Restatement of Consolidated Financial Statements” located in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K, as amended.

Our management has the primary responsibility for WebMD’s financial statements and reporting process, including the systems of internal controls. Our independent auditors are responsible for performing an independent audit of our consolidated financial statements and the related schedule in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon and a report on management’s assessment and the effectiveness of internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes. In carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to WebMD’s financial statements or systems of internal controls or any professional certification as to the independent auditors’ work. The Audit Committee has implemented procedures to ensure that, during the course of each fiscal year, it devotes the attention that it deems necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee’s charter.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements and the Report of Management on Internal Control Over Financial Reporting included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, both as originally filed and as contained in Amendment No. 2 to the Form 10-K. In addition, the Audit Committee reviewed with WebMD’s independent auditors, Ernst & Young LLP, who are responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality, rather than just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, other standards of the Public Company

Accounting Oversight Board (United States) SEC rules, and other professional standards. The Audit Committee also reviewed with Ernst &Young the “Report of Independent Registered Public Accounting Firm on Internal Control Over Financial Reporting” included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, both as originally filed and as contained in Amendment No. 2 to the Form 10-K. In addition, the Audit Committee discussed with Ernst & Young their independence from management and WebMD, including the matters in the written disclosures required of Ernst & Young by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as adopted, on an interim basis, by the Public Company Accounting Oversight Board pursuant to Rule 3600T. The Audit Committee also considered whether the provision of non-audit services (see the section entitled “Services and Fees of Ernst & Young” in Proposal 3 below) during 2006 by Ernst & Young is compatible with maintaining Ernst & Young’s independence.

Additionally, the Audit Committee discussed with our independent auditors the overall scope and plan for their audit of our financial statements and their audits of our internal control over financial reporting. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of WebMD’s internal controls and the overall quality of WebMD’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements and related schedule be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the SEC. The Audit Committee has also approved the retention of Ernst & Young as our independent auditors for 2007.

Neil F. Dimick
James V. Manning
Stanley S. Trotman, Jr.

PROPOSAL 2:

APPROVAL OF AMENDED AND RESTATED 2005 LONG-TERM INCENTIVE PLAN

The Compensation Committee of our Board of Directors has determined that it is in the best interests of WebMD and our stockholders to amend WebMD’s 2005 Long-Term Incentive Plan (which we sometimes refer to as the 2005 Plan) to increase the number of shares of our Common Stock issuable under the 2005 Plan by 1,850,000 shares, to a total of 9,000,000 shares, subject to the approval of our stockholders. We are asking stockholders to ratify and approve this increase in the number of shares issuable under the 2005 Plan in order to comply with applicable requirements of The NASDAQ Global Market and, to the extent permitted by law, to preserve the tax deductible status for the certain awards granted under the 2005 Plan. The stock options (and, if any, stock appreciation rights) that would be granted under the 2005 Plan are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code. In addition, the 2005 Plan authorizes performance-based stock awards that would give the Company the flexibility to structure stock-based bonus opportunities as performance-based within the meaning of Section 162(m).

Competition for qualified personnel in the healthcare information services and Internet industries is intense. WebMD needs to be able to attract, motivate and retain experienced executives, writers and editors, software developers and other technical personnel, and sales and marketing personnel, among others. The availability of additional options and/or other stock-based awards for future grants will provide WebMD with greater ability to attract and retain employees in the future by offering compensation packages competitive with those available from other potential employers, while continuing to allow WebMD to use equity as a significant component of compensation.

The 2005 Plan is the only equity compensation plan of WebMD under which grants of stock-based awards may currently be made. Under the 2005 Plan, a total of approximately 1,152,000 shares were available for future grant, as of August 1, 2007. If Proposal 2 is approved by our stockholders, an additional 1,850,000 shares would become available for future grants under the 2005 Plan.

Persons eligible to receive awards under the 2005 Plan are employees or officers (including executive officers) of WebMD or its subsidiaries and parent, directors of WebMD, and certain consultants to WebMD or any of its subsidiaries. As of August 1, 2007, approximately 1,100 officers and employees of WebMD and its subsidiaries (including all of its executive officers), as well as each of its 6 non-employee directors, are eligible to receive grants under the 2005 Plan. As of August 1, 2007, approximately 1,300 officers and employees of HLTH and its subsidiaries (other than WebMD and its subsidiaries) are eligible to receive grants under the 2005 Plan and three employees of HLTH who are not officers or employees of WebMD have received a grant under the 2005 Plan. The Compensation Committee does not, in general, intend to make grants under the 2005 Plan to employees of HLTH and its subsidiaries who are not officers or employees of WebMD or its subsidiaries.

As more fully described in “Executive Compensation — Compensation Discussion and Analysis” above, WebMD typically grants stock options (and, in the case of certain officers, restricted stock) when officers and other employees first join our company, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. We expect to continue these practices. We have in the past, from time to time, made additional grants where appropriate to retain and motivate our officers and employees and may do so in the future. See “— New Plan Benefits” below for information regarding grants under the 2005 Plan during 2006. However, as of the date of this Proxy Statement, we have no current plans or proposals to make grants of awards under the 2005 Plan to specific employees or officers.

Prior to our initial public offering, our officers (including our Named Executive Officers) received grants of HLTH Restricted Stock and options to purchase shares of HLTH Common Stock under HLTH’s equity compensation plans and they continue to be eligible to receive awards under those plans. However, the HLTH Compensation Committee does not, in general, intend to make grants to WebMD employees under HLTH equity compensation plans and has not done so since our initial public offering. So long as WebMD remains a subsidiary of HLTH for purposes of the applicable HLTH equity compensation plan, HLTH Restricted Stock and options to purchase HLTH Common Stock held by WebMD officers and employees will generally continue to vest and remain outstanding during the period that the officer or employee remains in the employ of WebMD (subject to the terms and conditions of the applicable HLTH equity compensation plans and of agreements applicable to specific grants). HLTH’s equity compensation plans are administered by HLTH’s Compensation Committee and contain terms and conditions that are substantially similar to the terms of our 2005 Plan.

As more fully described in “Non-Employee Director Compensation” above, our non-employee directors receive automatic annual grants of options to purchase 13,200 shares on January 1 of each year, with an exercise price equal to the closing price of our Common Stock on the last trading day of the prior year. Our Compensation Committee may make additional grants under the 2005 Plan to our non-employee directors, including grants when non-employee directors first join our Board. As of the date of this Proxy Statement, we have no current plans or proposals to make any such additional grants of awards under the 2005 Plan to our non-employee directors.

As of August 13, 2007, the market price of our Class A Common Stock, based upon the last sales price as reported on the Nasdaq Global Select Market, was $52.39 per share.

Our Board of Directors recommends that stockholders vote “FOR” Proposal 2 so that, among other things, we may continue to use options and other forms of equity compensation as a method of attracting, retaining and motivating qualified individuals in a competitive environment.

* * * *

Set forth below is a summary of the principal features of the 2005 Plan. The following summary is qualified in its entirety by the full text of the 2005 Plan, which appears as Annex E to this Proxy Statement.

Summary of the 2005 Plan

General

The purpose of the 2005 Plan is to promote our success by linking the personal interests of our or our parent’s employees, officers, directors and consultants to those of our stockholders, and to provide participants with an incentive for outstanding performance. The 2005 Plan authorizes the grant of awards in any of the following forms:

•	options to purchase shares of our Class A Common Stock, which may be incentive stock options or non-qualified stock options;

•	stock appreciation rights;

•	performance shares;

•	restricted stock;

•	dividend equivalents;

•	other stock-based awards;

•	any other right or interest relating to our Class A Common Stock; or

•	cash.

Share Limits

An aggregate of 7,150,000 shares of our Class A Common Stock are issuable under the 2005 Plan and, as of August 1, 2007, approximately 1,152,000 shares were available for future grant under the 2005 Plan.

The maximum number of shares of our Class A Common Stock with respect to one or more options, stock appreciation rights or combination of options and stock appreciation rights that may be granted during any one calendar year under the 2005 Plan to any one person is 412,500 (all of which, may be granted as

Incentive Stock Options), except that that limit may be increased by 412,500 for awards made in connection with a person’s initial hiring.

The maximum fair market value of any awards (determined as of the date of the grant), other than options and stock appreciation rights, that may be received by a participant, less any consideration paid by the participant for such award, during any one calendar year under the 2005 Plan is $5,000,000. The maximum number of shares of our Class A Common Stock that may be subject to one or more performance shares (or used to provide a basis of measurement for one to determine the value of a performance share) granted in any one calendar year to any one person is 412,500.

Administration

The 2005 Plan is administered by our Compensation Committee. The Compensation Committee has the authority:

•	to designate participants;

•	to determine the type or types of awards to be granted to each participant and the number, terms and conditions of awards or amend the terms of such award (subject to the terms of the 2005 Plan);

•	to accelerate the vesting or lapse of restrictions applicable to an award based in each case on such considerations as the Committee may determine in its discretion;

•	to establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2005 Plan; and

•	to make all other decisions and determinations that may be required under the 2005 Plan.

Subject to certain limitations, the Compensation Committee is permitted to delegate to one or more directors or executive officers its authority under the Long-Term Incentive Plan. The Compensation Committee has delegated certain of its authority to our Chief Executive Officer, subject to concurrence by our Chief Financial Officer, to grant awards to employees who are not executive officers up to the following limits: options to purchase up to 50,000 shares and restricted stock with an aggregate fair market value of $200,000.

Stock Options

The Compensation Committee is authorized under the 2005 Plan to grant options, which may be incentive stock options or non-qualified stock options. All options will be evidenced by a written award agreement between us and the participant, which will include any provisions specified by the Compensation Committee. The exercise price of an option may not be less than the fair market value of our Class A Common Stock on the date of grant. The terms of an incentive stock option will be intended to meet the requirements of Section 422 of the Internal Revenue Code.

Stock Appreciation Rights

The Compensation Committee may also grant stock appreciation rights. Upon the exercise of a stock appreciation right, the holder will have the right to receive the excess, if any, of the fair market value of one share of our Class A Common Stock on the date of exercise, over the grant price of the stock appreciation right as determined by the Compensation Committee, which will not be less than the fair market value of one share of our Class A Common Stock on the date of grant. All awards of stock appreciation rights will be evidenced by an award agreement reflecting the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of the stock appreciation right, as determined by the Compensation Committee at the time of grant.

Restricted Stock Awards

The Compensation Committee may make awards of restricted Class A Common Stock to participants, which will be subject to restrictions on transferability and other restrictions as the Compensation Committee may impose, including, without limitation, restrictions on the right to vote restricted stock or the right to receive dividends, if any, on the restricted stock. These awards may be subject to forfeiture upon termination of employment or upon a failure to satisfy performance goals during the applicable restriction period.

Performance Shares

The Compensation Committee may grant performance shares to participants on terms and conditions as may be selected by the Compensation Committee. The Compensation Committee will have the discretion to determine the number of performance shares granted to each participant and to set performance goals and other terms or conditions to payment of the performance shares in its discretion which, depending on the extent to which they are met, will determine the number and value of performance shares that will be paid to the participant.

Dividend Equivalents

The Compensation Committee is authorized to grant dividend equivalents to participants subject to terms and conditions as may be selected by the Compensation Committee. Dividend equivalents will entitle the participant to receive payments equal to dividends (in cash, shares of our Class A Common Stock or other property) with respect to all or a portion of the number of shares of our Class A Common Stock subject to an award.

Other Stock-Based Awards

The Compensation Committee may, subject to limitations under applicable law, grant other awards that are payable in, or valued relative to, shares of our Class A Common Stock as will be deemed by the Compensation Committee to be consistent with the purposes of the 2005 Plan, including without limitation shares of Class A Common Stock awarded purely as a bonus and not subject to any restrictions or conditions. The Compensation Committee will determine the terms and conditions of any other stock-based awards.

Annual Awards to Non-Employee Directors

The 2005 Plan provides for an automatic grant on January 1 of each year of options to purchase 13,200 shares of our Class A Common Stock to each member of our Board on that date who is not an employee of ours or of HLTH. These options will have an exercise price equal to the fair market value of our Class A Common Stock on the date of grant and will vest as to 25% of the underlying shares on each of the first through fourth anniversaries of the date of grant (full vesting on the fourth anniversary of the date of the grant). These options will expire ten years after the date of grant (unless previously exercised) or earlier in the event the optionee ceases to serve as a director. See “Acceleration upon Certain Events” below for a description of certain events that will result in acceleration of vesting of these options.

Performance Goals

In order to preserve full deductibility under Section 162(m) of the Internal Revenue Code, the Compensation Committee may determine that any award will be determined solely on the basis of:

•	the achievement by us or one of our subsidiaries of a specified target return, or target growth in return, on equity or assets;

•	total stockholder return, described as our stock price appreciation plus reinvested dividends, relative to a defined comparison group or target over a specific performance period;

•	our stock price;

•	the achievement by us or a business unit, or one of our subsidiaries, of a specified target, or target growth in, revenues, net income, earnings per share, EBIT or EBITDA; or

•	any combination of the above.

If an award is made on this basis, the Compensation Committee must establish goals prior to the beginning of the period for which the performance goal relates, or by a later date as may be permitted under applicable tax regulations, and the Compensation Committee may for any reason reduce, but not increase, any award, notwithstanding the achievement of a specified goal. Any payment of an award granted with performance goals will be conditioned on the written certification of the Compensation Committee in each case that the performance goals and any other material conditions were satisfied.

Limitation on Transfer and Beneficiaries

No award under the 2005 Plan is assignable or transferable other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, pursuant to a qualified domestic relations order. However, the Compensation Committee may permit other transfers if it deems appropriate.

Acceleration upon Certain Events

Unless otherwise set forth in the applicable award agreement, upon the participant’s death or termination of employment as a result of disability, all outstanding options, stock appreciation rights, and other awards in the nature of rights that may be exercised will become fully exercisable and all restrictions on outstanding awards will lapse. Any options or stock appreciation rights will thereafter continue or lapse in accordance with the other provisions of the 2005 Plan and the award agreement. In addition, the Compensation Committee may at any time in its discretion declare any or all awards to be fully or partially vested and exercisable, provided that the Compensation Committee will not have the authority to accelerate or postpone the timing of payment or settlement with respect to awards subject to Section 409A of the Internal Revenue Code in a manner that would cause the awards to be subject to certain related interest and penalty provisions. The Compensation Committee may discriminate among participants or among awards in exercising such discretion. Awards made to our directors who are not employed by us or our parent will automatically accelerate in the event of a Change of Control. For purposes of the Plan, a Change of Control generally includes (i) a change in the majority of the Board of Directors of WebMD without the consent of the incumbent directors, (ii) any person or entity becoming the beneficial owner of 50% or more of the voting shares of WebMD, (iii) consummation of a reorganization, merger or similar transaction where WebMD’s stockholders no longer represent 50% of the voting power; and (iv) consummation of a sale of all or substantially all of WebMD’s assets; provided that no public offering nor any split-off, spin-off, stock dividend or similar transaction as a result of which the voting securities of WebMD are distributed to HLTH’s stockholders will constitute a Change in Control of WebMD.

No Repricing

No adjustment may be made to a stock option or stock appreciation right award under the 2005 Plan (by amendment, cancellation and regrant, exchange or other means) that would constitute a repricing of the per share exercise or base price of the award without prior approval of our stockholders. The Committee is, however, required to make certain adjustments to the per share exercise price or base price, as well as certain other terms, in the case of a stock split and certain other events affecting the underlying common stock.

Termination and Amendment

Our Board or the Compensation Committee has the right at any time to amend or terminate the 2005 Plan, but it may condition any amendment on the approval of our stockholders if such approval will be necessary or advisable under tax, securities, stock exchange or other applicable laws, policies or regulations. The Board or the Compensation Committee has the right to amend or terminate any outstanding award without approval of the participant, but an amendment or termination may not, without the participant’s consent, reduce or diminish the value of the award determined as if it had been exercised, vested, cashed in or otherwise settled on the date of the amendment or termination, and the original term of any option may not be extended. The Compensation Committee has broad authority to amend the 2005 Plan or any outstanding award without the approval of the participants to the extent necessary to comply with applicable tax laws, securities laws, accounting rules or other applicable laws, or to ensure that an award is not subject to interest and penalties under Section 409A of the Internal Revenue Code. If any provision of the 2005 Plan or any award agreement contravenes any regulation or U.S. Department of Treasury guidance promulgated under Section 409A of the Internal Revenue Code that could cause an award to be subject to interest and penalties, such provision will be modified to maintain the original intent of the provision without violating Section 409A. Furthermore, any discretionary authority that the Compensation Committee may have pursuant to the 2005 Plan will not be applicable to an award that is subject to Section 409A to the extent such discretionary authority will contravene Section 409A.

Federal Income Tax Information

The following discussion is a summary of the federal income tax consequences relating to the grant and exercise of awards under the 2005 Plan and the subsequent sale of common stock that will be acquired under this Plan. The tax effect of exercising awards may vary depending upon the particular circumstances, and the income tax laws and regulations change frequently.

Nonqualified Stock Options.  There will be no federal income tax consequences to a participant or to us upon the grant of a nonqualified stock option. When the participant exercises a nonqualified option, however, he will realize ordinary income in an amount equal to the excess of the fair market value of the option shares that he receives upon exercise of the option at the time of exercise over the exercise price, and we will be allowed a corresponding deduction, subject to any applicable limitations under Section 162(m) of the Internal Revenue Code. Any gain that a participant realizes when the participant later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the participant held the shares.

Incentive Stock Options.  There typically will be no federal income tax consequences to a participant or to us upon the grant or exercise of an incentive stock option. If the participant holds the option shares for the required holding period of at least two years after the date the option was granted or one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the participant disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he will realize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and we will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Section 162(m) of the Internal Revenue Code. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the participant’s alternative minimum tax.

Stock Appreciation Rights.  The participant will not recognize income, and we will not be allowed a tax deduction, at the time a stock appreciation right is granted. When the participant exercises the stock appreciation right, the fair market value of any shares of common stock received will be taxable as ordinary income, and we will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Section 162(m) of the Internal Revenue Code.

Restricted Stock.  Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, the participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date, less any amount he paid for the stock, and we will be allowed a corresponding tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Internal Revenue Code. If the participant files an election under Section 83(b) of the Internal Revenue Code within 30 days after the date of grant of the restricted stock, he will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date, less any amount a participant paid for the stock, and we will be allowed a corresponding tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Internal Revenue Code. Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, such participant will not be able to recover the tax previously paid pursuant to his Section 83(b) election.

Performance Shares.  A participant will not recognize income, and we will not be allowed a tax deduction, at the time performance shares are granted. When the participant receives payment under the performance shares, the amount of cash and the fair market value of any shares of stock received will be ordinary income to the participant, and we will be allowed a corresponding tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Internal Revenue Code.

New Plan Benefits Table

Awards to officers and other employees under the 2005 Long-Term Incentive Plan are determined by the Compensation Committee in its discretion or, in the case of employees who are not executive officers, pursuant to authority delegated to the Chief Executive Officer and Chief Financial Officer, acting jointly. Awards under this Plan to our non-employee directors are determined by our Compensation Committee, in its discretion, except that our non-employee directors receive automatic annual grants of options to purchase 13,200 shares on January 1 of each year, with an exercise price equal to the closing price of our Common Stock on the last trading day of the prior year. As a result, it is not possible to determine the benefits and amounts that will be received by any individual participant or group of participants in the future. As set forth in the table below, no grants of equity awards were made during 2006 to our executive officers under the 2005 Plan and the grants shown on the table below were made during 2006 pursuant to the 2005 Plan (i) to our non-employee directors (in the aggregate), and (ii) to our employees who are not executive officers (in the aggregate).

Name and Position	Number of Options	Dollar Value of Shares

Wayne T. Gattinella, Chief Executive Officer and President and a Director	-0-	-0-
Nan-Kirsten Forte, EVP — Consumer Services	-0-	-0-
David Gang, EVP — Product and Programming and Chief Technology Officer	-0-	-0-
Anthony Vuolo, Chief Financial Officer	-0-	-0-
Martin J. Wygod, Chairman of the Board	-0-	-0-
Executive Group	-0-	-0-
Non-Executive Director Group	79,200	$340,000	(1)
Non-Executive Officer Employee Group	1,299,425	$4,373,983	(2)

(1)	Represents the aggregate dollar value, on date of issuance, of shares of Class A Common Stock issued to non-employee directors in payment of annual fees for service on the WebMD Board. See “Non-Employee Director Compensation — Annual Fees” above.

(2)	Represents the aggregate dollar value, on the respective dates of issuance, of shares of WebMD Restricted Stock.

Equity Compensation Plan Information

The following table contains certain information, as of December 31, 2006, about our equity compensation plans.

			(c)
	(a)	(b)	Number of securities
	Number of securities to be	Weighted-average	remaining available for
	issued upon exercise of	exercise price of	future issuance under equity
	outstanding options,	outstanding options,	compensation plans
	warrants	warrants and	(excluding securities
Plan category(1)	and rights	rights	reflected in column (a))

Equity compensation plans approved by security holders	5,096,708	$22.57	1,268,729
Equity compensation plans not approved by security holders(2)	305,075	$40.60	0

Total	5,401,783	$23.59	1,268,729

(1)	This table does not include equity plans of HLTH providing for options to purchase shares of HLTH Common Stock and shares of HLTH Restricted Stock. For information regarding those equity compensation plans, see Note 4 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

(2)	The plan included in this category is WebMD Health Corp. Long-Term Incentive Plan for Employees of Subimo, LLC, which did not require approval of our stockholders under applicable law and NASDAQ rules. We refer to that Plan as the Subimo Plan. A description of the Subimo Plan follows this table.

Description of Subimo Plan

The Subimo Plan authorized the granting of awards of non-qualified stock options to purchase shares of WebMD Class A Common Stock and shares of Restricted Class A Common Stock to employees of Subimo LLC in connection with our acquisition of that company. No further grants may be made under the Subimo Plan. The 305,075 options granted under the Subimo Plan have an exercise price equal to $40.60, the market value on the date of grant, which was the closing date of the acquisition. The options to purchase WebMD Class A Common Stock granted under the Subimo Plan generally had the following vesting schedule: 25% on each of the first four anniversaries of the date of grant. However, a small number of members of Subimo’s senior management received grants, under the Subimo Plan, of options to purchase WebMD Class A Common Stock and shares of WebMD Restricted Stock that have the following vesting schedule: 15% on the third anniversary of the date of grant; 25% on the fourth anniversary; and 60% on the fifth anniversary. The options issued under the Subimo Plan expire on the tenth anniversary of the date of grant. Upon termination of employment, unvested options generally are forfeited and vested options generally expire 90 days after termination (one year in the case of termination as a result of death or disability or immediately in the event of termination for “cause”). The Subimo Plan is administered by the Compensation Committee of our Board of Directors and all or a portion of such authority may be delegated to one or more officers of WebMD. The authority to make awards and to determine their terms and conditions in accordance with this Plan was delegated by the Compensation Committee to our Chief Executive Officer, subject to concurrence by our Chief Financial Officer.

PROPOSAL 3:

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Ernst & Young LLP, an independent registered public accounting firm, to be WebMD’s independent auditor for the current fiscal year and, with the endorsement of the Board of Directors, recommends to stockholders that they ratify that appointment. Ernst & Young has served as our independent auditors since 2005 and as HLTH’s independent auditors since 1995.

Our Board of Directors unanimously recommends a vote “FOR” the approval of Proposal 3.

Although stockholder approval of the Audit Committee’s appointment of Ernst & Young is not required by law, the Board of Directors believes that it is advisable and a matter of good corporate practice to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the Annual Meeting, the Audit Committee will reconsider its appointment of Ernst & Young.

A representative of Ernst & Young is expected to be present at the Annual Meeting. The representative will be afforded an opportunity to make a statement and will be available to respond to questions by stockholders. If the selection of Ernst & Young is ratified, the Audit Committee nevertheless retains the discretion to select different accounting firms in the future, should the Audit Committee then deem such selection to be in WebMD’s best interest and in the best interest of the stockholders. Any such selection need not be submitted to a vote of stockholders.

Services and Fees of Ernst & Young

In addition to retaining Ernst & Young LLP to audit our consolidated financial statements for 2006 and 2005 and in connection with our initial public offering and to review our quarterly financial statements during those years, we retained Ernst & Young to provide certain related services. The fees for Ernst & Young’s services to WebMD were:

Type of Fees	2006	2005

Audit Fees	$1,057,667	$2,060,000
Audit-Related Fees	—	—
Tax Fees	9,990	—
All Other Fees	—	—

Total Fees	$1,067,657	$2,060,000

In the above table, in accordance with applicable SEC rules:

•	“audit fees” include: (a) fees billed for professional services (i) for the audit of the consolidated financial statements included in our Annual Report on Form 10-K for that fiscal year, and (ii) for review of the consolidated financial statements included in our Quarterly Reports on Form 10-Q filed during that fiscal year; (b) for 2006, fees billed for the audit of internal control over financial reporting and management’s assessment of internal control over financial reporting; and (c) fees billed for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements;

•	“tax fees” for 2006 consisted of fees for assistance in the preparation of certain tax returns.

None of these services was provided pursuant to a waiver of the requirement that such services be pre-approved by the Audit Committee of our Board of Directors. The Audit Committee has determined that the provision by Ernst & Young of non-audit services to us in 2006 is compatible with Ernst & Young maintaining their independence.

The Audit Committee has decided to pre-approve permissible non-audit services and fees on a case-by-case basis, rather than pursuant to a general policy, with the exception of acquisition-related due diligence engagements, which have been pre-approved by the Audit Committee and are subject to monitoring by the Chairman of the Audit Committee. To ensure prompt handling of unexpected matters, our Audit Committee has delegated to its Chairman the authority to pre-approve permissible non-audit services and fees and to amend or modify pre-approvals that have been granted by the entire Audit Committee. A report of any such actions taken by the Chairman is provided to the Audit Committee at the next Audit Committee meeting.

STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

We expect to hold our 2008 Annual Meeting of Stockholders on September 23, 2008. Proposals that stockholders intend to present at that meeting must be received by us not later than April 18, 2008 if they are to be eligible for consideration for possible inclusion in WebMD’s Proxy Statement and form of proxy relating to that meeting, unless the date of the meeting is changed to a later one, in which case such proposals must be received a reasonable time before a solicitation is made. In addition, our Bylaws establish an advance notice procedure with regard to director nominations and proposals by stockholders intended to be presented at an annual meeting, but not included in our Proxy Statement. For these nominations or other business to be properly brought before the 2008 Annual Meeting by a stockholder, the stockholder must provide written notice delivered to the Secretary of WebMD at least 90 days and not more than 120 days in advance of the anniversary of the 2007 Annual Meeting date, which notice must contain specified information concerning the matters to be brought before the meeting and concerning the stockholder proposing these matters. All notices of proposals by stockholders, whether or not intended to be included in our proxy materials, should be sent to: Secretary, WebMD Health Corp., 111 Eighth Avenue, New York, New York 10011. If a stockholder intends to submit a proposal at the next annual meeting of stockholders which is not intended for inclusion in the Proxy Statement relating to that meeting, notice from the stockholder in accordance with the requirements in our Bylaws must be received by us no later than June 20, 2008, unless the date of the meeting is changed, in which case we will announce any change in the date by which the notice must be received by us when we first announce the change in meeting date.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. You can inspect, read and copy these reports, proxy statements and other information at the public reference facilities the SEC maintains at 100 F Street, N.E., Washington, D.C. 20549. A copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2006 accompanies this Proxy Statement.

We make available free of charge at www.wbmd.com (in the “Investor Relations” section) copies of materials we file with, or furnish to, the SEC. You can also obtain copies of these materials at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the public reference facilities by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site at www.sec.gov that makes available reports, proxy statements and other information regarding issuers that file electronically with it.

MISCELLANEOUS

Where information contained in this Proxy Statement rests particularly within the knowledge of a person other than WebMD, we have relied upon information furnished by such person or contained in filings made by such person with the SEC.

The material under the headings “Report of the Audit Committee” (other than the description of the responsibilities of the Audit Committee in the first paragraph of that Report) and the “Report of the Compensation Committee” shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that WebMD specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

ANNEX A

WEBMD HEALTH CORP.

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

AS AMENDED THROUGH JULY 26, 2007

A.	Purpose and Role

1. General.  The Audit Committee (the “Committee”) has been established by the Board of Directors (the “Board”) of WebMD Health Corp. (the “Corporation”) to oversee:

•	the accounting and financial reporting processes of the Corporation,

•	the audits of the Corporation’s financial statements, and

•	related matters, including administration of the Corporation’s Code of Business Conduct;

with such oversight responsibilities being delegated by the Board to the Committee to the full extent contemplated by the requirements applicable to audit committees of companies listed for quotation on The NASDAQ Global Market under applicable law and under the listing standards of The NASDAQ Stock Market.

2. Oversight Role.  The Committee’s role is one of oversight, recognizing that the Corporation’s management is responsible for preparing the Corporation’s financial statements and that the Corporation’s registered public accounting firm is responsible for auditing those financial statements. In carrying out its oversight responsibilities, the Committee is not providing any expert or professional certification as to the Corporation’s financial statements or the registered public accounting firm’s work.

3. Reporting Relationships; Retention Authority.  The Corporation’s registered public accounting firm shall report directly to the Committee and the Committee shall have the sole authority to appoint and terminate the Corporation’s registered public accounting firm and to approve the amount of their compensation and shall have the authority to cause its payment by the Corporation. The Corporation’s internal audit function shall also report directly to the Committee. The Committee shall have the sole authority to appoint and terminate any outside parties retained by the Corporation to provide internal audit services and to approve the amount of their compensation and shall have the authority to cause its payment by the Corporation.

B.	Composition

1. Members.  The Committee shall consist of as many members as the Board shall determine, but in any event not fewer than three members. Members of the Committee shall be appointed by the Board in accordance with the By-laws of the Corporation. Committee members shall serve until the earliest of their resignation or their replacement or removal by the Board in accordance with this Charter and the By-laws of the Corporation.

2. Qualifications.  Each member of the Committee shall, in the judgment of the Board, meet the following requirements (the “Independence Requirements”):

•	all independence requirements, under applicable law, for members of audit committees of companies listed for quotation on The NASDAQ Global Market;

•	all applicable independence requirements of The NASDAQ Stock Market for members of audit committees of companies listed for quotation on The NASDAQ Global Market; and

•	being free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a member of the Committee.

In addition, the following additional requirements (together with the Independence Requirements, the “Qualification Requirements”) shall also apply:

•	each member of the Committee shall, in the judgment of the Board, meet the basic financial literacy requirements, under applicable law, for members of audit committees of companies listed for quotation on The NASDAQ Global Market;

•	each member of the Committee shall, in the judgment of the Board, meet the basic financial literacy requirements under applicable listing standards of the NASDAQ Stock Market for members of audit committees of companies listed for quotation on The NASDAQ Global Market;

•	each member of the Committee must not have participated in the preparation of the financial statements of the Corporation (or any subsidiary of the Corporation) at any time during the three years prior to appointment as a member of the Committee;

•	at least one member of the Committee shall, in the judgment of the Board, have previous employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities (which member may be the one who is also an “audit committee financial expert” under applicable rules promulgated by the Securities and Exchange Commission); and

•	at least one member of the Committee shall, in the judgment of the Board, be an “audit committee financial expert” under the applicable rules promulgated by the Securities and Exchange Commission.

In the event that the Board determines that a member ceases to meet the Qualification Requirements applicable to individual members, the Board shall consider the removal and replacement of such member; provided, however, that the Board may, if necessary or appropriate in its judgment, appoint or retain Committee members in reliance on any available exceptions to any of the Qualification Requirements for the time period such exceptions are available. A failure by one or more Committee members to meet any of the Qualification Requirements (or of there to be an “audit committee financial expert” or a Committee member meeting other qualifications required of one or more Committee members) shall not invalidate decisions made, or actions taken, by the Committee.

3. Chairperson.  A Chairperson of the Committee may be appointed by the Board or the Committee.

4. Removal and Replacement.  The members of the Committee may be removed or replaced, and any vacancies on the Committee shall be filled by the Board in accordance with the By-laws of the Corporation.

C.	Operations

1. Meetings.  The Committee shall determine the schedule and frequency of the Committee meetings, provided that the Committee shall meet at least four times per year. Minutes of these meetings shall be kept and filed with the Secretary of the Corporation.

2. Agenda; Reports.  The Committee shall determine the agenda for its meetings. The Committee may invite other Board members, members of management and others to attend meetings and provide pertinent information and reports, as it deems necessary; provided, however, that the Committee members shall meet regularly: with appropriate representatives of the Corporation’s registered public accounting firm without any members of management present; with the Corporation’s head of internal audit without any other members of

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER –
AS AMENDED THROUGH JULY 26, 2007

ANNEX A – PAGE 2

management present; and with appropriate representatives of any outside provider of co-sourced internal audit services without any members of management present. Nothing in this Charter shall be construed to restrict the reliance by any member of the Committee, to the full extent permitted by law, on information, opinions, reports or statements presented to the Committee by any of the Corporation’s officers or employees, or other committees of the Board, or by any other person selected with reasonable care by or on behalf of the Corporation or the Committee as to matters the Committee member reasonably believes are within such other person’s professional or expert competence.

3. Report to Board.  The Committee shall report its actions and recommendations to the Board at the next Board meeting after each Committee meeting or, if so determined by the Committee, by distribution to the members of the Board of the minutes of a meeting, a unanimous written consent or other relevant documents.

D.	Authority and Responsibilities Delegated to the Committee

1. The Committee shall assess the adequacy of this Charter and the procedures developed by the Committee to implement this Charter on at least an annual basis and shall submit any proposed amendments to this Charter that the Committee recommends be made to the Board for its approval.

2. The Committee shall review and discuss with corporate management and the Corporation’s registered public accounting firm:

•	the unaudited quarterly financial results prior to the release of earnings and/or the quarterly financial statements prior to filing or distribution;

•	the audited financial results for the year and the proposed footnotes to the financial statements prior to filing or distribution, including disclosures of related party transactions;

•	other financial information to be included in the Corporation’s SEC filings, including in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section;

•	the “Report of Management on Internal Control Over Financial Reporting” and the registered public accounting firm’s attestation of the Report prior to filing or distribution;

•	all major accounting policy matters involved in the preparation of interim and annual financial reports and any deviations from prior practice; and

•	the application of significant accounting and auditing policies, including new pronouncements, to the Corporation’s financial reports.

3. In consultation with corporate management, the Corporation’s registered public accounting firm and the internal auditors, the Committee shall review the Corporation’s accounting procedures, internal controls, financial reporting processes and disclosure controls and procedures, and shall take such action with respect to any of those matters as the Committee may determine to be necessary or appropriate. The Committee shall annually obtain and review a report from the Corporation’s registered public accounting firm, which shall be delivered prior to and within 90 days of the filing of the audit report with the SEC, which sets forth:

•	all critical accounting policies and practices used by the Corporation,

•	all alternative accounting treatments of financial information within GAAP related to material items that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the accounting firm, and

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER –
AS AMENDED THROUGH JULY 26, 2007

ANNEX A – PAGE 3

•	other material written communications between the Corporation’s registered public accounting firm and management.

4. The Committee shall oversee the work of the Corporation’s registered public accounting firm and evaluate their performance at least annually and shall receive and review:

•	a report by the Corporation’s registered public accounting firm describing the firm’s internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review, of the registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

•	any other required reports from the registered public accounting firm.

5. At least annually, the Committee shall consider the independence of the registered public accounting firm, including whether the provision by the firm of permitted non-audit services is compatible with independence, and obtain and review a report from, and discuss with, the registered public accounting firm describing all relationships between the auditor and the Corporation.

6. The Committee shall pre-approve, to the extent required by applicable law, all audit engagements and any permitted non-audit engagements and the related fees and terms with the Corporation’s registered public accounting firm. The Committee may establish policies and procedures for the engagement of the Corporation’s registered public accounting firm to provide permitted non-audit services. The Committee shall review with management and the registered public accounting firm, at a time when the annual audit plan is being developed, the plan’s timing, scope, staffing, locations, foreseeable issues, priorities and procedures, and the engagement team.

7. The Committee shall review with the Corporation’s registered public accounting firm, on completion of the annual audit, their experience, any restrictions on their work, cooperation received, significant disagreements with corporate management, their findings and their recommendations. The Committee shall oversee the resolution of any disagreements between corporate management and the registered public accounting firm. The Committee shall discuss with the registered public accounting firm those matters required to be communicated to audit committees by the registered public accounting firm in accordance with law and with professional standards applicable to the registered public accounting firm.

8. The Committee shall recommend to the Board, based on the reviews performed by the Committee, whether the annual financial statements should be included in the Annual Report on Form 10-K.

9. The Committee shall oversee the Corporation’s internal auditing program, shall receive regular reports from the Corporation’s internal auditors regarding the results of their procedures and shall receive corporate management’s response and follow-up to those reports. The Committee shall evaluate the Corporation’s internal auditors, including any outside parties retained by the Corporation to provide internal audit services.

10. The Committee shall review the Corporation’s policies with respect to risk assessment and risk management, and review contingent liabilities and risks that may be material to the Corporation and major legislative and regulatory developments which could materially impact the Corporation’s contingent liabilities and risks.

11. The Committee shall review and monitor any programs or procedures that the Corporation has instituted to correct any control deficiencies noted by the Corporation’s registered public accounting firm or the internal auditors in their reviews.

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER –
AS AMENDED THROUGH JULY 26, 2007

ANNEX A – PAGE 4

12. The Committee shall oversee and confirm the rotation, in accordance with applicable law, of the lead audit partner of the Corporation’s registered public accounting firm.

13. The Committee shall establish policies with respect to hiring by the Corporation of current or former employees of the Corporation’s registered public accounting firm.

14. The Committee shall administer the Corporation’s Code of Business Conduct in accordance with its terms, shall construe all terms, provisions, conditions and limitations of the Code and shall make factual determinations required for the administration of the Code and, in connection with such administration shall:

•	establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters; and

•	review with management proposed related party transactions (as such term is used in Item 404 of SEC Regulation S-K) and approve any such transactions the Committee determines to be appropriate for the Corporation to enter into.

The Chairperson of the Committee shall serve on the Governance & Compliance Committee of the Board and, through such service by the Chairperson, the Committee shall coordinate with the Governance & Compliance Committee on matters relating to the Corporation’s compliance programs, implementation of the Code of Business Conduct, corporate governance and such other matters as the Committee may determine to be appropriate.

15. The Committee shall annually prepare a report to stockholders as required to be included in the Corporation’s annual proxy statement filed with the Securities and Exchange Commission.

16. The Chairperson of the Committee shall coordinate with the Chairperson of the Audit Committee of HLTH Corporation (the “HLTH Committee”) on matters for which oversight is provided by both committees and the Committee is authorized to hold joint meetings with the HLTH Committee to the extent the Chairperson of the Committee deems it to be appropriate.

The foregoing list is not intended to be exhaustive, and the Committee shall, in addition, have such powers as may be necessary or appropriate in furtherance of the objectives set forth in this Charter or as may, from time to time, be delegated by the Board. The adoption of this Charter and any amendments hereto shall not be construed to reduce any power or authority previously delegated to the Committee by the Board.

The Committee shall have the power to delegate its authority to subcommittees or individual members of the Committee as it deems appropriate, to the full extent permitted under applicable law and applicable listing standards of The NASDAQ Stock Market; provided, however, that any decision made pursuant to the foregoing delegation of authority with respect to the Committee authority under Paragraph 6 of this Section D shall be presented to the Committee at its next regularly-scheduled meeting. In addition, the Committee shall have the power to delegate its authority to other members of the Board who meet the Independence Requirements as it deems appropriate, to the full extent permitted by applicable law and the listing standards of The NASDAQ Stock Market applicable to the Corporation; provided, however, that in no event may it delegate its authority to such other members of the Board under Paragraphs 1 through 8 or Paragraph 15 of this Section D. The Committee shall have the power to delegate its authority under Paragraph 14 of this Section D with respect to administration of the Corporation’s Code of Business Conduct to the General Counsel of the Corporation, except with respect to the authority to amend the Code and to grant waivers to the Corporation’s directors, executive officers and senior financial officers.

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER –
AS AMENDED THROUGH JULY 26, 2007

ANNEX A – PAGE 5

The Committee shall have the power to conduct or authorize investigations into any matters within the scope of its responsibilities. The Committee shall have the power to retain consultants, accountants and other outside advisors to advise and assist it in any manner it deems appropriate. The Committee may also retain outside legal counsel, as it deems appropriate. The Committee shall have the sole authority to retain and terminate such consultants, accountants, advisors and counsel and to review and approve their fees and other retention terms and shall have the authority to cause the payment of such fees by the Corporation.

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER –
AS AMENDED THROUGH JULY 26, 2007

ANNEX A – PAGE 6

ANNEX B

WEBMD HEALTH CORP.

AMENDED AND RESTATED COMPENSATION COMMITTEE CHARTER

AS AMENDED THROUGH JULY 26, 2007

A.	Purpose

1. General.  The Compensation Committee (the “Committee”) has been established by the Board of Directors (the “Board”) of WebMD Health Corp. (the “Corporation”) to determine the compensation arrangements of the executive officers of the Corporation, to assist the Board in providing oversight of the compensation programs applicable to other employees of the Corporation and to provide assistance and recommendations to the Board with respect to various other aspects of the Corporation’s compensation policies and practices and related matters.

2. Equity Compensation Plans.  The Committee has the authority under the Corporation’s existing equity compensation plans (and shall have the authority under any future equity compensation plans that so provide) to make awards in any form permitted under the respective plans.

B.	Composition

1. Members.  The Committee shall consist of as many members as the Board shall determine, but in any event not fewer than three members. Members of the Committee shall be appointed by the Board in accordance with the By-laws of the Corporation. Committee members shall serve until the earliest of their resignation or their replacement or removal by the Board in accordance with this Charter and the By-laws of the Corporation.

2. Qualifications.  Each member of the Committee shall, in the judgment of the Board, meet the following requirements (the “Independence Requirements”):

•	all independence requirements, under applicable law, for members of compensation committees of companies listed for quotation on the NASDAQ Global Market;

•	all applicable independence requirements of The NASDAQ Stock Market for members of compensation committees of companies listed for quotation on the NASDAQ Global Market; and

•	being free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a member of the Committee.

In addition, each member shall, in the judgment of the Board, also meet the following additional requirements (together with the Independence Requirements, the “Qualification Requirements”):

•	being “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended); and

•	being “outside directors” (within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder) (“Section 162(m)”).

In the event that the Board determines that a member ceases to meet the Qualification Requirements, the Board shall consider the removal and replacement of such member; provided, however, that the Board may, if necessary or appropriate in its judgment, appoint or retain Committee members in reliance on any available exceptions to any of the Qualification Requirements for the time period such exceptions are available. A failure by one or more Committee members to meet any of the Qualification Requirements shall not invalidate decisions made, or actions taken, by the Committee.

3. Chairperson.  A Chairperson of the Committee may be appointed by the Board or the Committee.

4. Removal and Replacement.  The members of the Committee may be removed or replaced, and any vacancies on the Committee shall be filled, by the Board in accordance with the By-laws of the Corporation.

C.	Operations

1. Meetings.  The Committee shall determine the schedule and frequency of the Committee meetings, provided that the Committee shall meet at least twice per year. Minutes of these meetings shall be kept and filed with the Secretary of the Corporation.

2. Agenda; Reports.  The Committee shall determine the agenda for its meetings. The Committee may invite other Board members, members of management and others to attend meetings and provide pertinent information and reports, as it deems necessary; provided, however, that the Chief Executive Officer of the Corporation may not be present during voting or deliberations with respect to his or her own compensation arrangements. Nothing in this Charter shall be construed to restrict the reliance by any member of the Committee, to the full extent permitted by law, on information, opinions, reports or statements presented to the Committee by any of the Corporation’s officers or employees, or other committees of the Board, or by any other person selected with reasonable care by or on behalf of the Corporation or the Committee as to matters the Committee member reasonably believes are within such other person’s professional or expert competence.

3. Report to Board.  The Committee shall report its actions and recommendations to the Board at the next Board meeting after each Committee meeting or, if so determined by the Committee, by distribution to the members of the Board of the minutes of a meeting, a unanimous written consent or other relevant documents.

D.	Authority and Responsibilities Delegated to the Committee

1. The Committee shall review and approve compensation arrangements for the Corporation’s Chief Executive Officer and other executive officers and shall have the authority to make any determinations and take any actions it determines to be necessary or appropriate in administering any such compensation arrangements.

2. The Committee shall provide general oversight with respect to compensation policies relating to the Corporation’s other officers and employees and make recommendations to the Board for any changes to such policies that the Committee determines to be necessary or appropriate.

3. The Committee shall review and approve compensation arrangements for non-employee directors in their capacity as directors and members of the standing committees of the Board. The Committee shall review and approve compensation arrangements for any non-employee directors who provide services to the Corporation other than in their capacity as directors.

4. The Committee shall evaluate the Chief Executive Officer’s performance in light of the Corporation’s goals and objectives.

5. The Committee shall assist the Board and the Governance & Compliance Committee of the Board in overseeing the development of executive succession plans.

6. The Committee shall administer the Corporation’s equity compensation plans and such other compensation plans as the Board may determine (the “Plans”) in accordance with their terms, shall construe all terms, provisions, conditions and limitations of the Plans and shall make factual determinations required for the administration of the Plans.

7. The Committee shall have, to the full extent permitted by applicable law, the Certification of Incorporation of the Corporation, the By-laws of the Corporation and the listing standards of The NASDAQ

AMENDED AND RESTATED COMPENSATION COMMITTEE CHARTER –
AS AMENDED THROUGH JULY 26, 2007

ANNEX B – PAGE 2

Stock Market applicable to the Corporation, all of the power and authority of the Board with respect to the adoption and amendment of Plans.

8. The Committee shall review the Plans from time to time, as it deems appropriate, and may recommend to the Board any changes in such Plans that the Committee determines to be necessary or appropriate or, to the full extent permitted by Paragraph 7 of this Section D, use the authority delegated to the Committee by the Board to approve any such changes it determines to be necessary or appropriate.

9. The Committee shall oversee the Corporation’s policies on structuring compensation for executive officers to preserve tax deductibility and, as and when required, establish and certify the attainment of performance goals pursuant to Section 162(m).

10. The Committee shall assess the adequacy of this Charter and the procedures developed by the Committee to implement this Charter on at least an annual basis and shall submit any proposed amendments to this Charter that the Committee recommends be made to the Board for its approval.

11. The Chairperson of the Committee shall serve on the Governance & Compliance Committee of the Board and, through such service by the Chairperson, the Committee shall coordinate with the Governance & Compliance Committee on matters relating to the Corporation’s compliance programs, senior executive recruitment and management development, corporate governance and such other matters as the Committee may determine to be appropriate.

12. The Committee shall: (a) review and discuss with the Corporation’s management the Compensation Discussion and Analysis (CD&A) to be included in the Corporation’s annual proxy statement and Annual Report on Form 10-K (whether directly or by incorporation by reference) and determine whether to recommend to the Board that the CD&A be included in those filings with the Securities and Exchange Commission; and (b) provide a Compensation Committee Report, for inclusion in those filings, that complies with the rules and regulations applicable to those filings.

13. The Chairperson of the Committee shall coordinate with the Chairperson of the Compensation Committee of HLTH Corporation (the “HLTH Committee”) on matters for which oversight is provided by both committees and the Committee is authorized to hold joint meetings with the HLTH Committee to the extent the Chairperson of the Committee deems it to be appropriate.

The foregoing list is not intended to be exhaustive, and the Committee shall, in addition, have such powers as may be necessary or appropriate in furtherance of the objectives set forth in this Charter or as may, from time to time, be delegated by the Board. The adoption of this Charter and any amendments hereto shall not be construed to reduce any power or authority previously delegated to the Committee by the Board.

The Committee shall, to the full extent permitted by applicable law and the listing standards of The NASDAQ Stock Market applicable to the Corporation, have the power to delegate its authority to subcommittees or individual members of the Committee as it deems appropriate. In addition, the Committee shall have the power to delegate its authority to other members of the Board and to members of management as it deems appropriate, to the full extent permitted by applicable law and the listing standards of The NASDAQ Stock Market applicable to the Corporation; provided, however, that in no event may it delegate its authority under Paragraphs 1, 3, 4, 6, 7 and 9 of this Section D.

The Committee shall have the power to retain consultants, accountants and other outside advisors to advise and assist it in any manner it deems appropriate. The Committee may also retain outside legal counsel, as it deems appropriate. The Committee shall have the sole authority to retain and terminate such consultants, accountants, advisors and counsel and to review and approve their fees and other retention terms and shall have the authority to cause the payment of such fees by the Corporation.

AMENDED AND RESTATED COMPENSATION COMMITTEE CHARTER –
AS AMENDED THROUGH JULY 26, 2007

ANNEX B – PAGE 3

ANNEX C

WEBMD HEALTH CORP.

AMENDED AND RESTATED NOMINATING COMMITTEE CHARTER

AS AMENDED THROUGH JULY 26, 2007

A.	Purpose

1. General.  The Nominating Committee (the “Committee”) has been established by the Board of Directors (the “Board”) of WebMD Health Corp. (the “Corporation”) to assist the Board by actively identifying individuals qualified to become Board members and making recommendations to the Board regarding (a) the persons to be nominated by the Board for election as director at each annual meeting of stockholders, (b) appointments of directors to fill vacancies occurring between annual meetings and (c) appointments of directors to fill newly created directorships, if any, created by expansion of the size of the Board between annual meetings.

2. Diversity.  The Board believes that diversity is a critical attribute of a well-functioning board. It is the responsibility of the Nominating Committee to seek qualified candidates to fill vacancies on the Board that contribute distinctive and useful perspectives to governance that best serves the interests of the Company and its stockholders. The Committee shall advise the Board on matters of diversity, including gender, race, culture, thought and geography, and recommend, as necessary, procedures for achieving diversity of viewpoint, background, skills, types of experience, and areas of expertise on the Board.

B.	Composition

1. Members.  The Committee shall consist of as many members as the Board shall determine, but in any event not fewer than three members. Members of the Committee shall be appointed by the Board in accordance with the By-laws of the Corporation. Committee members shall serve until the earliest of their resignation or their replacement or removal by the Board in accordance with this Charter and the By-laws of the Corporation.

2. Qualifications.  Each member of the Committee shall, in the judgment of the Board, meet the following requirements (the “Independence Requirements”):

•	all independence requirements, under applicable law, for members of nominating committees of companies listed for quotation on the NASDAQ Global Market;

•	all applicable independence requirements of The NASDAQ Stock Market for members of nominating committees of companies listed for quotation on the NASDAQ Global Market; and

•	being free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a member of the Committee.

In the event that the Board determines that a member ceases to meet the Independence Requirements, the Board shall consider the removal and replacement of such member; provided, however, that the Board may, if necessary or appropriate in its judgment, appoint or retain Committee members in reliance on any available exceptions to any of the Independence Requirements for the time period such exceptions are available. A failure by one or more Committee members to meet any of the Independence Requirements shall not invalidate decisions made, or actions taken, by the Committee.

3. Chairperson.  A Chairperson of the Committee may be appointed by the Board or the Committee.

4. Removal and Replacement.  The members of the Committee may be removed or replaced, and any vacancies on the Committee shall be filled, by the Board in accordance with the By-laws of the Corporation.

C.	Operations

1. Meetings.  The Committee shall determine the schedule and frequency of the Committee meetings, provided that the Committee shall meet at least once per year in advance of the Board’s nomination of directors for election at the Corporation’s annual meeting. Minutes of these meetings shall be kept and filed with the Secretary of the Corporation.

2. Agenda; Reports.  The Committee shall determine the agenda for its meetings. The Committee may invite other Board members, members of management and others to attend meetings and provide pertinent information and reports, as it deems necessary. Nothing in this Charter shall be construed to restrict the reliance by any member of the Committee, to the full extent permitted by law, on information, opinions, reports or statements presented to the Committee by any of the Corporation’s officers or employees, or other committees of the Board, or by any other person selected with reasonable care by or on behalf of the Corporation or the Committee as to matters the Committee member reasonably believes are within such other person’s professional or expert competence.

3. Report to Board.  The Committee shall report its actions and recommendations to the Board at the next Board meeting after each Committee meeting or, if so determined by the Committee, by distribution to the members of the Board of the minutes of a meeting, a unanimous written consent or other relevant documents.

D.	Authority and Responsibilities Delegated to the Committee

1. The Committee shall establish and review with the Board the qualifications and characteristics that it determines should be sought with respect to individual Board members and the Board as a whole and shall review with the Board any changes thereto that it may, from time to time, determine to be appropriate. These qualifications and characteristics shall be designed to assist the Board in meeting the objectives set forth in Section A.2 of this Charter with respect to diversity.

2. The Committee shall assess the adequacy of this Charter and the procedures developed by the Committee to implement this Charter on at least an annual basis and shall submit any proposed amendments to this Charter that the Committee recommends be made to the Board for its approval. This assessment shall include a review of procedures developed to assist the Board in meeting the objectives set forth in Section A.2 of this Charter with respect to diversity.

3. In order to assist the Board in meeting the objectives set forth in Section A.2 of this Charter with respect to diversity, the Committee shall develop director search processes that identify qualified Board candidates both in the corporate environment as well as other enterprises, such as government, academia, private enterprise, complex non-profit organizations, and professions that serve them, such as accounting, human resources, and legal services. The search process will be designed so that candidates are not systematically eliminated from the search process due solely to background or organizational affiliation and so that each director search affirmatively seeks to include candidates with diverse backgrounds and skills.

4. The Committee shall, in accordance with (a) the policies and principles set forth in this Charter and (b) the relevant requirements of applicable law and requirements applicable to companies listed for quotation on the NASDAQ Global Market, identify and recommend to the Board:

i. the persons to be nominated by the Board for election as director at each annual meeting of stockholders,

ii. persons to be appointed as directors to fill vacancies occurring between annual meetings, and

iii. persons to be appointed as directors to fill newly created directorships, if any, created by expansion of the size of the Board between annual meetings.

AMENDED AND RESTATED NOMINATING COMMITTEE CHARTER –
AS AMENDED THROUGH JULY 26, 2007

ANNEX C – PAGE 2

5. The Committee shall review candidates for the Board recommended by stockholders pursuant to policies and procedures established by the Committee from time to time.

6. The Committee shall consider whether to recommend to the Board increases or decreases in the size of the Board. The Committee shall consider whether to recommend to the Board (a) changes in the Board committee assignments of existing directors, (b) committee assignments for new directors and (c) the formation of additional Board committees.

7. The Chairperson of the Committee shall serve on the Governance & Compliance Committee of the Board and, through such service by the Chairperson, the Committee shall coordinate with the Governance & Compliance Committee on matters relating to the Corporation’s corporate governance and such other matters as the Committee may determine to be appropriate.

8. The Chairperson of the Committee shall coordinate with the Chairperson of the Nominating Committee of HLTH Corporation (the “HLTH Committee”) on matters for which oversight is provided by both committees and the Committee is authorized to hold joint meetings with the HLTH Committee to the extent the Chairperson of the Committee deems it to be appropriate.

The foregoing list is not intended to be exhaustive, and the Committee shall, in addition, have such powers as may be necessary or appropriate in furtherance of the objectives set forth in this Charter, including the objectives set forth in Section A.2 of this Charter with respect to diversity, or as may, from time to time, be delegated by the Board. The adoption of this Charter and any amendments hereto shall not be construed to reduce any power or authority previously delegated to the Committee by the Board.

The Committee shall, to the full extent permitted by applicable law and the listing standards of The NASDAQ Stock Market applicable to the Corporation, have the power to delegate its authority to subcommittees or individual members of the Committee, as it deems appropriate.

The Committee shall have the power to retain search firms or other advisors to identify director candidates. The Committee may also retain counsel or other advisors, as it deems appropriate. The Committee shall have the sole authority to retain and terminate such search firms, advisors or counsel, and to review and approve their fees and other retention terms, and shall have the authority to cause the payment of such fees by the Corporation.

AMENDED AND RESTATED NOMINATING COMMITTEE CHARTER –
AS AMENDED THROUGH JULY 26, 2007

ANNEX C – PAGE 3

ANNEX D

WEBMD HEALTH CORP.

AMENDED AND RESTATED GOVERNANCE & COMPLIANCE COMMITTEE CHARTER

AS AMENDED THROUGH JULY 26, 2007

A.	Purpose; Membership

1. Purpose.  The Governance & Compliance Committee (the “Committee”) has been established by the Board of Directors (the “Board”) of WebMD Health Corp. (the “Corporation”): (a) to evaluate and make recommendations to the Board regarding matters relating to the governance of the Corporation; (b) to assist the Board in coordinating the activities of the Board’s other standing committees, including with respect to the Corporation’s compliance programs, and to provide additional oversight of those compliance programs; and (c) to provide oversight of senior executive recruitment and management development.

2. Membership.  The Committee shall consist of the Chairpersons of the Board’s Nominating Committee, Compensation Committee and Audit Committee. Unless otherwise determined by the Committee, the Chairperson of the Nominating Committee shall serve as the Chairperson of the Committee. Committee members shall serve until the earliest of their resignation or their replacement or removal by the Board as Chairpersons of the Nominating, Compensation or Audit Committee, as the case may be.

B.	Operations

1. Meetings.  The Committee shall determine the schedule and frequency of the Committee meetings, provided that the Committee shall meet at least four times per year, one of which meetings shall be held in advance of the Board’s determination regarding proposals to be included in the Proxy Statement for the Annual Meeting of Stockholders.

2. Agenda; Reports.  The Committee shall determine the agenda for its meetings. The Committee may invite other Board members, members of management and others to attend meetings and provide pertinent information and reports, as it deems necessary. Nothing in this Charter shall be construed to restrict the reliance by any member of the Committee, to the full extent permitted by law, on information, opinions, reports or statements presented to the Committee by any of the Corporation’s officers or employees, or other committees of the Board, or by any other person selected with reasonable care by or on behalf of the Corporation or the Committee as to matters the Committee member reasonably believes are within such other person’s professional or expert competence.

3. Report to Board.  The Committee shall report its actions and recommendations to the Board at the next Board meeting after each Committee meeting or, if so determined by the Committee, by distribution to the members of the Board of the minutes of a meeting, a unanimous written consent or other relevant documents.

C.	Authority and Responsibilities Delegated to the Committee

1. The Committee shall evaluate and make recommendations to the Board regarding (a) the governance of the Corporation; (b) Board procedures; and (c) related matters. Recommendations may include possible changes to the Corporation’s Certificate of Incorporation, By-laws, Board committee charters and other relevant constitutive documents, policy statements or similar materials.

2. The Committee shall evaluate and make recommendations to the Board regarding any proposals for which a stockholder has provided required notice that such stockholder intends to make at the Annual Meeting of Stockholders, including recommendations regarding the Board’s response and regarding whether to include such proposal in the Corporation’s proxy statement.

3. The Committee may, if it deems it appropriate to do so, develop and present to the Board for its adoption a set of “Corporate Governance Guidelines,” which shall set forth guidelines in areas such as the function and operations of the Board and its committees.

4. The Committee shall assess the adequacy of this Charter on at least an annual basis and shall submit any proposed amendments to this Charter that the Committee recommends be made to the Board for its approval.

5. The Committee shall, to the full extent permitted by applicable law and the listing standards of The NASDAQ Stock Market applicable to the Corporation, be responsible for making any required determinations regarding the independence of the members of the Board.

6. The Committee shall assist the Board in coordinating the activities of the Board’s other standing committees, including with respect to the Corporation’s compliance programs, and shall provide additional oversight of those compliance programs and related matters.

7. The Committee shall provide oversight with respect to matters relating to recruitment of senior executives of the Corporation and development of management talent.

8. The Chairperson of the Committee shall coordinate with the Chairperson of the Governance & Compliance Committee of HLTH Corporation (the “HLTH Committee”) on matters for which oversight is provided by both committees and the Committee is authorized to hold joint meetings with the HLTH Committee to the extent the Chairperson of the Committee deems it to be appropriate.

The foregoing list is not intended to be exhaustive, and the Committee shall, in addition, have such powers as may be necessary or appropriate in furtherance of the objectives set forth in this Charter or as may, from time to time, be delegated by the Board. The adoption of this Charter and any amendments hereto shall not be construed to reduce any power or authority previously delegated to the Committee by the Board.

The Committee shall, to the full extent permitted by applicable law and the listing standards of The NASDAQ Stock Market applicable to the Corporation, have the power to delegate its authority to subcommittees or individual members of the Committee as it deems appropriate.

The Committee shall have the power to retain counsel or other advisors, as it deems appropriate. The Committee shall have the sole authority to retain and terminate such advisors or counsel and to review and approve their fees and other retention terms and shall have the authority to cause the payment of such fees by the Corporation.

AMENDED AND RESTATED GOVERNANCE & COMPLIANCE COMMITTEE CHARTER –
AS AMENDED THROUGH JULY 26, 2007

ANNEX D – PAGE 2

ANNEX E

WEBMD HEALTH CORP.

2005 LONG-TERM INCENTIVE PLAN

(AS AMENDED AND RESTATED EFFECTIVE JULY 27, 2006)

ARTICLE 1

PURPOSE

1.1 General.  The purpose of the WebMD Health Corp. 2005 Long-Term Incentive Plan (as it may be amended from time to time, the “Plan”) is to promote the success, and enhance the value, of WebMD Health Corp., a Delaware Corporation (the “Corporation”), by linking the personal interests of its employees, officers, directors and consultants to those of Corporation shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Corporation in its ability to motivate, attract and retain the services of employees, officers, directors and consultants upon whose judgment, interest and special effort the successful conduct of the Corporation’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees and officers, directors and consultants.

ARTICLE 2

EFFECTIVE DATE

2.1 Effective Date.  The Plan became effective on the date upon which it was approved by the Board and the shareholders of the Corporation, which was September 26, 2005 (the “Effective Date”). The effective date of the amendment and restatement of the Plan is July 27, 2006 (the “Amendment and Restatement Date”).

ARTICLE 3

DEFINITIONS

3.1 Definitions.  When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence and is not otherwise defined in the Plan, the word or phrase shall generally be given the meaning ascribed to it in this Section. The following words and phrases shall have the following meanings:

(a) “1933 Act” means the Securities Act of 1933, as amended from time to time.

(b) “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

(c) “Affiliate” means any Parent or Subsidiary and any person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Corporation.

(d) “Amendment and Restatement Date” has the meaning specified in Section 2.1.

(e) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, Dividend Equivalent Award or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(f) “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.

(g) “Board” means the Board of Directors of the Corporation.

(h) “Cause” as a reason for a Participant’s termination of employment or service shall have the meaning assigned such term in the employment agreement, if any, between such Participant and the Corporation or an affiliated company, provided, however, that if there is no such employment agreement in which such term is defined, “Cause” shall mean any of the following acts by the Participant, as determined by the Board: gross neglect of duty, prolonged absence from duty without the consent of the Corporation, intentionally engaging in any activity that is in conflict with or adverse to the business or other interests of the Corporation, or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Corporation.

(i) “Change of Control” means and includes the occurrence of any one of the following events:

(i) individuals who, at the effective date of the Initial Public Offering, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director after the Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Corporation as a result of an actual or threatened election contest (as described in Rule 14a-11 under the 1934 Act (“Election Contest”)) or other actual or threatened solicitation of proxies or consents by or on behalf of any “person” (as such term is defined in Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) and 14(d)(2) of the 1934 Act) other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director;

(ii) any person becomes a “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Corporation representing 50% or more of the combined voting power of the Corporation’s then outstanding securities eligible to vote for the election of the Board (the “Corporation Voting Securities”); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change of Control of the Corporation by virtue of any of the following acquisitions: (A) any acquisition by a person who is on the Effective Date the beneficial owner of 50% or more of the outstanding Corporation Voting Securities, (B) an acquisition by the Corporation which reduces the number of Corporation Voting Securities outstanding and thereby results in any person acquiring beneficial ownership of more than 50% of the outstanding Corporation Voting Securities, provided that if after such acquisition by the Corporation such person becomes the beneficial owner of additional Corporation Voting Securities that increase the percentage of outstanding Corporation Voting Securities beneficially owned by such person, a Change of Control of the Corporation shall then occur, (C) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Parent or Subsidiary, (D) an acquisition by an underwriter temporarily holding securities pursuant to an offering of such securities or (E) an acquisition pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii)); or

(iii) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Corporation that requires the approval of the Corporation’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Reorganization”), or the sale or other disposition of all or substantially all of the

2005 LONG-TERM INCENTIVE PLAN –
AS AMENDED AND RESTATED EFFECTIVE JULY 27, 2006

ANNEX E — PAGE 2

Corporation’s assets to an entity that is not an affiliate of the Corporation (a “Sale”), unless immediately following such Reorganization or Sale: (A) more than 50% of the total voting power of (x) the corporation resulting from such Reorganization or the corporation which has acquired all or substantially all of the assets of the Corporation (in either case, the “Surviving Corporation”) or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by the Corporation Voting Securities that were outstanding immediately prior to such Reorganization or Sale (or, if applicable, is represented by shares into which such Corporation Voting Securities were converted pursuant to such Reorganization or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Corporation Voting Securities among the holders thereof immediately prior to the Reorganization or Sale, (B) no person (other than (x) the Corporation, (y) any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation or (z) a person who immediately prior to the Reorganization or Sale was the beneficial owner of 25% or more of the outstanding Corporation Voting Securities) is the beneficial owner, directly or indirectly, of 25% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Reorganization or Sale were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization or Sale (any Reorganization or Sale which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”);

provided, however, that in no event shall a Change of Control be deemed to have occurred so long as Emdeon Corporation directly or indirectly beneficially owns at least 50% of the voting power represented by the securities of the Corporation entitled to vote generally in the election of the Corporation’s directors; and provided further, however, that under no circumstances shall a split-off, spin-off, stock dividend or similar transaction as a result of which the voting securities of the Corporation are distributed to shareholders of Emdeon Corporation or its successors constitute a Change of Control.

Notwithstanding the foregoing, with respect to an Award that is subject to Section 409A of the Code, and payment or settlement of such Award is to be accelerated in connection with an event that would otherwise constitute a Change of Control, no event set forth in clause (i), (ii) or (iii) will constitute a Change of Control for purposes of the Plan and any Award Agreement unless such event also constitutes a “change in the ownership”, “change in the effective control” or “change in the ownership of a substantial portion of the assets” of the Corporation as defined under Section 409A of the Code and the Treasury guidance promulgated thereunder.

(j) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

(k) “Committee” means, subject to the last sentence of Section 4.1, the committee of the Board described in Article 4.

(l) “Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code, provided that no employee shall be a Covered Employee until the deduction limitations of Section 162(m) of the Code are applicable to the Corporation and any reliance period under Treasury Regulation Section 1.162-27(f) has expired.

2005 LONG-TERM INCENTIVE PLAN –
AS AMENDED AND RESTATED EFFECTIVE JULY 27, 2006

ANNEX E — PAGE 3

(m) “Disability” has the meaning ascribed under the long-term disability plan applicable to the Participant. Notwithstanding the above, (i) with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code and (ii) to the extent an Award is subject to Section 409A of the Code, and payment or settlement of the Award is to be accelerated solely as a result of the Participant’s Disability, Disability shall have the meaning ascribed thereto under Section 409A of the Code and the Treasury guidance promulgated thereunder.

(n) “Dividend Equivalent” means a right granted to a Participant under Article 11.

(o) “Effective Date” has the meaning assigned such term in Section 2.1.

(p) “Fair Market Value”, on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable. With respect to awards granted on the effective date of the Corporation’s Initial Public Offering, Fair Market Value shall mean the price at which the Stock is initially offered in the Initial Public Offering.

(q) “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(r) “Initial Public Offering” means the underwritten initial public offering of equity securities of the Corporation pursuant to an effective registration statement under the 1933 Act.

(s) “Non-Employee Director” means a member of the Board who is not an employee of the Corporation or any Parent or Affiliate.

(t) “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

(u) “Option” means a right granted to a Participant under Article 7 to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

(v) “Other Stock-Based Award” means a right, granted to a Participant under Article 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.

(w) “Parent” means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Corporation. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

(x) “Participant” means a person who, as an employee, officer, consultant or director of the Corporation or any Parent, Subsidiary or Affiliate, has been granted an Award under the Plan.

(y) “Performance Share” means a right granted to a Participant under Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

(z) “Restricted Stock Award” means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

(aa) “Stock” means the $.01 par value Class A common stock of the Corporation and such other securities of the Corporation as may be substituted for Stock pursuant to Article 15.

2005 LONG-TERM INCENTIVE PLAN –
AS AMENDED AND RESTATED EFFECTIVE JULY 27, 2006

ANNEX E — PAGE 4

(bb) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

(cc) “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting equity securities or voting power is beneficially owned directly or indirectly by the Corporation. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

(dd) “Emdeon Corporation” means Emdeon Corporation, a Delaware corporation.

ARTICLE 4

ADMINISTRATION

4.1 Committee.  The Plan shall be administered by a committee (the “Committee”) appointed by the Board (which Committee shall consist of two or more directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (within the meaning of Section 162(m) of the Code) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Section 162(m) of the Code and such relief is sought by the Corporation, Section 162(m) of the Code, respectively, are applicable. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. During any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. Notwithstanding the foregoing, (i) initial Awards granted to Participants in connection with the Initial Public Offering may be determined, and (ii) to the extent determined by the Board, following the Initial Public Offering the Plan may be administered, by the compensation committee of the board of directors of Emdeon Corporation and all references to such Committee in the Plan shall be deemed to refer to such Committee for so long as it serves as the Plan administrator.

4.2 Action by the Committee.  For purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Corporation or any Parent or Affiliate, the Corporation’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan.

4.3 Authority of Committee.  Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a) Designate Participants;

(b) Determine the type or types of Awards to be granted to each Participant;

(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

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(d) Determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(e) Accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

(f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards or other property, or an Award may be canceled, forfeited or surrendered;

(g) Prescribe the form of each Award Agreement, which need not be identical for each Participant or amend any Award Agreement;

(h) Decide all other matters that must be determined in connection with an Award;

(i) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(k) Amend the Plan as provided herein.

Notwithstanding the foregoing authority, except as provided in or pursuant to Article 15, the Committee shall not authorize, generally or in specific cases only, for the benefit of any Participant, any adjustment in the exercise price of an Option or the base price of a Stock Appreciation Right, or in the number of shares subject to an Option or Stock Appreciation Right granted hereunder by (i) cancellation of an outstanding Option or Stock Appreciation Right and a subsequent regranting of an Option or Stock Appreciation Right, (ii) amendment to an outstanding Option or Stock Appreciation Right, (iii) substitution of an outstanding Option or Stock Appreciation Right or (iv) any other action that would be deemed to constitute a repricing of such an Award under applicable law, in each case, without prior approval of the Corporation’s stockholders.

4.4 Delegation of Authority.  To the extent not prohibited by applicable laws, rules and regulations, the Board or the Committee may, from time to time, delegate some or all of its authority under the Plan to a subcommittee or subcommittees thereof or to one or more directors or executive officers of the Corporation as it deems appropriate under such conditions or limitations as it may set at the time of such delegation or thereafter, except that neither the Board nor the Committee may delegate its authority pursuant to Article 16 to amend the Plan. For purposes of the Plan, references to the Committee shall be deemed to refer to any subcommittee, subcommittees, directors or executive officers to whom the Board or the Committee delegates authority pursuant to this Section 4.4.

4.5 Decisions Binding.  The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding and conclusive on all parties.

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ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1 Number of Shares.  Subject to adjustment as provided in Article 15, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Share Award) shall be 7,150,000 shares (the “Maximum Number”). Not more than the Maximum Number of shares of Stock shall be granted in the form of Incentive Stock Options.

5.2 Lapsed Awards.  To the fullest extent permissible under Rule 16b-3 under the 1934 Act and Section 422 of the Code and any other applicable laws, rules and regulations, (i) if an Award is canceled, terminates, expires, is forfeited or lapses for any reason without having been exercised or settled, any shares of Stock subject to the Award will be added back into the Maximum Number and will again be available for the grant of an Award under the Plan and (ii) shares of Stock subject to SARs or other Awards settled in cash and the number of shares of Stock tendered or withheld to satisfy a Participant’s tax withholding obligations shall be added back into the Maximum Number and will be available for the grant of an Award under the Plan.

5.3 Stock Distributed.  Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4 Limitation on Awards.  Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 15), the maximum number of shares of Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Participant shall be 412,500 (all of which may be granted as Incentive Stock Options); provided, however, that in connection with his or her initial employment with the Corporation, a Participant may be granted Options or SARs with respect to up to an additional 412,500 shares of Stock (all of which may be granted as Incentive Stock Options), which shall not count against the foregoing annual limit. The maximum Fair Market Value (measured as of the date of grant) of any Awards other than Options and SARs that may be received by any one Participant (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $5,000,000. The maximum number of shares of Stock that may be subject to one or more Performance Share Awards (or used to provide a basis of measurement for or to determine the value of Performance Share Awards) in any one calendar year to any one participant (determined on the date of payment of settlement) shall be 412,500.

ARTICLE 6

ELIGIBILITY

6.1 General.  Awards may be granted only to individuals who are employees, officers, directors or consultants of the Corporation or a Parent or an Affiliate. In the discretion of the Committee, Awards may be made to Covered Employees which are intended to constitute qualified performance-based compensation under Section 162(m) of the Code.

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ARTICLE 7

STOCK OPTIONS

7.1 General.  The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) Exercise Price.  The exercise price per share of Stock under an Option shall be determined by the Committee at the time of the grant but in no event shall the exercise price be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

(b) Time and Conditions of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(e) and 7.3. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. The Committee may waive any exercise provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exerciseable at an earlier date.

(c) Payment.  Unless otherwise determined by the Committee, the exercise price of an Option may be paid (i) in cash, (ii) by actual delivery or attestation to ownership of freely transferable shares of stock already owned; provided, however, that to the extent required by applicable accounting rules, such shares shall have been held by the Participant for at least six months, (iii) by a combination of cash and shares of Stock equal in value to the exercise price or (iv) by such other means as the Committee, in its discretion, may authorize. In accordance with the rules and procedures authorized by the Committee for this purpose, an Option may also be exercised through a “cashless exercise” procedure authorized by the Committee that permits Participants to exercise Options by delivering a properly executed exercise notice to the Corporation together with a copy of irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations.

(d) Evidence of Grant.  All Options shall be evidenced by a written Award Agreement between the Corporation and the Participant. The Award Agreement shall include such provisions not inconsistent with the Plan as may be specified by the Committee.

(e) Exercise Term.  In no event may any Option be exercisable for more than ten years from the date of its grant.

7.2 Incentive Stock Options.  The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a) Lapse of Option.  An Incentive Stock Option shall lapse under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in paragraphs (3), (4) and (5) below, provide in writing that the Option will extend until a later date, but if an Option is exercised after the dates specified in paragraphs (3), (4) and (5) below, it will automatically become a Non-Qualified Stock Option:

(1) The Incentive Stock Option shall lapse as of the option expiration date set forth in the Award Agreement.

(2) The Incentive Stock Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

(3) If the Participant terminates employment for any reason other than as provided in paragraph (4) or (5) below, the Incentive Stock Option shall lapse, unless it is previously exercised,

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three months after the Participant’s termination of employment; provided, however, that if the Participant’s employment is terminated by the Corporation for Cause, the Incentive Stock Option shall (to the extent not previously exercised) lapse immediately.

(4) If the Participant terminates employment by reason of his Disability, the Incentive Stock Option shall lapse, unless it is previously exercised, one year after the Participant’s termination of employment.

(5) If the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses, the Option shall lapse one year after the Participant’s death. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 14.5.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 14, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the Participant’s termination of employment.

(b) Individual Dollar Limitation.  The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

(c) Ten Percent Owners.  No Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Parent or Affiliate unless the exercise price per share of such Option is at least 110% of the Fair Market Value per share of Stock at the date of grant and the Option expires no later than five years after the date of grant.

(d) Expiration of Incentive Stock Options.  No Award of an Incentive Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

(e) Right to Exercise.  During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(f) Directors.  The Committee may not grant an Incentive Stock Option to a non-employee director. The Committee may grant an Incentive Stock Option to a director who is also an employee of the Corporation or any Parent or Affiliate but only in that individual’s position as an employee and not as a director.

7.3 Options Granted to Non-employee Directors.  Notwithstanding the foregoing, Options granted to Non-Employee Directors under this Article 7 shall be subject to the following additional terms and conditions:

(a) Lapse of Option.  An Option granted to a Non-Employee Director under this Article 7 shall lapse under the earliest of the following circumstances:

(1) The Option shall lapse as of the option expiration date set forth in the Award Agreement.

(2) If the Participant ceases to serve as a member of the Board for any reason other than as provided in the proviso to this paragraph (2) or in paragraph (3) below, the Option shall lapse, unless it is previously exercised, (A) in the case of Option grants made to Non-Employee Directors after January 27, 2006, three years after the Participant’s termination as a member of the Board and (B) in the case of Option grants made to Non-Employee Directors on or prior to January 27, 2006, on the

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later of (x) 5 1/2 months following the Participant’s termination as a member of the Board of Directors or (y) December 31 of the year in which such termination of service occurs; provided, however, that if the Participant is removed for cause (determined in accordance with the Corporation’s bylaws, as amended from time to time), the Option shall (to the extent not previously exercised) lapse immediately.

(3) If the Participant ceases to serve as a member of the Board by reason of his Disability or death, the Option shall lapse, unless it is previously exercised, (A) in the case of Option grants made to Non-Employee Directors after January 27, 2006, three years after the Participant’s termination as a member of the Board and (B) in the case of Option grants made to Non-Employee Directors on or prior to January 27, 2006, 14 1/2 months following the Participant’s termination as a member of the Board of Directors. If the Participant dies during the post termination exercise period specified above in paragraph (2) or in paragraph (3) and before the Option otherwise lapses, the Option shall lapse one year after the Participant’s death. Upon the Participant’s death, any exercisable Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 14.5.

If a Participant exercises Options after termination of his service on the Board, he may exercise the Options only with respect to the shares that were otherwise exercisable on the date of termination of his service on the Board. Such exercise otherwise shall be subject to the terms and conditions of this Article 7.

(b) Acceleration Upon Change of Control.  Notwithstanding Section 7.1(b), in the event of a Change of Control, each Option granted to a Non-Employee Director under this Article 7 that is then outstanding immediately prior to such Change of Control shall become immediately vested and exercisable in full on the date of such Change of Control.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1 Grant of Stock Appreciation Rights.  The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(a) Right to Payment.  Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

(1) The Fair Market Value of one share of Stock on the date of exercise; over

(2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one share of Stock on the date of grant.

(b) Other Terms.  All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

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ARTICLE 9

PERFORMANCE SHARES

9.1 Grant of Performance Shares.  The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant, subject to Section 5.4. All Awards of Performance Shares shall be evidenced by an Award Agreement.

9.2 Right to Payment.  A grant of Performance Shares gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant.

9.3 Other Terms.  Performance Shares may be payable in cash, Stock or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

ARTICLE 10

RESTRICTED STOCK AWARDS

10.1 Grant of Restricted Stock.  The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

10.2 Issuance and Restrictions.  Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

10.3 Forfeiture.  Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Corporation; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

10.4 Certificates for Restricted Stock.  Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

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ARTICLE 11

DIVIDEND EQUIVALENTS

11.1 Grant of Dividend Equivalents.  The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments (in cash, Stock or other property) equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued, or be deemed to have been reinvested in additional shares of Stock or otherwise reinvested.

ARTICLE 12

OTHER STOCK-BASED AWARDS

12.1 Grant of Other Stock-based Awards.  The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, shares of Stock awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, stock units, phantom stock and other Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

ARTICLE 13

ANNUAL AWARDS TO NON-EMPLOYEE DIRECTORS

13.1 Grant of Options.  Each Non-Employee Director who is serving in such capacity as of January 1 of each year that the Plan is in effect shall be granted a Non-Qualified Option to purchase 13,200 shares of Stock, subject to adjustment as provided in Article 15. In addition, each Non-Employee Director who is serving in such capacity as of the effective date of the Initial Public Offering shall be granted a Non-Qualified Stock Option to purchase 13,200 shares of Stock on such date. Each such date that Options are to be granted under this Article 13 is referred to hereinafter as a “Grant Date”. In addition, the Committee may, in its sole discretion, permit or require each Non-Employee Director to receive all or any portion of his or her compensation for services as a director in the form of an Award under the Plan with such term and conditions as may be determined by the Board in its sole discretion.

If on any Grant Date, shares of Stock are not available under the Plan to grant to Non-Employee Directors the full amount of a grant contemplated by the immediately preceding paragraph, then each Non-Employee Director shall receive an Option (a “Reduced Grant”) to purchase shares of Stock in an amount equal to the number of shares of Stock then available under the Plan divided by the number of Non-Employee Directors as of the applicable Grant Date. Fractional shares shall be ignored and not granted.

If a Reduced Grant has been made and, thereafter, during the term of the Plan, additional shares of Stock become available for grant, then each person who was a Non-Employee Director both on the Grant Date on which the Reduced Grant was made and on the date additional shares of Stock become available (a “Continuing Non-Employee Director”) shall receive an additional Option to purchase shares of Stock. The number of newly available shares shall be divided equally among the Options granted to the Continuing Non-Employee Directors; provided, however, that the aggregate number of shares of Stock subject to a Continuing Non-Employee Director’s additional Option plus any prior Reduced Grant to the Continuing Non-Employee

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Director on the applicable Grant Date shall not exceed 13,200 shares (subject to adjustment pursuant to Article 15). If more than one Reduced Grant has been made, available Options shall be granted beginning with the earliest such Grant Date.

13.2 Option Price.  The option price for each Option granted under this Article 13 shall be the Fair Market Value on the date of grant of the Option.

13.3 Term.  Each Option granted under this Article 13 shall, to the extent not previously exercised, terminate and expire on the date ten (10) years after the date of grant of the Option, unless earlier terminated as provided in Section 13.4.

13.4 Lapse of Option.  An Option granted under this Article 13 shall not automatically lapse by reason of the Participant ceasing to qualify as a Non-Employee Director but remaining as a member of the Board. An Option granted under this Article 13 shall lapse under the earliest of the following circumstances:

(1) The Option shall lapse ten years after it is granted.

(2) If the Participant ceases to serve as a member of the Board for any reason other than as provided in the proviso to this paragraph (2) or paragraph (3) below, the Option shall lapse, unless it is previously exercised, (A) in the case of Option grants made to Non-Employee Directors after January 27, 2006, three years after the Participant’s termination as a member of the Board and (B) in the case of Option grants made to Non-Employee Directors on or prior to January 27, 2006, on the later of (x) 5 1/2 months following the Participant’s termination as a member of the Board of Directors or (y) December 31 of the year in which such termination of service occurs; provided, however, that if the Participant is removed for cause (determined in accordance with the Corporation’s bylaws, as amended from time to time), the Option shall (to the extent not previously exercised) lapse immediately.

(3) If the Participant ceases to serve as a member of the Board by reason of his Disability or death, the Option shall lapse, unless it is previously exercised, (A) in the case of Option grants made to Non-Employee Directors after January 27, 2006, three years after the Participant’s termination as a member of the Board and (B) in the case of Option grants made to Non-Employee Directors on or prior to January 27, 2006, 14 1/2 months following the Participant’s termination as a member of the Board of Directors.

(4) If the Participant dies during the post termination exercise period specified above in paragraph (2) or in paragraph (3) and before the Option otherwise lapses, the Option shall lapse one year after the Participant’s death. Upon the Participant’s death, any exercisable Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 14.5.

If a Participant exercises Options after termination of his or her service on the Board, he or she may exercise the Options only with respect to the shares that were otherwise exercisable on the date of termination of his service on the Board. Such exercise otherwise shall be subject to the terms and conditions of this Article 13.

13.5 Cancellation of Options.  Upon a Participant’s termination of service for any reason other than death or Disability, all Options that have not vested in accordance with the Plan shall be cancelled immediately.

13.6 Exercisability.  Subject to Section 13.7, each Option grant under this Article 13 shall be exercisable as to twenty-five percent (25%) of the Option shares on each of the first, second, third and fourth anniversaries of the Grant Date, such that the Options will be fully exercisable after four years from the Grant Date.

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13.7 Acceleration Upon Change of Control.  Notwithstanding Section 13.6, in the event of a Change of Control, each Option granted under this Article 13 that is then outstanding immediately prior to such Change of Control shall become immediately exercisable in full on the date of such Change in Control.

13.8 Termination of Article 13.  No Options shall be granted under this Article 13 after January 1, 2015.

13.9 Non-exclusivity.  Nothing in this Article 13 shall prohibit the Committee from making discretionary Awards to Non-Employee Directors pursuant to the other provisions of the Plan before or after January 1, 2015. Options granted pursuant to this Article 13 shall be governed by the provisions of this Article 13 and by other provisions of the Plan to the extent not inconsistent with the provisions of this Article 13.

ARTICLE 14

PROVISIONS APPLICABLE TO AWARDS

14.1 Stand-alone, Tandem, and Substitute Awards.  Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, (subject to the last sentence of Section 4.3) or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

14.2 Term of Award.  The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant (or, if Section 7.2(c) applies, five years from the date of its grant).

14.3 Form of Payment for Awards.  Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Corporation or a Parent or Affiliate on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including, without limitation, cash, Stock, other Awards or other property, or any combination thereof, and may be made in a single payment or transfer, in installments or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

14.4 Limits on Transfer.  No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered or hypothecated to or in favor of any party other than the Corporation or a Parent or Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Corporation or a Parent or Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation or other adverse tax consequences, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code, and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, state or federal tax or securities laws applicable to transferable Awards.

14.5 Beneficiaries.  Notwithstanding Section 14.4, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award

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Agreement applicable to the Participant, except to the extent the Plan and such Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time, provided the change or revocation is filed with the Committee.

14.6 Stock Certificates.  All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

14.7 Acceleration Upon Death or Disability.  Unless otherwise set forth in an Award Agreement, upon the Participant’s death or Disability during his employment or service as a director, all outstanding Options, Stock Appreciation Rights, Restricted Stock Awards and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse. Any Option or Stock Appreciation Rights Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b), the excess Options shall be deemed to be Non-Qualified Stock Options.

14.8 Acceleration of Vesting and Lapse of Restrictions.  Subject to Sections 7.3(b) and 13.7, the Committee may, in its sole discretion, at any time (including, without limitation, prior to, coincident with or subsequent to a Change of Control) determine that (a) all or a portion of a Participant’s Options, Stock Appreciation Rights and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or (b) all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare; provided, however, that, with respect to Awards that are subject to Section 409A of the Code, the Committee shall not have the authority to accelerate or postpone the timing of payment or settlement of an Award in a manner that would cause such Award to become subject to the interest and penalty provisions under Section 409A of the Code. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 14.8. All Awards made to Non-Employee Directors shall become fully vested and, in the case of Options, Stock Appreciation Rights and other Awards in the nature of rights that may be exercised, fully exercisable in the event of the occurrence of a Change of Control as of the date of such Change of Control.

14.9 Other Adjustments.  If (i) an Award is accelerated under Sections 7.3(b), 13.7 and/or 14.8 or (ii) a Change of Control occurs (regardless or whether acceleration under Sections 7.3(b), 13.7 and/or 14.8 occurs), the Committee may, in its sole discretion, provide (a) that the Award will expire after a designated period of time after such acceleration or Change of Control, as applicable, to the extent not then exercised, (b) that the Award will be settled in cash rather than Stock, (c) that the Award will be assumed by another party to a transaction giving rise to the acceleration or a party to the Change of Control, (d) that the Award will otherwise be equitably converted or adjusted in connection with such transaction or Change of Control, or (e) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated; provided, however, that, with respect to Awards that are subject to Section 409A of the Code, the Committee shall not have the authority to accelerate or postpone the timing of payment or settlement of an Award in a manner that would cause such Award to become subject to the interest and penalty provisions under Section 409A of the Code.

14.10 Performance Goals.  In order to preserve the deductibility of an Award under Section 162(m) of the Code, the Committee may determine that any Award granted pursuant to this Plan to a Participant that is

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or is expected to become a Covered Employee shall be determined solely on the basis of (a) the achievement by the Corporation or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Corporation’s stock price, (c) the Corporation’s total shareholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by the Corporation or a Parent or Subsidiary, or a business unit of any such entity, of a specified target, or target growth in, net income, revenues, earnings per share, earnings before income and taxes, and earnings before income, taxes, depreciation and amortization, or (e) any combination of the goals set forth in (a) through (d) above. If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Section 162(m) of the Code or the regulations thereunder), and the Committee has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

14.11 Termination of Employment.  Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur (i) in a circumstance in which a Participant transfers from the Corporation to one of its Parents or Subsidiaries, transfers from a Parent or Affiliate to the Corporation, or transfers from one Parent or Affiliate to another Parent or Affiliate, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a split-off, spin-off, sale or other disposition of the Participant’s employer from the Corporation or any Parent or Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Corporation, a Parent or Affiliate for purposes of Section 424(f) of the Code, the Options held by such Participant shall be deemed to be Non-Qualified Stock Options.

14.12 Loan Provisions.  Subject to applicable laws, rules and regulations, including, without limitation, Section 402 of the Sarbanes-Oxley Act of 2002, with the consent of the Committee, the Corporation may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any Option granted under this Plan and/or with respect to the payment of the purchase price, if any, of any Award granted hereunder and/or with respect to the payment by the Participant of any or all federal and/or state income taxes due on account of the granting or exercise of any Award hereunder. The Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan(s), including the interest rate to be charged in respect of any such loan(s), whether the loan(s) are to be made with or without recourse against the borrower, the collateral or other security, if any, securing the repayment of the loan(s), the terms on which the loan(s) are to be repaid and the conditions, if any, under which the loan(s) may be forgiven.

ARTICLE 15

CHANGES IN CAPITAL STRUCTURE

15.1 General.  Upon or in contemplation of (a) any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split, (b) any merger, combination, consolidation, or other reorganization, (c) any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Stock (whether in the form of securities or property), (d) any exchange of Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Stock, or (e) a sale of all or substantially all the business or assets of the Corporation as an entirety, then the

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Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

(i) proportionately adjust any or all of (A) the number and type of shares of Stock (or other securities) that thereafter may be made the subject of Awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (B) the number, amount and type of shares of Stock (or other securities or property) subject to any or all outstanding Awards, (C) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding Awards, (D) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards, or (E) the performance standards applicable to any outstanding Awards, or

(ii) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based Awards, based upon the distribution or consideration payable to holders of the Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the Award. With respect to any Award of an Incentive Stock Option, the Committee may make such an adjustment that causes the option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant.

In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally. In the case of any stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by clause (i) above shall nevertheless be made.

ARTICLE 16

AMENDMENT, MODIFICATION AND TERMINATION

16.1 Amendment, Modification and Termination.  The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan; provided, however, that the Board or the Committee may condition any amendment or modification on the approval of shareholders of the Corporation if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

16.2 Awards Previously Granted.  At any time and from time to time, but subject to Section 4.3, the Committee may amend, modify or terminate any outstanding Award or Award Agreement without approval of the Participant; provided, however, that, subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination; provided further, however, that the original term of any Option may not be extended. No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant. Notwithstanding any provision herein to the contrary, the Committee shall have broad authority to amend the Plan or any outstanding Award under the Plan without approval of the Participant to the extent necessary or desirable (i) to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other

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applicable laws, rules and regulations or (ii) to ensure that an Award is not subject to interest and penalties under Section 409A of the Code.

ARTICLE 17

GENERAL PROVISIONS

17.1 No Rights to Awards.  No Participant or any eligible participant shall have any claim to be granted any Award under the Plan, and neither the Corporation nor the Committee is obligated to treat Participants or eligible participants uniformly.

17.2 No Stockholder Rights.  No Award gives the Participant any of the rights of a shareholder of the Corporation unless and until shares of Stock are in fact issued to such person in connection with the exercise, payment or settlement of such Award.

17.3 Withholding.  The Corporation or any Subsidiary, Parent or Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy federal, state, local and other taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by (i) withholding from the Award shares of Stock or (ii) delivering shares of Stock that are already owned, having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes. The Corporation or any Subsidiary, Parent or Affiliate, as appropriate, shall also have the right to deduct from all cash payments made to a Participant (whether or not such payment is made in connection with an Award) any applicable taxes required to be withheld with respect to such payments.

17.4 No Right to Continued Service.  Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Corporation or any Parent or Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Corporation or any Parent or Affiliate. In its sole discretion, the Board or the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver shares of Stock with respect to awards hereunder.

17.5 Unfunded Status of Awards.  The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Corporation or any Parent or Affiliate.

17.6 Indemnification.  To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Corporation from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit or proceeding against him; provided such member shall give the Corporation an opportunity, at its own expense, to handle and defend the same before such member undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify them or hold such persons harmless.

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17.7 Relationship to Other Benefits.  No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Corporation or any Parent or Affiliate unless provided otherwise in such other plan.

17.8 Expenses; Application of Funds.  The expenses of administering the Plan shall be borne by the Corporation and its Parents or Subsidiaries. The proceeds received by the Corporation from the sale of shares of Stock pursuant to Awards will be used for general corporate purposes.

17.9 Titles and Headings.  The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

17.10 Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

17.11 Fractional Shares.  No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down.

17.12 Government and Other Regulations.  The obligation of the Corporation to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules and regulations, and to such approvals by government agencies as may be required. To the extent that Awards under the Plan are awarded to individuals who are domiciled or resident outside of the United States or to persons who are domiciled or resident in the United States but who are subject to the tax laws of a jurisdiction outside of the United States, the Committee may adjust the terms of the Awards granted hereunder to such person (i) to comply with the laws of such jurisdiction and (ii) to avoid adverse tax consequences relating to an Award. The authority granted under the previous sentence shall include the discretion for the Committee to adopt, on behalf of the Corporation, one or more sub-plans applicable to separate classes of Participants who are subject to the laws of jurisdictions outside of the United States.

17.13 Securities Law Restrictions.  An Award may not be exercised or settled and no shares of Stock may be issued in connection with an Award unless the issuance of such shares of Stock has been registered under the 1933 Act and qualified under applicable state “blue sky” laws and any applicable foreign securities laws, or the Corporation has determined that an exemption from registration and from qualification under such state “blue sky” laws is available. The Corporation shall be under no obligation to register under the 1933 Act, or any state securities act, any of the shares of Stock issued in connection with the Plan. The shares issued in connection with the Plan may in certain circumstances be exempt from registration under the 1933 Act, and the Corporation may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption. The Committee may require each Participant purchasing or acquiring shares of Stock pursuant to an Award under the Plan to represent to and agree with the Corporation in writing that such Participant is acquiring the shares of Stock for investment purposes and not with a view to the distribution thereof. All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any exchange upon which the Stock is then listed, and any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

17.14 Satisfaction of Obligations.  Subject to applicable law, the Corporation may apply any cash, shares of Stock, securities or other consideration received upon exercise or settlement of an Award to any obligations a Participant owes to the Corporation and its Parents, Subsidiaries or Affiliates in connection with the Plan or

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otherwise, including, without limitation, any tax obligations or obligations under a currency facility established in connection with the Plan.

17.15 Section 409A of the Code.  If any provision of the Plan or an Award Agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of the Plan or any Award Agreement shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. Moreover, any discretionary authority that the Board or the Committee may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A of the Code to the extent such discretionary authority will contravene Section 409A of the Code or the Treasury guidance promulgated thereunder.

17.16 Governing Law.  To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

17.17 Additional Provisions.  Each Award Agreement may contain such other terms and conditions as the Board or the Committee may determine, provided that such other terms and conditions are not inconsistent with the provisions of this Plan. In the event of any conflict or inconsistency between the Plan and an Award Agreement, the Plan shall govern and the Award Agreement shall be interpreted to minimize or eliminate such conflict or inconsistency.

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WEBMD HEALTH CORP. ANNUAL MEETING OF STOCKHOLDERS September 18, 2007 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints each of Anthony Vuolo, Lewis H. Leicher and Douglas W. Wamsley as proxies, each with full power of substitution, to represent the undersigned and to vote all shares of stock which the undersigned is entitled in any capacity to vote at the 2007 Annual Meeting of Stockholders of WEBMD HEALTH CORP., to be held at The Waldorf-Astoria Hotel, 301 Park Avenue, New York, NY 10022, on September 18, 2007 at 9:30 a.m, Eastern time, and at any adjournment or postponement thereof, on the matters set forth below and, in their discretion, upon all matters incident to the conduct of the Annual Meeting and upon such other matters as may properly be brought before the Annual Meeting. This proxy revokes all prior proxies given by the undersigned. WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANN ER, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER OR, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS SET FORTH BELOW.

Please date, sign and mail your proxy card in the envelope provided as soon as possible. Please mark your votes as in this example. The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. WITHHOLD FOR ALL AUTHORITY EXCEPT FOR ALL FOR ALL (See instructions NOMINEES NOMINEES below) 1.To elect the persons listed below to each serve as a director in the Class and for the term indicated below. F F F CLASS I NOMINEES (2 year term): #›Mark J. Adler, M.D. #›Neil F. Dimick #›James V. Manning CLASS II NOMINEES (3 year term): #›Wayne T. Gattinella #›Abdool Rahim Moossa, M.D. #›Stanley S. Trotman, Jr. CLASS III NOMINEES (1 year term): #›Jerome C. Keller #›Martin J. Wygod (INSTRUCTION: To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold., as shown here: #œ) FOR AGAINST ABSTAIN 2.To approve an amendment to WebMD’s 2005 Long- Term Incentive Plan to increase the number of shares F F F reserved for issuance. 3.To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm to F F F serve as WebMD’s independent auditor for the fiscal year ending December 31, 2007. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting and Proxy Statement. Signature: ___Signature: ___Date: ___Date: ___ NOTE: Please sign exactly as your name or names appear on this Proxy Card. When shares are held jointly, each holder should sign. When signing as executor, admini strator, attorney, trustee or guardian, please give your full title as such. If the signer is a corporation, please print the full corporate name and the full title of the duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and the full title of the duly authoriz ed person executing on behalf of the partnership. - 2 -